UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __ )

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Glimcher Realty Trust
________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio  43215

March 29, 2013

Dear Shareholder:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Glimcher Realty Trust, which will be held on Thursday, May 9, 2013, beginning at 11 A.M., local time, at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215, for the purposes stated in the attached Notice of Annual Meeting of Shareholders.

Since 2009, we have made our proxy materials available over the Internet and will do so for the proxy materials pertaining to the 2013 Annual Meeting of Shareholders.  We believe that providing proxy materials over the Internet will expedite your receipt of the information while reducing our need to print and ship the materials, which both lowers the costs of delivery and reduces the environmental impact of our annual meeting. On or about March 29, 2013, we mailed to our shareholders a notice containing instructions on how to access our proxy materials and how to vote. This notice also contained instructions on how you can receive a paper copy of our proxy materials.

It is important that your common shares be represented at the Annual Meeting.  Whether or not you plan to attend, we hope that you will vote your shares as promptly as possible. Information about the Annual Meeting and the various matters on which the holders of our common shares of beneficial interest will act is included in the Notice of Annual Meeting of Shareholders and Proxy Statement that follow.

Sincerely, Michael P. Glimcher Chairman of the Board & Chief Executive Officer

Forward Looking Statements

This Proxy Statement, together with other statements and information publicly disseminated by Glimcher Realty Trust, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.  Future events and actual results may differ from the events discussed in the forward-looking statements.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, competition, employment litigation, transaction delays, the failure of Glimcher Realty Trust to qualify as a real estate investment trust, loss of key personnel, the failure to achieve earnings/funds from operations targets or estimates, as well as other risks listed from time to time in our Form 10-K and other reports and statements filed by Glimcher Realty Trust with the Securities and Exchange Commission.

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GLIMCHER REALTY TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 9, 2013

The 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Glimcher Realty Trust, a Maryland real estate investment trust (the “Company”), will be held at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215, on Thursday, May 9, 2013, beginning at 11 A.M., local time, for the following purposes:

1.	To vote to elect three Class I Trustees to serve until the 2016 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To consider and vote upon the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To consider and vote upon a non-binding and advisory resolution regarding the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Company has fixed the close of business on March 15, 2013 as the record date for determining the holders of record of the common shares entitled to receive notice of and to vote at the Annual Meeting. The Company recommends that you vote “FOR” each of the nominees for trustee and “FOR” Proposals 2 and 3.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON AT THE LOCATION STATED ABOVE.

If you are a shareholder of record then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Annual Meeting by following the voting instructions found on the Notice Regarding the Internet Availability of Proxy Materials that you received or by filing with the Secretary of the Company a duly signed revocation or another proxy card bearing a later date than the initial proxy card submitted. Alternatively, you may also change your proxy vote by attending the Annual Meeting in person and voting in person; however, mere attendance at the Annual Meeting will not serve to revoke a proxy unless you specifically request such a revocation. If your common shares are held in a stock brokerage account or by a bank or other nominee, then you must contact the institution or representative that holds your shares and follow its instructions for revoking your proxy. Beneficial owners of common shares held in a brokerage account, by a bank, or other nominee are advised that if you do not timely provide instructions to your broker, banker, or nominee, your shares will not be voted in connection with the election of Class I Trustees (Proposal 1) or with respect to Proposal 3.

By Order of the Board of Trustees, George A. Schmidt Executive Vice President, General Counsel and Secretary

March 29, 2013
Columbus, Ohio

GLIMCHER REALTY TRUST
PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

GLIMCHER REALTY TRUST
PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

Table of Contents (cont’d)

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GLIMCHER REALTY TRUST
180 East Broad Street
Columbus, Ohio  43215

PROXY STATEMENT

Annual Meeting of Shareholders
May 9, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Glimcher Realty Trust, a Maryland real estate investment trust, of proxies from the holders of its issued and outstanding common shares of beneficial interest, $0.01 par value per share (the “Common Shares” or “Common Stock”), to be voted at the 2013 Annual Meeting of Shareholders and any adjournment(s) or postponement(s) of such meeting (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Meeting Notice”). From time to time throughout this Proxy Statement, Glimcher Realty Trust will be referred to as the “Company,” “we,” “us,” or “our company.”

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Time and Place of the Annual Meeting

The Annual Meeting will be held at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio  43215 at 11 A.M., local time, on Thursday, May 9, 2013.

Proxy Recipients

Holders of record of the Common Shares at the close of business on March 15, 2013 (the “Record Date”) received a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) that was sent to shareholders on or about March 15, 2013. Instead of initially mailing a printed copy of the Meeting Notice, this Proxy Statement, a proxy card (or voting instruction form for Common Shares held in a stock brokerage account or by a bank, broker, trustee, or other nominee (“Voting Instruction Form”)), and a copy of our Annual Report to Shareholders (which includes our Annual Report on Form 10-K for the year ended December 31, 2012) (collectively, the “Proxy Materials”) to each shareholder, we are making our Proxy Materials available to shareholders on the Internet. If you received the Internet Notice by mail, you will not receive a printed copy of the Proxy Materials unless you request it in the manner described in the Internet Notice. The Internet Notice explains how to access and review this Proxy Statement and our 2012 Annual Report to Shareholders as well as how you may vote by proxy.  As of the Record Date, the Company had 144,070,454 issued and outstanding Common Shares entitled to vote at the Annual Meeting.

Proxy Voting

Individuals and entities holding the Common Shares at the close of business on the Record Date will be asked to consider and vote upon the following proposals (the “Proposals”):

1.	To vote to elect three Class I Trustees to serve until the 2016 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified (Proposal 1);

2.
To consider and vote upon the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 2); and

3.	To consider and vote upon a non-binding and advisory resolution regarding the Company’s executive compensation (Proposal 3).

With respect to each of the Proposals, each shareholder is entitled to one vote per Common Share owned by such holder.  You should read this Proxy Statement to decide how you want to vote on each proposal.

Types of Shareholders & Specifying Your Vote

If you hold Common Shares that are registered directly in your name with Computershare Inc., the Company’s transfer agent, you are considered the shareholder of record with respect to those Common Shares.  If you hold Common Shares that are held in a stock brokerage account, by a bank, or other nominee, you are considered the beneficial owner of those Common Shares, and those Common Shares are held in “street name.”

If you hold Common Shares in your name then you may vote those Common Shares by proxy or you may vote in person by attending the Annual Meeting.  If you elect to vote your Common Shares by proxy prior to the Annual Meeting then you may vote:

●    via the Internet at www.proxyvote.com;
●    by telephone (see the instructions at www.proxyvote.com); or
●    by requesting, completing, and mailing in a paper proxy card as outlined in the Internet Notice.

If you participate in our Distribution Reinvestment and Share Purchase Plan (the “DRIP”) and hold your Common Shares directly in your name then you will receive a proxy card for the Common Shares held directly in your name and for the Common Shares that you have acquired and hold through the DRIP.  If you participate in the DRIP and own your Common Shares in street name through a brokerage account then you will receive a Voter Instruction Form or proxy card covering the Common Shares held in the DRIP from your bank, broker, trustee, or other nominee. Common Shares credited to your account in the DRIP will be voted by Computershare Trust Company, N.A., the DRIP administrator, in accordance with your voting instructions.

In the event that you hold Common Shares in “street name,” the rules of the New York Stock Exchange (“NYSE”) require your broker, banker, trustee, or other nominee to first obtain your voting instructions with respect to those Common Shares before voting on non-routine matters such as the election of our Class I Trustees presented in Proposal 1 or the vote concerning our executive compensation presented in Proposal 3. The NYSE rules, however, permit, but do not require, your broker, banker, trustee, or other nominee to vote on routine matters, such as ratifying the selection of our independent registered public accounting firm presented in Proposal 2, without receiving your voting instructions. If you do not instruct your broker, banker, trustee, or other nominee how to vote with respect to the matters presented in Proposals 1 and 3, your broker, banker, or other nominee may not vote with respect to these proposals, and those votes will be counted as “broker non-votes.”  Broker non-votes are shares that are held in street name by a broker, banker, trustee, or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.  You may vote via the Internet or by telephone if your bank or broker offers these options. Please see the voting instructions provided by your bank or broker for use in instructing your banker or broker how to vote your Common Shares held in street name.

Conducting the Annual Meeting

In order for us to properly conduct business at the Annual Meeting, a quorum must be present.  Under our Amended and Restated Bylaws (the “Bylaws”), the presence, in person or by proxy, of a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum.  The Proposals presented in this Proxy Statement on which shareholders may vote and the voting result necessary for the passage or shareholder approval of each are as follows:

Proposal 1 concerns the election of three Class I Trustees to our Board of Trustees.  In order for a trustee nominee to be elected, the nominee must receive a plurality of all the votes cast as it pertains to the respective trustee nominee’s election.  A properly signed proxy card or Voter Instruction Form marked “FOR ALL EXCEPT” will not be voted for the trustee(s) candidate so indicated, but will be counted to determine whether there is a quorum.  A proxy card or Voter Instruction Form that is properly signed and marked “WITHHOLD ALL” will not be voted for any trustee candidate, but will be counted to determine whether there is a quorum.

Proposal 2 concerns the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  The affirmative vote by holders of at least a majority of the votes cast at the Annual Meeting at which a quorum is present is required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm.

Proposal 3 concerns a non-binding advisory vote to approve the compensation for the named executive officers disclosed in the section of this Proxy Statement entitled “Compensation of Our Executive Officers.”  Shareholder “approval” of Proposal 3 occurs if the votes cast in its favor exceed votes cast against it.

Shareholders of record who sign and return their proxy card, but fail to specify how to vote their Common Shares, will have their shares voted as follows: (i) FOR ALL the nominees for Class I Trustee (Proposal 1), (ii) FOR ratifying the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal 2), (iii) FOR approval of the compensation for the named executive officers disclosed herein (Proposal 3), and (vi) in the proxy holder’s discretion with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

If your Common Shares are held in street name and you do not give instructions as to how you want your Common Shares voted, under current NYSE rules your broker, banker, or other nominee will be able to vote your Common Shares with respect to certain routine items, but will not be allowed to vote your Common Shares with respect to certain non-routine items.  The ratification of BDO USA, LLP as our independent registered public accounting firm under Proposal 2 is considered a routine item under the NYSE rules and your broker, banker, or other nominee will be able to vote on that item even without receiving instructions from you, so long as it holds your Common Shares in its name.  The election of trustees to our Board of Trustees as provided for in Proposal 1 and the vote concerning our executive compensation presented in Proposal 3 are considered non-routine items under NYSE rules.

If you do not instruct your broker, banker, or other nominee on how to vote with respect to these Proposals 1 and 3, your broker, banker, or other nominee may not vote with respect to these Proposals and those votes will be counted as broker non-votes. When your bank, broker, trustee, or other nominee votes your Common Shares on routine matters, such as Proposal 2, without receiving voting instructions, those Common Shares are counted both for establishing a quorum to conduct business at the Annual Meeting and in determining the number of Common Shares voted “for” or “against” such routine matters.  However, broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but will not be counted for purposes of determining the outcome of shareholder voting on the non-routine matters described in Proposals 1 and 3.

Shareholders have no dissenters’ rights of appraisal with respect to any of the Proposals.  The Company does not presently intend to bring any business before the Annual Meeting other than that described in the Proposals and Meeting Notice.

Changing or Revoking Your Proxy Vote

If you are a shareholder of record, then you may change your vote or revoke your proxy at any time before your proxy is exercised at the Annual Meeting by following the voting instructions found on the Internet Notice that you received or by filing with the Secretary of the Company a duly signed revocation or another proxy card bearing a later date than the initial proxy card submitted.  Alternatively, you may also change or revoke your proxy vote by attending the Annual Meeting in person and voting in person; provided however, that mere attendance at the Annual Meeting will not serve to change or revoke a proxy vote unless you specifically request such a revocation or change.  If you hold your Common Shares in street name then you must contact the institution or representative that holds your shares and follow its instructions for changing or revoking a proxy vote.

Abstentions & Broker Non-Votes

Abstentions occur when a shareholder abstains from voting as to a particular matter.  As described earlier, broker non-votes occur when a broker, bank, or other nominee holding Common Shares for a beneficial owner does not vote on a particular proposal because the banker, broker, or other nominee does not have discretionary voting power with respect to the proposal and has not received voting instructions from the beneficial owner.  Although abstentions and broker non-votes will not be counted as votes against a particular proposal, they have the same effect as a vote against the respective proposal to which they apply. Abstentions and broker non-votes will be considered present for the purposes of determining a quorum.

Attending the Annual Meeting

Our Annual Meeting will begin promptly at 11:00 A.M., local time, on Thursday, May 9, 2013 at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus, Ohio 43215.  All holders of the Common Shares or their duly authorized proxies should be prepared to present photo identification for admission to the Annual Meeting.  If you hold your Common Shares in street name then you may be asked to present proof of beneficial ownership of the Common Shares as of the Record Date.  Examples of acceptable evidence of ownership include your most recent brokerage statement (as of the date of the Annual Meeting) showing ownership of Common Shares prior to the Record Date or a photocopy of your Voting Instruction Form.  Persons acting as proxies must bring a valid proxy from a shareholder of record as of the Record Date.  Your late arrival or failure to comply with these procedures could affect your ability to participate in the Annual Meeting.  No cameras, recording equipment, photography devices, electronic devices, or excessively large bags or packages will be permitted in the Annual Meeting.  Directions to the Annual Meeting, as of the date of the Meeting Notice, are as follows:

From the North:

Take I-71 South toward Columbus, Ohio.
Merge onto I-670 West via Exit 109A and travel 0.7 miles.
Merge left onto North 3rd Street/US-23 South via Exit 4B.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the South:

Take I-71 North toward Columbus, Ohio.
Keep left to take OH-315 North via Exit 106B-A toward Dayton and travel 1.2 miles.
Take the US-33 exit toward Dublin Road/Long Street.
Turn right onto US-33/West Spring Street/W. Long Street and travel 1.1 miles.
Turn right onto North 3rd Street/US-33 East/OH-3 South.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the East:

Take I-70 West toward Columbus, Ohio.
Take the Fourth Street/US-23 Exit 100B and travel 0.1 miles.
Turn right onto South 4th Street/US-33 West/WS-23 North and travel 0.7 miles.
Turn left onto Gay Street and travel less than 0.1 miles.
Turn left onto North 3rd Street.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

From the West:

Take I-70 East toward Columbus, Ohio.
Keep left to take I-670 East via Exit 96 toward Airport and travel 3.6 miles.
Take the US-23 Exit 4 toward 4th Street/3rd Street/High Street.
Take the 3rd Street/US-23 South Exit 4A on the left.
Turn slight right onto North 3rd Street/US-23 South.
50 North 3rd Street will be on your left, near the intersection of 3rd Street and Gay Street.

The listed directions to the Annual Meeting are subject to change due to traffic and road conditions caused by many factors including, but not limited to, weather and road construction.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

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PROPOSALS FOR SHAREHOLDER CONSIDERATION AT THE ANNUAL MEETING

The following Proposals will be presented at the Annual Meeting and voted on by holders of the Company’s Common Shares at the close of business on the Record Date and represented at the Annual Meeting in person or by proxy.

Election of Trustees

The Company’s Board of Trustees currently consists of ten members who are classified into three separate classes denoted as Class I Trustees, Class II Trustees, and Class III Trustees.  Each of the three incumbent Class I Trustees have terms that expire at the Annual Meeting.  Each of the four Class II Trustees have terms that expire at the 2014 Annual Meeting of Shareholders and each of the three Class III Trustees have terms that expire at the 2015 Annual Meeting of Shareholders.

Proposal 1:  Election of Class I Trustees

There are currently three members of the Board of Trustees denoted as Class I Trustees.  With respect to the election of Class I Trustees, pursuant to the Company’s Second Amended and Restated Declaration of Trust (the “Declaration”), at each annual meeting of the Company’s shareholders, the successors to the class of trustees whose terms expire at such meeting shall be elected to hold office for a term expiring at the annual meeting of the Company’s shareholders held in the third year following the year of their election and until their successors are duly elected and qualified.  Accordingly, at the Annual Meeting, each of the current Class I Trustees who has been nominated for re-election to the Board of Trustees and who is elected will hold office for a term of three years until the Annual Meeting of Shareholders to be held in 2016 and until his respective successor is duly elected and qualified. The Nominating and Corporate Governance Committee has recommended to the Board of Trustees that it nominate incumbent Class I Trustees Messrs. Timothy J. O’Brien, Niles C. Overly, and William S. Williams. Proxies cannot be voted for a greater number of persons than the number of nominees named in Proposal 1 herein.  The biographies of the individuals nominated for election as Class I Trustees are listed in the section of this Proxy Statement entitled “Information About Our Trustees, Trustee Nominees, & Executive Officers.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. TIMOTHY J. O’BRIEN, NILES C. OVERLY, AND WILLIAM S. WILLIAMS TO SERVE UNTIL THE 2016 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

There are currently no vacancies on the Board of Trustees and neither the Board of Trustees nor the Company expects a vacancy to exist following the Annual Meeting. Each of the aforementioned nominees for election as trustee has consented to being named in this Proxy Statement and to continue to serve as a trustee, as the case may be, if elected.

Proposal 2:  Ratification of the Appointment of Our Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees has appointed BDO USA, LLP  (“BDO”) as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2013.  A proposal to ratify this appointment shall be presented to the holders of Common Shares at the Annual Meeting.  Although ratification is not required under the Bylaws or otherwise, the Board of Trustees is submitting the appointment of BDO to the holders of Common Shares for ratification in the interest of good corporate governance.  If this proposal is not approved at the Annual Meeting, then the Audit Committee may reconsider its appointment.  Regardless of the outcome of this vote, the Audit Committee in its discretion may continue to retain BDO or may select a different independent registered public accounting firm at any time during the year if it determines that the continued retention of BDO or a change of the independent registered public accounting firm would be in the best interests of the Company and its shareholders.

A summary of the aggregate fees billed by BDO for various audit services and non-audit services that it provided to the Company for the fiscal years ended December 31, 2012 and December 31, 2011, respectively, are provided in the section of this Proxy Statement entitled “Independent Registered Public Accountants – Fees For Audit & Non-Audit Services.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Proposal 3:  Non-Binding Advisory Vote to Approve Executive Compensation

As required pursuant to federal legislation enacted during 2010, we are including a proposal to be voted on by our shareholders at the Annual Meeting to approve the executive compensation reported in the section of this Proxy Statement entitled “Compensation of Our Executive Officers.”

As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, our executive compensation programs and policies are designed to attract, motivate, and retain our senior executives, including all of our named executive officers, who are critical to our success. Under these programs and policies, our senior executives, including each of our named executive officers, are compensated commensurate with our strategic and fiscal needs as well as rewarded for the achievement of specific corporate and individual goals. Our executive compensation is also designed and awarded in a manner to be competitive and comparable with compensation provided to corporate executives at companies similar to ours in terms of operations, certain financial metrics, and strategy.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Under this proposal, shareholders have the opportunity to vote for, against, or abstain from voting with respect to the following resolution:

RESOLVED, that, the compensation paid to the named executive officers of Glimcher Realty Trust (the “Company”), as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders (the “Proxy Statement”), including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement, is hereby approved.

Because this resolution relates to the information about executive compensation contained in this Proxy Statement, beginning with the section entitled “Compensation of Our Executive Officers,” shareholders should review that information in considering their vote on the resolution. Unlike Proposal 1, the results of this shareholder vote are not binding on the Company, the Board of Trustees, or the Executive Compensation Committee of the Board of Trustees.  Furthermore, the results of the vote on this resolution will not overrule any decisions previously made by the Company, the Board of Trustees, or the Executive Compensation Committee with respect to executive compensation and will not create any duty for the Company, Board of Trustees, or the Executive Compensation Committee to take any action in response to the outcome of the vote. Additionally, the results of the shareholder vote on this Proposal 3 and the aforementioned resolution will not serve to modify or invalidate any other previous shareholder vote on the Company’s executive compensation.  However, the Executive Compensation Committee may take into account the outcome of the vote in making compensation decisions and considering other compensation opportunities in the future.  Trustee compensation disclosed in this Proxy Statement is not subject to or covered by this advisory vote.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION.

EXCEPT WHERE OTHERWISE INSTRUCTED AND AS PERMITTED UNDER NYSE RULES, COMPLETED PROXIES THAT HAVE BEEN SOLICITED BY THIS PROXY STATEMENT WILL BE VOTED: (1) FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED ABOVE, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF BDO AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, AND (3) FOR THE FOREGOING RESOLUTION STATED UNDER PROPOSAL 3.

INFORMATION ABOUT OUR TRUSTEES, TRUSTEE NOMINEES, & EXECUTIVE OFFICERS

The following information is provided with respect to current members of the Board of Trustees whose terms do not expire at the Annual Meeting, nominees for election to the Board of Trustees, and executive officers of the Company.  In addition to the biographical information presented, also included for each trustee and trustee nominee is a listing of the particular skills, qualifications, experience, or attributes that led the Board of Trustees to conclude that the respective trustee or trustee nominee should serve on the Board of Trustees.  For each trustee and trustee nominee, the skills, qualifications, experience, or attributes listed below are in addition to the qualifications and skills that each trustee and trustee nominee possesses and which are described in the section of this Proxy Statement entitled “Corporate Governance” and under the subsection entitled “Minimum Qualifications and Process for Identifying and Evaluating Trustee Nominees.” The executive officers listed are elected by and serve at the discretion of the Board of Trustees and hold the respective offices adjacent to their names set forth below as of the Record Date. The biographical information provided has been furnished to the Company by the respective individuals listed below and is current as of the Record Date. The information on the skills, qualifications, experience, or attributes of each trustee and trustee nominee is current as of the date of the Meeting Notice.  Other than Michael P. Glimcher and Herbert Glimcher, who is the father of Michael P. Glimcher, none of the trustees, trustee nominees, or executive officers of the Company are related to each other.

Biographies of Our Trustees & Trustee Nominees

Set forth below is biographical information concerning the members of the Board of Trustees.

Trustees With Terms That Do Not Expire at the Annual Meeting

David M. Aronowitz, 56, has served as a trustee of the Company since May 2006.  Mr. Aronowitz is currently President and Chief Executive Officer of The Gnoêsis Group, LLC, a legal consulting and staffing company based in Columbus, Ohio.  He previously served as Executive Vice President, General Counsel, and Corporate Secretary of The Scotts Miracle-Gro Company, a manufacturer and distributor of lawn and garden care products located in Marysville, Ohio, from March 2001 to July 2007, where he oversaw all legal matters as well as community relations and governmental affairs for the company.  Mr. Aronowitz has a Bachelor of Arts degree from Haverford College and a Juris Doctorate from Yale Law School. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Aronowitz should serve as a trustee because of his legal skills and experience as well as his general business, political, governmental, risk management, philanthropic, corporate governance, environmental, audit, compliance, sales, and public company management experience. Mr. Aronowitz is a member of the Audit Committee, Executive Compensation Committee, and Nominating and Corporate Governance Committee of the Board of Trustees.  Mr. Aronowitz serves as a Class III Trustee.

Richard F. Celeste, 75, has served as a trustee of the Company since September 2007.  Mr. Celeste is currently engaged in executive search as well as international business activity.   Mr. Celeste retired as  President of Colorado College located in Colorado Springs, Colorado where he served in that position from July 2002 to June 2011.  Mr. Celeste has also held several positions in government, including, United States Ambassador to India from 1997-2001, Governor of the State of Ohio from 1982-1990, and Lieutenant Governor of the State of Ohio from 1974-1978.  Mr. Celeste serves on the Board of Directors for the Health Effects Institute, the Gates Family Foundation, and the Downtown Partnership.  Mr. Celeste has a Bachelor of Arts in History from Yale University and studied as a Rhodes Scholar at Oxford University. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Celeste should serve as a trustee because of his management skills and experience as well as his general business, corporate governance, political, governmental, non-profit/philanthropic, media, and public relations experience.  Mr. Celeste is a member of the Nominating and Corporate Governance Committee and Executive Compensation Committee of the Board of Trustees. Mr. Celeste serves as a Class II Trustee.

Wayne S. Doran, 76, has served as a trustee of the Company since October 1999.  He retired in the fall of 2000 as a Vice President of Ford Motor Company (“Ford”) and Chairman of the Board of Ford Motor Land Services Corporation, a then wholly-owned real estate subsidiary of Ford.  Mr. Doran is a trustee of the Urban Land Institute.  He is a director of the Arizona State University Foundation, Arizona State University Research Park, Barrow Neurological Foundation, and the PGA TOUR Golf Course Properties.  He is a board member for the Henry Ford Health System.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Doran should serve as a trustee because of his overall management skills and experience as well as his experience in the real estate industry, general business, political and governmental, philanthropic, entrepreneurial, corporate governance, real estate development, construction, public company, and corporate management experience. Mr. Doran is the Chairman of the Strategic Planning Committee of the Board of Trustees and serves as the lead trustee among the independent members of the Board of Trustees.  He also serves on the Executive Committee of the Board of Trustees. Mr. Doran is a Class II Trustee.

Herbert Glimcher, 84, has served as a trustee of the Company since its inception in September 1993 and served as Chief Executive Officer of the Company from May 1997 until his resignation as Chief Executive Officer in January 2005.  Mr. Glimcher served as Chairman of the Board of Trustees from September 1993 until September 2007.  Mr. Glimcher is currently Chairman Emeritus of the Board of Trustees.  He served as President of the Company from March 1998 until December 1999.  Mr. Glimcher served as Senior Advisor to the Company from February 2005 to May 2007.  He is currently Chairman of the Board of Directors of The Glimcher Company. Mr. Glimcher is a nationally recognized innovator in the field of shopping center development, having been instrumental in the management, acquisition, and development of over 100 shopping centers during a real estate career spanning over 40 years.  Mr. Glimcher is a member of the Board of Trustees of Mount Carmel Health System, Inc., a member of the Board of Directors of The Ohio State University Foundation, and a member of the Board of Trustees of the Columbus Jewish Foundation.  Mr. Glimcher is a member of International Council of Shopping Centers (“ICSC”) and National Association of Real Estate Investment Trusts (“NAREIT”).  As a result of these and other professional experiences, including the experience and skills acquired by Mr. Glimcher during his service in various management positions within the Company, as well as his experience in the retail and real estate industries, the Board of Trustees has concluded that Mr. Glimcher should serve as a trustee because of his general business experience, risk management, corporate governance, entrepreneurial, and philanthropic experience as well as his experience with respect to banking and financing transactions, real estate development and construction activities, and his corporate management skills and experience. Mr. Glimcher serves on the Strategic Planning Committee of the Board of Trustees. Mr. Glimcher serves as a Class III Trustee.

Michael P. Glimcher, 45, is Chairman of the Board of Trustees and Chief Executive Officer of the Company.  He has served as a trustee of the Company since June 1997.  Mr. Glimcher assumed the position of Chairman of the Board in September 2007.  He was appointed President of the Company in December 1999 and served in that position until September 2007.  Mr. Glimcher was elected Chief Executive Officer of the Company in January 2005.  Prior to holding his current positions, he served as Executive Vice President of the Company from March 1999 to December 1999, as the Company’s Senior Vice President of Leasing and Development from May 1998 to March 1999, as the Company’s Senior Vice President of Leasing from September 1996 to May 1998, as the Company’s Vice President of Leasing from April 1995 to September 1996, as the Company’s Director of Leasing Administration from 1993 to April 1995, and various other employment positions within the Company since 1991. Mr. Glimcher is a member of the Board of Directors for M/I Homes, Inc., a builder of single-family homes and a NYSE-listed company.  Mr. Glimcher is active in several charitable and community organizations.  He is also a member of ICSC and NAREIT.  Mr. Glimcher serves on the Board of Governors for NAREIT as well as the board of trustees for ICSC, the Arizona State University Foundation, and the Wexner Center for the Arts. Additionally, Mr. Glimcher serves on the editorial board for REIT: Real Estate Investment Today magazine. As a result of these and other professional experiences, including the experience and skills acquired by Mr. Glimcher during his service in various management positions within the Company as well as his experience in the retail and real estate industries, the Board of Trustees has concluded that Mr. Glimcher should serve as a trustee because of his general business experience, risk management, public company, corporate governance, entrepreneurial, and philanthropic experience, as well as his experience with respect to banking and financing transactions, real estate development and construction activities, and his overall management skills and experience.  Mr. Glimcher is the Chairman of the Executive Committee of the Board of Trustees, a member of the Board of Trustee’s Strategic Planning Committee, and also a member of the Company’s Disclosure Committee. Mr. Glimcher is a Class II Trustee.

Howard Gross, 70, has served as a trustee of the Company since September 2004.  He served as interim Chief Executive Officer for Eddie Bauer Holdings, Inc. (“Bauer”), a specialty retailer that sells casual sportswear and accessories, from February 2007 to July 2007.  Mr. Gross retired in December 2003 as President and Chief Executive Officer of HUB Distributing, a privately owned regional retailing business.  Mr. Gross also served as President and Chief Operating Officer of Today’s Man, a New Jersey menswear retailer, from 1995 to 1996, as well as President and Chief Executive Officer of The Limited Stores, a women’s retail clothier based in Columbus, Ohio, from 1991 to 1994, and President and Chief Executive Officer of Victoria’s Secret from 1983 to 1991.  Mr. Gross received a Bachelor of Arts degree from the University of Akron.  Mr. Gross currently serves on the advisory board of Santa Clara University Retail Management Institute.  Mr. Gross served on the Board of Directors of TSIC, Inc. (f/k/a The Sharper Image Corporation) until 2008. Additionally, Mr. Gross served on the Board of Directors of Bauer until 2009. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Gross should serve as a trustee because of his experience in the retail industry and corporate management skills and experience as well as his general business, sales, corporate governance, and public company experience. Mr. Gross is a member of the Executive Compensation Committee and Strategic Planning Committee of the Board of Trustees.  He is also Chairman of the Nominating and Corporate Governance Committee of the Board of Trustees. Mr. Gross is a Class III Trustee.

Alan R. Weiler, 79, has served as a trustee of the Company since January 1994.  Mr. Weiler served as President of Archer-Meek-Weiler Agency, Inc., an insurance agency (“Archer-Meek-Weiler”) located in Columbus, Ohio, from 1970 to 2002.  He served as Chairman of Archer-Meek-Weiler from January 2006 until Sky Insurance, Inc. (a subsidiary of Huntington Bancshares Corporation) acquired Archer-Meek-Weiler in October 2007.  Since October 2007, Mr. Weiler has served as Senior Vice President of Huntington Insurance (f/k/a Sky Insurance, Inc.).  Mr. Weiler served on the Board of Directors of ProCentury Corporation until 2008. Mr. Weiler is active in several charitable and cultural organizations.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Weiler should serve as a trustee because of his experience in the real estate, risk management, and insurance industries as well as his general business, corporate governance, sales, public company, and philanthropic experience plus his overall corporate management skills and experience. Mr. Weiler is a member of the Strategic Planning Committee of the Board of Trustees. Mr. Weiler serves as a Class II Trustee.

Nominees for Election as Class I Trustee

Timothy J. O’Brien, 60, has served as a Class I Trustee of the Company since May 2007. Mr. O’Brien is currently the Principal of TOB Consulting, LLC, which provides consulting services in general business, legal and environmental matters.  He is also co-founder and Policy Director of the Blue Economy Center, a 501(c) organization which works on sustainable innovations in policy and technology in the water sector. Mr. O’Brien previously held several positions with Ford, including Deputy Chief of Staff to the Chairman and Chief Executive Officer of Ford from December 2005 to December 2006, Vice President, Corporate Relations from December 2001 to December 2005, and various other positions within the Ford organization during the period of August 1976 to December 2001.  Mr. O’Brien’s professional memberships include the state bar associations of Michigan and Florida as well as the United States Supreme Court and United States Tax Court.  He is currently a member of the President’s Council of the Michigan Environmental Council and the Board of Trustees of Oakwood Healthcare, Inc. (“Oakwood”), which operates a comprehensive regional network of hospitals, health care centers, skilled nursing centers and related health care facilities.  Mr. O’Brien is also a member of the Strategic Planning Committee of the Board of Trustees for Oakwood and is Chairman of Oakwood’s Joint Conference Committee.  Mr. O’Brien has a Bachelor of Arts degree from the University of Michigan-Dearborn and a Juris Doctorate from Michigan State University Law School.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. O’Brien should serve as a trustee because of his experience in the real estate industry and his general business, finance and accounting, legal, corporate governance, governmental, entrepreneurial, political, environmental, public relations, philanthropic, corporate management, and public company experience as well as his overall management experience and skills. Mr. O’Brien is a member of the Audit Committee, Executive Committee, and Strategic Planning Committee of the Board of Trustees.

Niles C. Overly, 62, has served as a Class I Trustee of the Company since May 2004.  He currently serves as Chairman and Chief Executive Officer of Metro Data Center, LLC, a high tier data center located in Dublin, Ohio, and has served in that position since 2012.  Mr. Overly also serves as Chairman and Chief Executive Officer of BrightCastle Ventures LLC, a private equity and consulting company, and has served in that position since 1997.  He also served as Chairman of The Frank Gates Companies/Avizent (“Frank Gates”), which specializes in employee benefit and risk management services, from 2003 to August 2008. Mr. Overly served as Chief Executive Officer of Frank Gates from 1983 to March 2007.  He also served as General Counsel for Frank Gates from 1979 until 1983.  Prior to joining Frank Gates, Mr. Overly served as an international tax consultant with Arthur Andersen and Company.  He was also a partner in the law firm of Overly, Spiker, Chappano & Wood, L.P.A. for five years.  Mr. Overly is a graduate of the University of Virginia McIntire School of Commerce and received his Juris Doctorate from the University of Virginia School of Law.  His professional society memberships include the Ohio and Virginia Bar Associations as well as the Ohio State Institute of Certified Public Accountants.  He currently serves as a member of the Ohio Chamber of Commerce, a member of the Board of Directors and Executive Committee of the Ohio Chamber of Commerce, and is the former Chairman of the Ohio Chamber of Commerce. He has also been active in the Young Presidents Organization (“YPO”), having served as the Chairman and Education Chair of YPO’s Columbus, Ohio chapter. As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Overly should serve as a trustee because of his general business, risk management, finance and accounting, compliance, legal, audit, corporate governance, public company, and entrepreneurial experience as well as his corporate management experience and skills.  Mr. Overly serves as Chairman of the Audit Committee.  He also serves on the Executive Compensation Committee and Executive Committee of the Board of Trustees. Mr. Overly is an Audit Committee Financial Expert as determined by the Board of Trustees.

William S. Williams, 59, has served as a Class I Trustee of the Company since May 2004.  He currently serves as Chairman and Chief Executive Officer of The W. W. Williams Company (the “Williams Company”), which is primarily an industrial equipment distributor headquartered in Columbus, Ohio. Mr. Williams joined the Williams Company in April 1978 and became Chief Executive Officer in 1992.  He was elected Chairman of the Williams Company in 1999.  The Williams Company sells and services diesel engines, transmissions, and generator sets throughout the midwest, southeast, and southwest regions of the United States.  He serves on the Executive Committee of the North America Distributor Council and is active in other community organizations. He is also an inactive Certified Public Accountant, holds a Bachelor of Arts in Economics from Duke University, and a Master of Business Administration in Finance from The Ohio State University.  As a result of these and other professional experiences, the Board of Trustees has concluded that Mr. Williams should serve as a trustee because of his general business, finance and accounting, corporate governance, audit, compliance, and corporate management experience and skills. Mr. Williams serves as Chairman of the Executive Compensation Committee and is a member of the Audit Committee as well as the Nominating and Corporate Governance Committee of the Board of Trustees.

Biographies of Our Executive Officers

Michael P. Glimcher, 45, is the Chairman of the Board and Chief Executive Officer of the Company.  Biographical information regarding Mr. Michael P. Glimcher is set forth in the section of this Proxy Statement entitled “Information About Our Trustees, Trustee Nominees, & Executive Officers – Biographies of Our Trustees & Trustee Nominees.”

Marshall A. Loeb, 50, is the President and Chief Operating Officer of the Company.  Mr. Loeb joined the Company in May 2005 as Executive Vice President and Chief Operating Officer and served in that capacity until his promotion to President and Chief Operating Officer in September 2007.  As President and Chief Operating Officer, Mr. Loeb provides global direction in all operational areas of the Company and on January 1, 2013 assumed all responsibility for overseeing all of the Company’s new development and redevelopment projects. Mr. Loeb holds a Master of Business Administration from Harvard Business School. He also holds Bachelor of Science and Master of Tax Accounting degrees from the University of Alabama.  Mr. Loeb is a member of ICSC and NAREIT. Mr. Loeb is a member of the Company’s Disclosure Committee.

George A. Schmidt, 65, is the Executive Vice President, General Counsel and Secretary of the Company and has held this position since January 1, 2013.  Mr. Schmidt served as Executive Vice President and Chief Investment Officer of the Company from January 2007 to December 31, 2011.  In addition to his responsibilities as General Counsel and Secretary, Mr. Schmidt supervised the Company’s new development and redevelopment activity as Executive Vice President of Development from January 1, 2012 until December 31, 2012. He served as Senior Vice President of the Company from September 1996 until his promotion to Executive Vice President. Mr. Schmidt also served as a Class II Trustee of the Company from May 1999 to May 2005.  In his current role, Mr. Schmidt oversees all of the Company’s legal, compliance, and corporate governance matters.  Mr. Schmidt has a Bachelor of Arts degree from Cornell University, a Master of Business Administration from Ohio University, and a Juris Doctorate from Case Western Reserve University.  Mr. Schmidt is a member of the Ohio, Texas, and Columbus (Ohio) Bar Associations.  Mr. Schmidt is also a member of ICSC and NAREIT. Mr. Schmidt is also a member of the Company’s Disclosure Committee.  Mr. Schmidt has been a lecturer on shopping center leasing, legal, development, and corporate governance issues for the American Bar Association, ICSC, and Ohio University.

Mark E. Yale, 47, is the Executive Vice President, Chief Financial Officer, and Treasurer of the Company.  Mr. Yale joined the Company in August 2004 and served as Senior Vice President and Chief Financial Officer from that time until May 2005.  Mr. Yale was elected Treasurer of the Company in May 2005 and promoted to Executive Vice President in May 2006. In addition to his responsibilities as Chief Financial Officer and Treasurer, Mr. Yale assumed on January 1, 2013 all responsibility for overseeing the Company’s strategic investment activities.  Mr. Yale has a Bachelor of Science in Business Administration from the University of Richmond and is an inactive Certified Public Accountant.  Mr. Yale is a member of the American Institute of Certified Public Accountants (“AICPA”), ICSC, and NAREIT. Mr. Yale is a member of the Company’s Disclosure Committee.

Thomas J. Drought, Jr., 51, is the Executive Vice President, Director of Leasing of the Company and has held this position since January 1, 2011. Mr. Drought served as Senior Vice President, Director of Leasing from January 2002 until promoted to his current position.  Since joining the Company in March 1997, Mr. Drought has served in various leasing positions with the Company, including Regional Leasing Director and Vice President of Leasing.  Mr. Drought is responsible for directing and overseeing leasing of all properties within the Company’s real estate portfolio.  Mr. Drought has more than 25 years of extensive real estate leasing experience and holds the designation of Senior Certified Leasing Specialist from ICSC.  Mr. Drought holds a Bachelor of Arts in Business Administration from Southern Methodist University.

Armand Mastropietro, 50, is the Senior Vice President, Property Management of the Company. Mr. Mastropietro served as Vice President, Property Management from June 2004 until promoted to his current position in September 2007. Mr. Mastropietro served as the Company’s Regional Director of Property Management from May 2000 to June 2004. Mr. Mastropietro joined the Company in 1998 and served as a General Manager for one of the Company’s regional mall properties. Mr. Mastropietro has a Bachelor of Science degree in Business Administration from Youngstown State University.

Melissa A. Indest, 49, Senior Vice President, Finance and Accounting for the Company and has served in that position since June 2010. Ms. Indest joined the Company in 2003 as Vice President, Controller to manage the day-to-day operations of the Company’s accounting department including external and financial reporting, tax reporting, and lease accounting. Ms. Indest served as Vice President, Controller until promoted to Vice President, Finance and Accounting in March 2007 and in that capacity assumed additional responsibility for managing the Company’s budgets, forecasts, as well as investor relations functions. Ms. Indest served as Vice President, Finance and Accounting until June 2010. Ms. Indest is a member of the National Investor Relations Institute, AICPA, ICSC, and NAREIT. Ms. Indest also serves on the Governing Board of Directors for Lifeline of Ohio Organ Procurement, Inc. (“LOOP”), a non-profit organization. Ms. Indest is a member of LOOP’s Finance and Audit Committee and also serves as LOOP’s Vice Chairman. Ms Indest is a Certified Public Accountant and received a Bachelor of Arts in Accounting from the University of Akron.

Ward A. Kampf, 50, is Senior Vice President, Strategic Investments and has served in that position since January 2013.  Mr. Kampf served as Senior Vice President, Retail Strategies for the Company from April 1, 2012 until he assumed his current responsibilities. Mr. Kampf joined the Company in November 2009 as Vice President, Leasing with primary responsibility for implementing the day-to-day leasing strategy for the Company’s Scottsdale Quarter development.  In his current role, Mr. Kampf focuses on identifying and assessing acquisition opportunities for the Company, managing the Company’s relationships with key retail property brokers, and finalizing the Company’s key leasing assumptions for all acquisition and development opportunities. Prior to joining the Company, Mr. Kampf served as President, Retail Leasing for Thomas Enterprises, Inc. (“TEI”), a Newman, Georgia based real estate company specializing in lifestyle centers as well as retail, hotel, residential and office developments, from 2005 to 2009.  At TEI, Mr. Kampf directed all aspects of retail leasing, including management of the leasing team, overseeing strategic merchandising plans, and reviewing new sites for development. Mr. Kampf has over twenty years experience in the retail and real estate development industries. Mr. Kampf is an active member of the Urban Land Institute and ICSC. He received a Bachelor of Business Administration from Southern Methodist University.

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CORPORATE GOVERNANCE

Introduction

In this section, we will discuss the leadership structure of our Board of Trustees and corporate governance policies and procedures used by our company and the Board of Trustees in governing and overseeing the affairs of the Company.  The discussion of our governance policies and procedures will cover policies and procedures implemented to: (i) evaluate, determine, and nominate trustee nominees, (ii) review and approve related party transactions, and (iii) address the Company’s disclosure obligations. We will also discuss the Board of Trustees’ annual independence evaluation of its trustees. The section will conclude with a discussion of the Board of Trustees’ role in overseeing risk in the Company’s business and operations.

Board Leadership

At this time, our Chairman of the Board, who is also our Chief Executive Officer, presides over our Board of Trustees.  Although we have separated the role of Chairman of the Board from that of Chief Executive Officer on a few occasions throughout our history, we believe that having one person hold the roles of Chairman of the Board and Chief Executive Officer is the most effective way at this time to organize the leadership structure of the Board of Trustees. The Nominating and Corporate Governance Committee of the Board of Trustees periodically reviews this structure to assess its effectiveness.  Our Board of Trustees is not required by our Bylaws or the Declaration to have one person hold the positions of Chairman of the Board and Chief Executive Officer, but we currently believe the leadership of our Board of Trustees is improved by having this structure for the following reasons.

First, we believe that having one person hold the roles of Chairman of the Board and Chief Executive Officer promotes unified leadership and direction for our Board of Trustees and executive management allowing for a single and clear focus for the chain of command to execute the Company’s strategic initiatives and business plans.  Because our Chief Executive Officer is primarily responsible for managing the Company’s day-to-day operations and strategic decisions, he is in the best position to chair meetings of the Board of Trustees where key business and strategic issues are discussed. Secondly, because our Chief Executive Officer has been employed in various managerial and supervisory capacities at the Company for over twenty years, the Board of Trustees can make use of his experience and unique insight with the Company and industry in the roles of both Chairman of the Board and Chief Executive Officer. We believe this is especially important during this period of macroeconomic recovery as the Company continues to implement fiscal and operational strategies intended to enhance the Company’s performance, growth, and overall financial outlook.  Third, we believe that electing one person to hold the roles of Chairman of the Board and Chief Executive Officer results in a more efficient structure for our Board of Trustees to oversee, manage, and monitor each position. We believe that separating the roles could result in unnecessary and unproductive competition for the attention of individual Board of Trustee members as well as the Board of Trustees as a whole and lead to ineffective and inconsistent communication among the Board of Trustees, Chairman of the Board, Chief Executive Officer, and senior management, resulting in uninformed and shortsighted decision-making by the Board of Trustees.  By appointing one person to serve as Chairman of the Board and Chief Executive Officer, we believe the Board of Trustees can focus its managerial and oversight attention on one individual and more effectively implement its directives into the Company’s operations and strategic initiatives.

In addition to having a combined Chairman of the Board and Chief Executive Officer to preside over the Board of Trustees, the leadership structure of the Board of Trustees also includes the role of lead independent trustee. Our Corporate Governance Guidelines require that the Board of Trustees have leadership for its independent trustees. We created the position of lead independent trustee to provide this leadership function. The independent trustees of the Board of Trustees annually elect, from among themselves, a lead independent trustee.  Additionally, our lead independent trustee also chairs discussions among the independent trustees, facilitates communication between the Company’s senior management and the independent trustees, and serves when requested as a spokesperson on behalf of the independent trustees in matters concerning the press and public.  We believe the combined role of Chairman of the Board and Chief Executive Officer coupled with the existence of a lead independent trustee is the appropriate leadership structure for the Board of Trustees at this time because it provides sufficient independent oversight while avoiding unnecessary confusion regarding the Board of Trustees’ oversight responsibilities and the day-to-day management of the Company’s business operations and strategic decisions.

Also, in addition to having a combined Chairman of the Board and Chief Executive Officer and lead independent trustee, the leadership structure of the Board of Trustees also includes the various chairpersons that lead its standing committees.  The chairpersons of the Board of Trustees’ five standing committees are currently held by five different trustees.  Currently, there is no prohibition in our governance policies preventing a trustee from serving as chairperson for more than one committee.  The chairpersons of the Audit Committee, Nominating and Corporate Governance Committee, and Executive Compensation Committee are currently held by independent trustees as required under the listing standards of the NYSE.  The chairperson of the Strategic Planning Committee is also an independent trustee. The chairperson of our Executive Committee is our Chairman of the Board and Chief Executive Officer; however, our Corporate Governance Guidelines mandate that a majority of the members of the Executive Committee must qualify as “independent” trustees under the listing standards of the NYSE. Under our Corporate Governance Guidelines, the chairperson for each of the Board of Trustees’ committees is required to report to the full Board of Trustees on the decisions and deliberations of the chairperson’s respective committee.  In addition to their reporting and committee management responsibilities, committee chairpersons, with the assistance of Company management as needed, are responsible for setting the agendas for committee meetings.  Under our Bylaws, the duties of the Chairman of the Board are to preside over meetings of the Board of Trustees and such person may also preside over shareholder meetings.  Finally, in September 2007, our former Chairman of the Board and Chief Executive Officer was appointed Chairman Emeritus by our Board of Trustees in recognition of his status as founder of the Company and in appreciation for his service to the Company; however, the role of Chairman Emeritus is an honorary position with no formal duties or responsibilities within the leadership structure of the Board of Trustees.

Corporate Governance Policies & Procedures

The Board of Trustees, the Audit Committee, and the Nominating and Corporate Governance Committee have adopted certain policies and procedures to guide the Board of Trustees in governing and overseeing the affairs of the Company.  Some of the key topics that these policies address include:

● trustee independence	● whistleblower reporting
● trustee nominations	● meeting attendance
● review and approval of related party transactions	● communications to the Board of Trustees
● governance of the committees of the Board of Trustees	● codes of ethics

Set forth below is a summary of the important corporate policies and procedures utilized by the Board of Trustees in governing the Company and overseeing its affairs.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board of Trustees adopted our Corporate Governance Guidelines.  The Corporate Governance Guidelines set forth various matters relating to how the Board of Trustees will govern the Company, including, without limitation, trustee qualification standards, trustee responsibilities, trustee compensation, trustee orientation, trustee term limits, trustee continuing education, and the relationship between the Board of Trustees, management, and any independent advisors.  The Board of Trustees has also adopted a Code of Business Conduct and Ethics that sets forth various policies for Company employees, agents, trustees, and representatives to follow in conducting business activities and transactions on our behalf.  The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.glimcher.com.

Code of Ethics for Senior Financial Officers

The Board of Trustees adopted our Code of Ethics for Senior Financial Officers, applicable to the Company’s Chief Executive Officer, Chief Financial Officer, and Senior Vice President, Finance and Accounting (the “Senior Financial Officers”), which is available on the Company’s website at www.glimcher.com.  The Code of Ethics for Senior Financial Officers supplements our Code of Business Conduct and Ethics and sets forth specific policies to guide the Senior Financial Officers in the performance of their duties.

Policy for the Reporting of Questionable Accounting or Financial Matters

The Audit Committee of the Board of Trustees adopted our Policy for the Reporting of Questionable Accounting or Financial Matters, which is available on the Company’s website at www.glimcher.com.  This policy sets forth the procedures and processes for persons to report any conduct that appears to raise ethical or legal concerns in connection with the Company’s accounting, internal accounting controls, financial reporting, or other auditing matters.

Corporate Compliance and Ethics Program

The Board of Trustees has adopted a corporate compliance and ethics program.  The program is designed to prevent and detect criminal and other wrongdoing that violates the Company’s existing policies, guidelines, codes, bylaws, and procedures. The program incorporates the terms and conditions of the Company’s existing compliance policies, guidelines, codes, bylaws, and procedures where appropriate and establishes the processes and procedures by which ethics and compliance violations are reported to the Board of Trustees or a duly authorized committee of the Board of Trustees.  The Company’s General Counsel and Senior Director, Internal Audit have been appointed by the Audit Committee of the Board of Trustees to have shared responsibility for the day-to-day administration and oversight of the program.  The Senior Director, Internal Audit oversees and monitors compliance with the Company’s audit, tax, accounting, financial reporting, and finance policies and procedures that are covered by the program while the Company’s General Counsel oversees and monitors compliance with the Company’s ethics, governance, operational, records retention, and legal policies and procedures that are covered by the program. On an annual basis, the Company’s General Counsel reports to the Audit Committee on the implementation and effectiveness of the program.

Communications Between Shareholders and the Board of Trustees

Shareholders and other interested persons seeking to communicate with the Board of Trustees, including any of the independent members of the Board of Trustees, should submit any communications in writing to the Company’s Secretary at the following address:  Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215.  Any such communication from a shareholder must state the number of shares beneficially owned by the shareholder making the communication.  The Company’s Secretary will forward such communication to the full Board of Trustees or to any individual trustee or trustees to whom the communication is directed.

Trustee Nominations

The Nominating and Corporate Governance Committee will consider candidates for the Board of Trustees submitted by shareholders in accordance with: (i) the Bylaws, (ii) the provisions of the Amended and Restated Nominating and Corporate Governance Committee Charter, (iii) the Board of Trustees’ policy for shareholder nominated trustees as set forth below, and (iv) the policies more fully described in the section of this Proxy Statement entitled “General Information – Shareholder Proposals.”  Any shareholder wishing to submit a candidate(s) for consideration should send the following information to the Company’s Secretary at the following address: Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215:

●
The shareholder’s name and current address, number of shares of the Company owned (including class, rank, and/or series), date such shares were acquired, investment intent with respect to the acquisition of the shares, and proof of ownership;

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The name, age, and business address of candidate(s) as well as the class, rank, and/or series, as well as the number of any shares of the Company that are owned by such person, the date such shares were acquired, and the investment intent of such acquisition;

●
The name and current address, number of shares of the Company owned (including class, rank, and/or series), date on which such shares were acquired, investment intent with respect to the acquisition of the shares, and proof of ownership of any person associated with or working in concert with the nominating shareholder;

●	The current name and address, if known, of any other shareholders supporting the candidate;

●
Whether, and the extent to which, any hedging or other transaction or series of transactions has been entered into by or on behalf of such nominating shareholder or any person associated with or working in concert with the nominating shareholder, the effect of which is to mitigate loss or manage risk of share price changes or to increase the voting power of such persons with respect to the Company’s shares and a general description of such similar activity by the nominating shareholder or any person associated with or working in concert with the nominating shareholder with respect to shares of stock or other equity interests of any other company;

●
A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history for at least the previous five years, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

●	A supporting statement which describes the candidate’s reasons for seeking election to the Board of Trustees;

●	A description of any current or past arrangements, understandings or relationships between the candidate and the Company, its executive officers, or trustees;

●	Other relevant information, factors or considerations (including any information relating to the candidate(s) required to be disclosed by the proposing shareholder under the Exchange Act; and

●	A signed statement from the candidate, confirming such person’s willingness to serve on the Board of Trustees.

The Company’s Secretary will promptly forward such materials to the Chairperson of the Nominating and Corporate Governance Committee.  The Company’s Secretary also will maintain copies of such materials for future reference by the Nominating and Corporate Governance Committee when filling positions on the Board of Trustees.

The Nominating and Corporate Governance Committee will consider shareholder nominated candidates if a vacancy arises or if the Board of Trustees decides to expand its membership and at such other times as the Nominating and Corporate Governance Committee deems necessary or appropriate.  There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates trustee nominees submitted by shareholders as opposed to some other source.

Minimum Qualifications and Process for Identifying and Evaluating Trustee Nominees

The Company does not set specific criteria for members of the Board of Trustees except to the extent required by our Bylaws or to meet applicable legal, regulatory, and stock exchange requirements, including, but not limited to, the independence requirements of the NYSE and the Securities and Exchange Commission (“SEC”), as applicable.  Nominees for trustee will be selected in accordance with the criteria set forth in our Bylaws and Corporate Governance Guidelines and on the basis of various other factors and criteria which the Board of Trustees deems relevant, including, without limitation, the achievement in their personal careers, senior management experience in business, experience in government or education, experience serving on corporate boards, experience in the retail, finance, banking, or real estate industries, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, and willingness to devote adequate time to performing the duties incumbent upon members of the Board of Trustees.  Under our Bylaws, a person is eligible to be nominated or elected to the Board of Trustees once such person reaches the age of twenty-one and is not under or subject to any legal disability.

Beyond the skill and experience criteria discussed above, the Company, Board of Trustees, and Nominating and Corporate Governance Committee also seek to identify trustee nominees that enable the Board of Trustees to have a diversity of viewpoints in order to better understand and anticipate changes in the environment (business, governmental, social, etc.) in which the Company operates.

The Board of Trustees and Nominating and Corporate Governance Committee have each sought to include diverse viewpoints and experiences on the Board of Trustees by having trustees from various industries outside of the Company’s industry, trustees who live or work in geographical areas outside of where the Company is headquartered or operates, and by having trustees with varying ranges of educational, practical, and real world experience. The Nominating and Corporate Governance Committee assesses how effective both the committee and the Board of Trustees are in creating diverse viewpoints on the Board of Trustees through annual trustee evaluations of the Board of Trustees’ performance and operation as well as during the meetings of the Nominating and Corporate Governance Committee in which trustee recruitment is discussed.

While the selection of qualified trustees is a complex and subjective process that requires consideration of many intangible factors, the Nominating and Corporate Governance Committee believes that each nominee for trustee should have the capacity, if chosen to serve on the Board of Trustees, to possess a basic understanding of: (i) the principal operational goals, financial objectives, plans, and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any of its significant subsidiaries or business segments, and (iii) the relative position of the Company and its business segments in relation to its competitors.

When nominating a sitting trustee for re-election at an annual meeting of shareholders, the Nominating and Corporate Governance Committee will consider the trustee’s performance on the Board of Trustees and the trustee’s continued understanding of the aforementioned matters.  Under the Corporate Governance Guidelines, any trustee who has served on the Board of Trustees for twenty consecutive years or has reached the age of seventy-five shall only be eligible for nomination for re-election to the Board of Trustees pursuant to the terms of the Board of Trustee’s retirement policy for incumbent trustees.

The Nominating and Corporate Governance Committee is willing to consider candidates submitted by a variety of sources (including incumbent trustees, shareholders, Company management, and third party search firms) when reviewing candidates to fill vacancies and/or expand the number of seats that comprise the Board of Trustees.  If a vacancy arises or the Board of Trustees decides to expand its membership, the Nominating and Corporate Governance Committee will ask each trustee to submit a list of potential candidates for consideration.  The Nominating and Corporate Governance Committee will then evaluate each potential candidate’s educational background, employment history, outside commitments, and other relevant factors and criteria to determine whether the candidate is potentially qualified to serve on the Board of Trustees.  At that time, the Nominating and Corporate Governance Committee also will consider potential nominees submitted by: (i) shareholders, if any, in accordance with the Bylaws and the procedures adopted by the Board of Trustees, (ii) the Company’s management, and (iii) any independent third party search firm(s) retained by the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will seek to identify and recruit the best available candidates, and it intends to evaluate qualified shareholder nominees on the same basis as those submitted by Board of Trustees members, Company management, third party search firms, or other sources.

After completing this process, the Nominating and Corporate Governance Committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation.  If the process yields one or more desirable candidates, the Nominating and Corporate Governance Committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs.  The Nominating and Corporate Governance Committee Chairperson will then contact the preferred candidate(s) to evaluate their potential interest and set up interviews with all members of the Nominating and Corporate Governance Committee.  All such interviews are held in person and include only the candidate and the Nominating and Corporate Governance Committee members.  Based upon interview results and appropriate background checks, the Nominating and Corporate Governance Committee then decides whether it will recommend the candidate’s nomination to the full Board of Trustees.

Trustee Retirement Policy

Under the Company’s Corporate Governance Guidelines, except for the current Chairman Emeritus of the Board of Trustees (in recognition of his status as founder of the Company), any trustee who has served on the Board of Trustees for twenty or more consecutive years or has reached the age of seventy-five shall not be eligible for nomination for re-election to the Board of Trustees (such trustee, a “Covered Trustee”).  A Covered Trustee shall submit, subject to acceptance by the Board of Trustees, a written resignation to the Board of Trustees on or prior to December 31 of the year in which such trustee becomes a Covered Trustee (such year, a “Qualifying Year”), unless the Covered Trustee’s term will expire during the Qualifying Year.  If a trustee becomes or will become a Covered Trustee prior to such person’s term expiring during a Qualifying Year, then the Covered Trustee must submit a written resignation to the Board of Trustees in order to be eligible for nomination for re-election to the Board of Trustees. Each written resignation will be reviewed by the Nominating and Corporate Governance Committee which will make a recommendation to the Board of Trustees as to whether to accept such resignation or request such Covered Trustee continue to serve on the Board of Trustees. If the Board of Trustees accepts the Covered Trustee’s resignation, such Covered Trustee shall resign effective as of the date of the Company’s next annual meeting of shareholders. If the Board of Trustees does not accept a resignation, then the Covered Trustee shall again be eligible for nomination for re-election to the Board of Trustees. Annually thereafter, for so long as such Covered Trustee is serving on the Board of Trustees, the Nominating and Corporate Governance Committee shall reconsider such resignation anew (without the need for such Covered Trustee to submit a subsequent written resignation) and shall make a recommendation to the Board of Trustees each year whether to accept such resignation or request that such Covered Trustee continue to serve on the Board of Trustees.

Policies and Procedures for Reviewing and Approving Related Party Transactions

The Audit Committee of the Board of Trustees has the responsibility for reviewing, approving (or disapproving), or ratifying any Related Party Transaction (this term is defined in the next paragraph).  Our policies and procedures that govern the disclosure of Related Party Transactions and the Audit Committee’s process in reviewing and assessing a Related Party Transaction are described in our Code of Business Conduct and Ethics (the “Code”) which is available on our website at www.glimcher.com.

Under the Code, we define a “Related Party Transaction” as any transaction or series of transactions in which: (i) the Company (or any of its subsidiaries) was, is, or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related party had, has, or will have a direct or indirect material interest. Under the Code, a related party’s position or relationship with a firm, corporation, or other entity that engages in a transaction with the Company (or any of its subsidiaries) will generally not constitute an indirect material interest if the interest is less than a 1% ownership, financial, or equity interest in such firm, corporation, or other entity.  A related party under the Code is defined to include any: (i) executive officer of the Company, trustee of the Company, nominee to the Board of Trustees, or Family Member (defined below) of such persons or (ii) stockholder known by the Company to beneficially own directly or indirectly more than five percent (5%) of the Company’s voting securities or any Family Member of such stockholder (provided such stockholder has such holdings when the Related Party Transaction(s) occurs or exists).  The term “Family Member” is defined in our Code to mean any spouse, parent, stepparent, child, stepchild, sibling, mother- or father-in-law, son- or daughter-in-law, and brother- or sister-in-law of any related party, and any person (other than a tenant or employee) sharing the household of any related party. Except for the Code’s definition of an indirect material interest, we interpret the Code’s rules and definitions for Related Party Transaction and related party consistent with Item 404(a) of Regulation S-K and its instructions (17 C.F.R. Sec. 229.404), the Exchange Act, and the Securities Act of 1933, as amended.

Under the Code, neither the Company nor any related party shall engage in a Related Party Transaction unless the material terms and conditions of the transaction are: (i) disclosed to the Audit Committee, (ii) approved in advance by the Audit Committee, and (iii) deemed by the Audit Committee to be no less favorable to the Company and its subsidiaries than the terms and conditions that could have been obtained from unaffiliated parties in an arm’s length transaction.  All employees and trustees of the Company who become aware of the existence of any existing, proposed, or potential Related Party Transaction are encouraged to bring that information to the attention of a supervisor, manager, or other appropriate Company personnel.

In reviewing any existing, proposed, or potential Related Party Transaction, the Audit Committee will conduct itself in accordance with all applicable laws and in accordance with our governance documents.  The Audit Committee will consider all relevant facts and circumstances to determine whether a Related Party Transaction exists, is proposed, or may occur and whether or not to approve the transaction. The Audit Committee may interview any Company personnel and any other third party that it deems appropriate or necessary to assist it in determining (i) whether there is a Related Party Transaction and (ii) whether to approve the transaction.  In connection with any review by the Audit Committee, it shall have access to all documents in the Company’s possession and shall have the authority to request additional documents it deems appropriate or necessary from any employee, trustee, or Family Member of such person(s) and any third party.  All Company personnel shall cooperate with any document or information requests made by the Audit Committee in connection with its review of a transaction.  In connection with the Audit Committee’s review of any existing, proposed, or potential Related Party Transaction, the Audit Committee shall have the authority to engage independent counsel, accounting advisors, or other consultants to advise it as it deems appropriate.

If a Related Party Transaction is approved by the Audit Committee, the Company will disclose the existence and material terms of the transaction in its securities filings if and to the extent required by applicable securities laws.  The Audit Committee shall inform the Board of Trustees of any approval, non-approval, or ratification of a Related Party Transaction.

The Disclosure Committee

The Disclosure Committee currently consist of Ms. Janette P. Bobot, Chairperson of the Disclosure Committee and also senior director of the Company’s internal audit department, and four of the Company’s senior executive officers, Messrs. Michael P. Glimcher, Marshall A. Loeb, Mark E. Yale, and George A. Schmidt.  The function of the Disclosure Committee is to ensure the accuracy, completeness, and timeliness of any and all material disclosures made to the Company’s shareholders, the investment community, and the SEC, that pertain to Company matters, including, but not limited to, the Company’s financial condition and results of operations.  The Disclosure Committee is not a committee of the Board of Trustees. The Disclosure Committee met four times during the fiscal year ended December 31, 2012.  The Chief Executive Officer and the Chief Financial Officer have adopted a Disclosure Committee Charter and it is available on our website at www.glimcher.com.  The Disclosure Committee Charter sets out the responsibilities, authority, and specific duties of the Disclosure Committee.

Trustee Independence

The Board of Trustees and Nominating and Corporate Governance Committee have determined that Messrs. Aronowitz, Celeste, Doran, Gross, O’Brien, Overly, and Williams are trustees that meet the independence requirements of the NYSE.  The Board of Trustees has made such a determination based on the fact that none of the listed persons has had, or currently has, any material relationship with the Company that would currently impair his independence, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable, or familial relationship.  A majority of the trustees on the Board of Trustees satisfied the independence requirements of the NYSE during fiscal year 2012.

The Role of the Board of Trustees in Risk Oversight

The Board of Trustees has appointed its Audit Committee to assist the Board of Trustees in its oversight responsibilities which include, among other things, risk oversight. The Board of Trustees primarily uses the Audit Committee to administer its risk oversight function which includes oversight of the Company’s financial risk, legal or compliance risk, audit risk, credit risk, liquidity risk, business or operational risk, and other such risks which are identified from time to time. The Executive Compensation Committee of the Board of Trustees administers a risk assessment of the Company’s compensation programs and policies. An overview and description of its review is provided in the section of this Proxy Statement entitled “Compensation Risk Assessment.”

As part of the risk oversight function of the Board of Trustees, the Audit Committee Chairman provides the results of the Company’s annual control environment surveys to the Board of Trustees. These surveys are administered annually by the Company’s internal audit department on an anonymous basis to both senior management and to certain members of the Company’s non-executive staff.  The surveys are distributed as part of the Company’s internal control testing. The surveys are intended to measure the degree to which respondents comply with the Company’s governance, internal control, and ethics policies.  The surveys also assess whether respondents are aware of any non-compliance with the policies and how they view the Company’s administration and enforcement of the policies.

In discharging the Board of Trustees’ risk oversight function, the Audit Committee also receives periodic reports from the Company’s internal audit department as well as BDO on potential financial and non-financial risks existing in the Company’s operations and the steps management is taking or has taken to identify and minimize such risks. One of the reports is a non-financial risk assessment which identifies specific risks across several functional departments within the Company and includes a description of one or more of the controls in place to mitigate the respective risk.  This report is completed and updated on an annual basis by the Company’s internal audit department and the findings are presented to the Audit Committee. The Audit Committee Chairman reports this risk data to the Board of Trustees during one of its regular meetings.  The other report, a financial risk assessment, is completed in connection with the Company’s annual and quarterly audit of its internal control over financial reporting and the Audit Committee receives a report of any adverse findings in connection with the internal control audit reports of both BDO and the Company’s internal audit department.  The Audit Committee Chairman shares the findings from each of these reports on a quarterly basis with the Board of Trustees. The Audit Committee also receives, upon request, detailed presentations from the Company’s management personnel on topics specific to a particular aspect of the Company’s operations or financial planning in order to provide the Audit Committee with a more in-depth understanding of a specific activity or function, including any inherent corporate risk associated with such activity. The Audit Committee Chairman also shares the information from these presentations with the Board of Trustees. Lastly, the Audit Committee reviews a detailed list, prepared by the Company’s financial reporting and legal departments, which describes the specific risks factors affecting the Company’s business and results of operations.  This list is included in the Company’s Annual Report on Form 10-K (and any periodic updates as needed in the Company’s Form 10-Qs, prospectuses, and registration statements).  The Board of Trustees, and as needed the Audit Committee, reviews the risk factors included in the Form 10-K and, on an as needed basis, any prospectuses or registrations statements before they are filed with the SEC and the Audit Committee solely reviews any changes to the risk factors included in any Form 10-Q.

The Audit Committee further discharges its responsibilities with respect to risk oversight by discussing the Company’s policies over risk assessment and risk management, including financial risk exposure, with the Company’s senior management.  The Audit Committee Chairman also shares the findings from these discussions with the Board of Trustees.  The Audit Committee also discusses the Company’s fraud risk with management and separately with BDO.  As part of these discussions, the Audit Committee receives the findings of fraud testing conducted by the Company’s internal audit department in three key areas of the Company’s operations and processes – payroll, travel and entertainment expense, and specialty leasing.  The Audit Committee Chairman also shares the findings from these discussions with the Board of Trustees.

The manner in which the Board of Trustees administers its risk oversight function is reflected in the leadership structure of the Board of Trustees.  BDO reports directly to the Audit Committee and the Senior Director, Internal Audit reports directly to the Audit Committee Chairman. Under our Corporate Governance Guidelines, however, the Audit Committee Chairman is required to report to the full Board of Trustees on the deliberations and decisions of the Audit Committee, including the deliberations and decisions relating to the Board of Trustees’ risk oversight functions.

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OUR BOARD OF TRUSTEES & ITS COMMITTEES

Our Board of Trustees currently has ten members and no vacancies. The persons comprising the Board of Trustees also constitute all of the members of the Board of Directors of Glimcher Properties Corporation, a wholly-owned subsidiary of the Company and sole general partner of Glimcher Properties Limited Partnership (“GPLP”), our operating partnership.  During the Company's fiscal year ended December 31, 2012, the Board of Trustees held four regular quarterly meetings, five special meetings, and acted by unanimous written consent on four occasions. All of the trustees attended at least 75% of all of the meetings of the Board of Trustees held during the fiscal year ended December 31, 2012 and the committees thereof on which such person served during the period.  All members of the Board of Trustees are expected to attend in person the Company’s Annual Meeting.  All of the current members of the Board of Trustees attended the 2012 Annual Meeting of Shareholders.  Additionally, during the Company’s fiscal year ended December 31, 2012, non-management trustees met without management in regularly scheduled executive sessions over which the lead trustee of the independent members of the Board of Trustees presided.  Mr. Wayne S. Doran served as lead independent trustee during the 2012 fiscal year and has been elected by the independent trustees of the Board of Trustees to serve as lead independent trustee for fiscal year 2013. The Board of Trustees has five standing committees: an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Strategic Planning Committee, and an Executive Compensation Committee.  Each committee’s membership and responsibilities are discussed below and are current as of the Record Date.

Executive Committee

The members of the Executive Committee are Messrs. Wayne S. Doran, Michael P. Glimcher, Niles C. Overly, and Timothy J. O’Brien.  Mr. Glimcher is the Chairman of the Executive Committee.  The function of the Executive Committee is to generally exercise all of the powers of the Board of Trustees except those which are prohibited pursuant to resolutions adopted by the Board of Trustees or which require action by all trustees or independent trustees under applicable law, the provisions of the Bylaws, or the Declaration.  The Executive Committee did not meet during the fiscal year ended December 31, 2012, but acted by unanimous written consent on two occasions.

Audit Committee

The members of the Audit Committee are Messrs. David M. Aronowitz, Timothy J. O’Brien, Niles C. Overly, and William S. Williams.  Mr. Overly is the Chairman of the Audit Committee.  Each member of the Audit Committee qualifies as an “independent” trustee under the listing standards of the NYSE and the rules promulgated by the SEC.  The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The function of the Audit Committee is to: (i) appoint and retain (or terminate) the Company’s independent registered public accounting firm, (ii) review with the independent registered public accounting firm the audit plans and results of the audit engagement, (iii) approve professional services provided by the independent registered public accounting firm, (iv) review the qualifications and independence of the independent registered public accounting firm, (v) consider the range of audit and non-audit fees, (vi) review the adequacy of the Company’s internal accounting controls, (vii) review and approve any Related Party Transaction, and (viii) investigate reports of ethical and regulatory violations within the Company. The Audit Committee also reviews the results of management’s assessment of internal control over financial reporting set forth in Management’s Report on Internal Control Over Financial Reporting. The Board of Trustees has authorized the Audit Committee to periodically assess and identify certain business risks that may impact the Company.  The Audit Committee, as part of its compliance oversight responsibilities, conducts annual reviews and assessments of the business, financial, and operational risks affecting our company and discusses with management and our independent registered public accounting firm our policies regarding risk assessment and risk management. This review and assessment is done with the assistance of personnel from the Company’s internal audit department.  Following the assessment, the Audit Committee Chairman reports the findings to the Board of Trustees and provides it with a listing of the business, financial, and operational risks identified during the assessment.  The Audit Committee met eight times during the fiscal year ended December 31, 2012.

The Board of Trustees has adopted an Audit Committee Charter, a current copy of which is available on our website at www.glimcher.com.  The Audit Committee Charter sets forth the responsibilities, authority, and specific duties of the Audit Committee as well as the structure and membership requirements of the Audit Committee, the relationship of the Audit Committee to the Company’s independent registered public accounting firm, the Company’s internal audit department, and Company management.  The federal securities laws require the Audit Committee to make certain statements regarding its review of the Company’s financial statements and its discussions with the Company’s independent registered public accounting firm about those statements.  These statements appear in the section of this Proxy Statement entitled “Audit Committee Statements.”

The Board of Trustees has determined that Mr. Niles C. Overly is qualified to serve as an Audit Committee Financial Expert in accordance with the independence and experience requirements of the NYSE, the Exchange Act, and other applicable laws, including the Sarbanes-Oxley Act of 2002.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, and William S. Williams.  Mr. Gross is the Chairman of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee qualifies as an “independent” trustee under the listing standards of the NYSE.  The function of the Nominating and Corporate Governance Committee is to: (i) identify individuals qualified to be members of the Board of Trustees, (ii) propose to the Board of Trustees nominees for election at the next annual meeting of the Company’s shareholders, (iii) recommend to the Board of Trustees any modifications or enhancements to the Corporate Governance Guidelines, and (iv) recommend trustee nominees to the Board of Trustees for each committee of the Board of Trustees and for the Chairperson of each such committee.  The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2012.  The Board of Trustees has adopted a written charter for the Nominating and Corporate Governance Committee which is available on our website at www.glimcher.com.  The Charter sets out the responsibilities, authority, and specific duties of the Nominating and Corporate Governance Committee.

Strategic Planning Committee

The members of the Strategic Planning Committee (the “Planning Committee”) are Messrs. Wayne S. Doran, Herbert Glimcher, Michael P. Glimcher, Howard Gross, Timothy J. O’Brien, and Alan R. Weiler.  Mr. Doran is Chairman of the Planning Committee.  Under the Planning Committee’s charter, each member of the Planning Committee shall possess expertise and practical experience in finance, financial matters, as well as in dealing with the type of transactions described below. Each member of the Planning Committee must be an incumbent member of the Board of Trustees.  The Board of Trustees has adopted a written charter for the Planning Committee. The Planning Committee met four times during the fiscal year ended December 31, 2012.  The function of the Planning Committee is to:

(i)
review, evaluate, and assess any extraordinary transaction (or series of related transactions) between the Company, or any affiliate, and any unaffiliated third party involving the sale, merger, consolidation, transfer, exchange, apportionment, or any conveyance of:  (A) an asset or group of assets representingmore than fifty percent of the book value of the Company’s assets (on a consolidated basis as determined in accordance with Generally Accepted Accounting Principles (“GAAP”) prior to the transaction or (B) any other asset or group of assets on which the long-term (i.e., greater than one fiscal year) business strategy of the Company is substantially dependent;

(ii)
review, evaluate, and assess any material and extraordinary restructuring of the management or corporate structure of the Company, or any affiliate, in a way relating to its operations or capital (including, but not limited to, debt, liabilities, or other securities) structure and composition (including, but not limited to, the Company’s qualification as a real estate investment trust); and

(iii)	perform such other duties as assigned to it by the Board of Trustees or required and permitted by any other applicable law or regulation.

Executive Compensation Committee

The members of the Executive Compensation Committee are Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, Niles C. Overly, and William S. Williams.  Mr. Williams is the Chairman of the Executive Compensation Committee.  Each member of the Executive Compensation Committee qualifies as an “independent” trustee under the listing standards of the NYSE.  The Board of Trustees has adopted a written charter for the Executive Compensation Committee which is available on our website at www.glimcher.com.  The Amended and Restated Executive Compensation Committee Charter sets out the responsibilities, authority, and specific duties of the Executive Compensation Committee.  It also specifies, among other things, the structure and membership requirements of the Executive Compensation Committee, as well as the relationship of the Executive Compensation Committee to any independent compensation consultants and management of the Company.  The Executive Compensation Committee met ten times and acted by unanimous written consent on one occasion during the fiscal year ended December 31, 2012.

The Executive Compensation Committee’s scope of authority includes the following:

(i)
to approve all compensation (including, but not limited to, salary, annual bonus, equity awards, benefits, and perquisites) and hiring decisions relating to any individual employed by the Company (including any affiliate) who holds the position of Senior Vice President and higher;

(ii)	to approve all decisions relating to the termination of any individual employed by the Company (including any affiliate) who holds the position of Senior Vice President and higher;

(iii)	to review and approve corporate goals and objectives relating to the compensation of the Company’s Chief Executive Officer;

(iv)
to evaluate and approve compensation arrangements, awards, grants, plans, policies, and programs, as needed or required, for Company personnel who are employed in positions below that of Senior Vice President;

(v)	to review and approve compensation for members of the Board of Trustees;

(vi)
to retain and terminate any compensation consultant or consulting firm to be used to assist the Executive Compensation Committee in the evaluation of compensation matters and to obtain advice and assistance from internal or external legal, accounting, or other advisors;

(vii)
to approve and determine fees and other retention terms for compensation consultants that are hired to assist in investigations into or studies of matters within the Executive Compensation Committee’s responsibilities, and retain, at the Company’s expense, such independent counsel and other advisors as it deems necessary for such purposes; and

(viii)
to perform such duties and responsibilities as may be assigned to the Executive Compensation Committee under the terms of any of the Company’s management or employee compensation, equity-based or benefit plans, or by the administration committee of such plans.

The Executive Compensation Committee may delegate any of its duties mentioned above to the extent permitted by the Amended and Restated Executive Compensation Committee Charter, the Bylaws, Declaration, Corporate Governance Guidelines, or applicable law.  To the extent permitted, its duties may be delegated to subcommittees of the Executive Compensation Committee or certain officers of the Company.  Also, the Executive Compensation Committee may delegate, to such person(s) as it sees fit, its authority to approve grants or awards from the Company’s equity based or incentive compensation plans to Company personnel employed in positions below that of Senior Vice President, provided such delegation does not violate the terms of the Amended and Restated Executive Compensation Committee Charter, Corporate Governance Guidelines, the applicable plan, or any other applicable law or regulation.  Furthermore, under the Amended and Restated Executive Compensation Committee Charter, the Executive Compensation Committee is prohibited from delegating to a subcommittee any decision relating to the compensation or evaluation of the Board of Trustees, Chief Executive Officer, the Executive Compensation Committee itself, or any officer of the Company employed as Senior Vice President or higher.

In determining the amount and form of annual compensation for the Company’s senior executive officers and trustees, the Executive Compensation Committee uses annual performance reviews and guidance from a compensation consultant.  Below is a discussion of how the Executive Compensation Committee uses information from each of these sources to make its determinations.

Performance Reviews

The annual performance evaluations of the Company’s Executive Vice President, General Counsel and Secretary, Chief Financial Officer, and President are performed by the Company’s Chief Executive Officer.  The Company’s President evaluates the performance of the Executive Vice President, Director of Leasing and the Senior Vice President, Property Management while the Executive Vice President, Chief Financial Officer and Treasurer evaluates the performance of the Senior Vice President, Finance and Accounting and, with respect to performance evaluations for fiscal year 2013 and beyond, the Senior Vice President, Strategic Investments.  The Executive Vice President, Director of Leasing evaluated the performance for fiscal year 2012 of the former Senior Vice President, Retail Strategies. The Executive Compensation Committee conducts its own annual evaluation of the Chief Executive Officer’s performance.  Each of the senior executive officers, including the Chief Executive Officer is assessed on the basis of the Company’s annual operating results, performance on individual objectives, and leadership skills.  At the beginning of 2012, the Chief Executive Officer finalized and approved the individual goals and objectives for fiscal year 2012 of the Company’s Senior Vice Presidents and higher and discussed his own goals and objectives for fiscal year 2012 with the Executive Compensation Committee. The committee later approved the final goals and objectives for the Chief Executive Officer, President, and each Executive Vice President and Senior Vice President.  The goals and objectives of the senior executive officers, including the Chief Executive Officer, may be revised throughout the fiscal year in order to make necessary adjustments based upon changing business conditions, promotions, and unforeseen events.

As part of their annual performance evaluations, each senior executive officer, including the Chief Executive Officer, completes a self-assessment and participates in a formal evaluation of the goals and objectives established by the officer at the beginning of the performance year. The Executive Compensation Committee makes determinations pertaining to fiscal year 2012 salary adjustments, equity awards, and annual performance bonuses for senior executives based, in part, on:  (i) the Chief Executive Officer’s evaluation of the performance of the Executive Vice President, General Counsel and Secretary, Chief Financial Officer, and President, (ii) the Executive Vice President, Chief Financial Officer and Treasurer’s evaluation of the performance of the Senior Vice President, Finance and Accounting, (iii) the President’s evaluation of the Executive Vice President, Director of Leasing and the Senior Vice President, Property Management, and (iv) the Executive Vice President, Director of Leasing’s evaluation of the performance of the former Senior Vice President, Retail Strategies. The Executive Compensation Committee conducts its own evaluation in determining the annual salary adjustment, equity award(s), and annual performance bonus for the Chief Executive Officer.

Compensation Consultant

The Executive Compensation Committee has engaged Meridian Compensation Partners, LLC, an executive compensation consulting firm (“Meridian”), to assist it in making compensation determinations with respect to the Company’s senior executive officers and trustees, as well as structuring the Company’s executive compensation programs and plans. Meridian provides executive compensation consulting services to the Executive Compensation Committee on an as needed basis pursuant to a written contract that may be terminated by either party on thirty days advance written notice. As part of Meridian’s engagement, the scope of Meridian’s duties has included providing the following to the Executive Compensation Committee:

(i)
data and guidance that the Executive Compensation Committee may use to make decisions that are consistent with the Company’s business strategy, compensation philosophy, prevailing market practices, relevant legal and regulatory mandates, and shareholder interests;

(ii)	advice on the Company’s executive and trustee compensation philosophy and the Company’s compensation peer group;

(iii)
equity and non-equity incentive compensation plan design and advice for both annual and various long-term incentive compensation plan structures that satisfy the Company’s compensation objectives and competitive market best practice philosophies;

(iv)
competitive market compensation studies to be used in determining base salary, bonus, severance compensation, equity grants, long-term incentive awards, and periodic reviews of other elements of compensation for the Company’s Chief Executive Officer and other senior executive officers;

(v)	emerging best practices and changes in the regulatory and corporate governance environment with respect to trustee and executive compensation; and

(vi)	data and guidance about best practice philosophies, competitive market compensation studies, and competitive pay levels with respect to trustee compensation.

During fiscal year 2012, Meridian’s aggregate fees did not exceed $120,000 nor did Meridian provide any services to the Executive Compensation Committee, the Company, or any of its affiliates that are not described above.

Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee currently consists of Messrs. David M. Aronowitz, Richard F. Celeste, Howard Gross, Niles C. Overly, and William S. Williams. The membership of the Executive Compensation Committee consisted entirely of the aforementioned persons during fiscal year 2012.  The Board of Trustees has appointed the Executive Compensation Committee (or a duly authorized subcommittee thereof) to serve as the administrator of the Company’s compensation and equity-based plans.  The Executive Compensation Committee is the administrator for the 1997 Incentive Plan (the “1997 Plan”), Amended and Restated 2004 Incentive Compensation Plan (the “2004 Plan”), the 2011 Glimcher Long-Term Incentive Compensation Plan (the “LTIP”), and the Glimcher Realty Trust 2012 Incentive Compensation Plan (the “2012 Plan”). As the administrator, the Executive Compensation Committee determines the number of options and other awards granted to the trustees and employees of the Company under the 2012 Plan and, to the extent that outstanding awards are modified or adjusted, the 1997 Plan, 2004 Plan, and LTIP.  None of the current members of the Executive Compensation Committee are or were ever officers and/or employees of the Company or any of its subsidiaries.  The Executive Compensation Committee has prepared a Compensation Committee Report.  The text of this report can be found in the section of this Proxy Statement entitled “Compensation Committee Report.”

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COMPENSATION RISK ASSESSMENT

In addition to the risk oversight responsibilities of the Board of Trustees and Audit Committee that were discussed earlier, the Executive Compensation Committee conducts, in accordance with applicable SEC rules, an annual risk assessment of the Company’s compensation plans, policies, and practices to determine whether such plans, policies, and practices create risks that are reasonably likely to have a material adverse effect on the Company.  Based on this assessment, the Executive Compensation Committee concluded that the Company’s compensation plans, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. As part of its assessment the Executive Compensation Committee evaluated the Company’s compensation plans and programs, including the plans and policies relating to the Company’s long-term equity incentive awards, to determine their propensity to cause undue risk taking by employees, including senior executive officers, relative to the level of risk associated with the Company’s business model and operations. The Executive Compensation Committee believes that the Company does not use highly leveraged short-term incentives that encourage high risk behavior at the expense or detriment of long-term Company value and which are reasonably likely to create a material adverse effect. Furthermore, the Company incorporates a number of design features to mitigate undue risk in its compensation programs including, limits on both annual and long-term incentive plan payouts, the use of multiple performance metrics to measure individual and corporate performance, and stock ownership guidelines that encourage a long-term perspective on performance. The Executive Compensation Committee completed its assessment in early 2013 as part of its obligation to oversee the Company’s compensation risk assessment process and reported the findings summarized above to the full Board of Trustees.

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COMPENSATION OF OUR EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary

During 2012, we continued with the enhancements begun in 2010 to improve the comparability and competitiveness of our executive compensation to that of our peer real estate investment trust companies.  The enhancements made in the past two years are set forth in our Summary Compensation Table and reflect increases in both total compensation and each of its related elements.  Notwithstanding these enhancements, based upon our further analysis during 2012 of empirical compensation data we determined that our executive compensation remains below that of our peer companies. As discussed in more detail below, we endeavored during 2012 to address these issues with respect to both the equity and salary compensation components of our program.

From a performance perspective, our company demonstrated achievement last year at the enterprise level. During 2012, the Company achieved: (i) measurable expansion through acquisition, (ii) improved operating metrics with respect to mall sales and occupancy, (iii) favorable total shareholder return relative to our peer companies listed in this section, and (iv) significant stock price appreciation. Furthermore, achievement of corporate goals by our executive personnel, including each executive discussed in this section, for incentive compensation purposes was at the target achievement level or better. We believe that achieving these corporate goals in 2012 has established a foundation for our continued corporate and operational growth.

Overview

In this section, we describe all of the important elements of compensation for the senior executive officers listed in the tables that follow and explain how we determined the amounts of compensation paid or provided to the listed officers during 2012 as well as our reasons for paying or providing the compensation disclosed. Throughout this section, we refer to the senior executive officers listed in the tables following this section as the “Named Executives.” Additionally, unless otherwise stated, references in this section to data in the Summary Compensation Table are only with respect to the year 2012.

This section is organized to first describe the objectives of our compensation program for the Named Executives as well as executive compensation generally.  Following the discussion of the objectives, we discuss how benchmarking and the review of executive compensation at our peer companies influenced some of the decisions made in fiscal year 2012 with respect to our executive compensation.

We then explain what our executive compensation program is designed to reward and describe each compensation element within our executive compensation program.  As we discuss each element of compensation and our reasons for choosing to pay the particular element, we will also discuss:

(i)	how we generally determined the payment amount for the particular element of compensation;

(ii)	how our decision regarding that element fits into one or more of our overall objectives for our executive compensation program; and

(iii)	how decisions about the particular element of compensation affects, if at all, our decisions regarding other compensation elements.

We conclude our discussion with a brief overview of the tax and accounting implications of our executive compensation program and a discussion of the impact or influence on our compensation philosophy and programs of previous shareholder voting results on executive compensation.

Objectives of Our Executive Compensation Program

The goal of our compensation program for the Named Executives, as well as for our executive officers generally, is to provide compensation that is fair and equitable to both the executive officer and our company and is competitive with compensation provided to similarly situated executives at our peer real estate investment trusts (“REITs”).  We attempt to accomplish this goal by establishing a compensation program for our senior executive officers with the following objectives:

(i)
to provide compensation for performance based upon an evaluation of the annual financial results of our company, a person’s contribution to our company, and, where appropriate, the operational results of the department in our company that the officer is responsible for managing;

(ii)	to motivate senior executive officers to focus their performance on both the near-term and long-term goals of our company and align their interests with those of our shareholders;

(iii)
to attract and retain senior executive officers who are important to the success of our company by awarding compensation that is competitive with companies comparable to our company in size and operation;

(iv)	to encourage our senior executive officers to increase their ownership of Common Stock in our company over the course of their employment;

(v)
to provide compensation that contributes to building and enhancing positive morale among the senior executive officers to motivate them to work towards achieving our company’s corporate goals and objectives; and

(vi)	to provide comparable compensation to similarly situated and similarly performing executive officers within our company.

Throughout this section, we refer to the Executive Compensation Committee as the “Compensation Committee.”  During 2012, compensation decisions made by the Compensation Committee were guided by the aforementioned objectives. However, the Compensation Committee neither weighted nor ranked these objectives when making these decisions.

Market Comparisons & Benchmarking for Executive Compensation

In 2010 and 2012, the Compensation Committee asked its compensation consultant, Meridian, to conduct compensation studies to evaluate the competitiveness and comparability of the Company’s executive compensation to other REITs of varying sizes operating within and outside of the mall sector. As a result of the 2010 study, the Compensation Committee approved modifications to executive base salaries, annual bonus compensation, and equity incentive compensation for fiscal year 2011. As part of another study conducted by Meridian during 2012, Meridian: (i) revaluated the compensation of the Named Executives in light of the modifications made in 2011 and as compared to compensation publicly reported in 2012 by twenty-four other REITs identified below as our peer companies (the “Peer Companies” or “Peer Group”), (ii) reviewed the then existing stock ownership levels for Chief Executive Officers, Chief Financial Officers, and Chief Operating Officers at the Peer Companies, and (iii) examined the then existing value of unvested equity for the Company’s Named Executives.  Meridian’s 2012 study (the “2012 Study”) revealed significant improvements in the Named Executives’ total compensation opportunity which is defined to include the sum of base salary, annual target bonus opportunity, and long-term equity incentive opportunity, but illustrated that the Company’s cumulative equity incentive compensation remains well below competitive levels.  Data from the 2012 Study placed the Company within the 25th to 30th percentile of the Peer Companies based on size and operating metrics and measured the Company’s overall executive compensation levels to be approximately at the 35th percentile of the Peer Group.

The Peer Companies from which compensation information was derived to complete the 2012 Study are listed below:

●Acadia Realty Trust	●BRE Properties, Inc.	●CBL & Associates Properties, Inc.	●Cedar Realty Trust, Inc.

●Colonial Properties Trust	●DDR Corp.	●Equity One, Inc.	●Federal Realty Investment Trust

●General Growth Properties, Inc.	●Inland Real Estate Corporation	● Kimco Realty Corporation	●Kite Realty Group Trust

●The Macerich Company	●National Retail Properties, Inc.	●Pennsylvania Real Estate Investment Trust	●Ramco-Gershenson Properties Trust

●Realty Income Corporation	●Regency Centers Corporation	●Saul Centers, Inc.	●Simon Property Group, Inc.

● Tanger Factory Outlet Centers, Inc.	●Taubman Centers, Inc.	●UDR, Inc.	●Weingarten Realty Investors

These companies were selected because they: (i) operate within the retail shopping mall sector, (ii) operate outside of the sector, but, are comparable to our company in size, or (iii) compete with us for investment capital and executive talent. The peer group composition has remained the same since the group was initially constructed for Meridian’s 2010 study.

What Our Executive Compensation Program is Designed to Reward

Our executive compensation program is designed to reward the operating performance of our company and the individual performance of our senior executives including each of our Named Executives.

(i)  Company Operating Performance

Our company is a REIT that primarily owns, leases, acquires, develops, and operates regional and super regional shopping malls and open-air centers. In order to maintain our REIT status, we must distribute at least 90% of our ordinary taxable income to our shareholders.  Therefore, we use Funds From Operations, or FFO, as a supplemental measure to net income to measure our operating performance.  FFO is the commonly accepted and recognized measure of operating performance for REITs by the real estate industry.

FFO is defined by NAREIT as net income (or loss) available to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of depreciable property, impairment adjustments associated with depreciable real estate, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  We believe that per share growth in both net income and FFO are important factors in enhancing shareholder value. Therefore, a component of our executive compensation program is designed to reward achievement of our company’s year-end FFO goals.  Although FFO is partly influenced by market forces that are beyond our control, we feel that our senior executive officers, including the Named Executives, have the greatest opportunity to influence performance in this area.  Therefore, we base a large portion of their total cash compensation on an evaluation of our company’s annual FFO results.  FFO does not represent cash flow from our operating activities in accordance with GAAP and our FFO may not be directly comparable to similarly titled measures reported by other REITs.  Moreover, FFO should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.  Our Executive Bonus Plan uses FFO performance targets to determine a portion of each Named Executive’s annual bonus.  As we will discuss in greater detail in the section below captioned Annual Bonus, 70% of a Named Executive’s total target bonus opportunity under the Executive Bonus Plan is used to determine the portion of the bonus based upon an evaluation of our company’s annual FFO results.  We calculate our reported FFO per Common Share by dividing our FFO by the weighted average number of diluted Common Shares outstanding for the fiscal year (with adjustments made for increases or decreases in shares outstanding) for which our per Common Share FFO is being determined.

With the implementation of our LTIP in 2011, we introduced relative total shareholder return (“TSR”) as an additional metric to measure corporate performance in connection with determining executive compensation.  As explained in greater detail below under the section captioned Equity Compensation, each of the Named Executives received an allocation of performance shares during 2012 that are paid in Common Shares if we achieve certain results in our cumulative TSR for the Common Shares as determined over a three-year period ending December 31, 2014 relative to the TSR for the common shares for the Peer Companies.  The Committee believes that using TSR to measure the Company’s relative performance against a group of similar REITs, such as the Peer Companies, is one of the best means to reward superior performance in our industry sector and aligns well with long-term value creation for shareholders. Our rationale for selecting these companies is provided below under the section captioned Our 2012 Equity Compensation Grants.

Some other factors that we use to measure our operating performance include occupancy levels at our regional shopping mall properties, property sales, initiation or completion of development or redevelopment projects, managing our leverage or indebtedness, and completed joint venture or partnering initiatives.  These factors are generally used for individual goals or objectives because the completion of goals or objectives of this nature are generally heavily influenced by the actions of a particular senior executive officer, department, or functional area within our company.

(ii)      Individual Performance

Our executive compensation program also rewards individual performance. Individual performance is rewarded through base salary and performance-based or variable compensation.  Through base salary, the specific skill set and managerial abilities of an executive are rewarded.  With respect to performance-based or variable compensation, individual performance is evaluated and rewarded based primarily upon an assessment of the executive’s achievement of predetermined individual objectives that are linked to our overall corporate goals.  Individual objectives of the executives differ for each officer and are, generally, established at the beginning of the evaluation year concurrently with the adoption of the Executive Bonus Plan for that year. For the 2012 performance year, each of the Named Executives had five individual objectives.  Bonus awards for performance on individual objectives for 2012 were granted under the Company’s 2012 Executive Bonus Plan.

Each Named Executive has a target bonus payout amount to reward overall performance of his individual objectives.  As we will discuss in greater detail in the section below captioned Annual Bonus, for each Named Executive, the target bonus payout amount to reward individual performance is equal to 30% of each officer’s total target bonus opportunity under the Executive Bonus Plan.  A Named Executive’s target bonus payout amount for individual achievement is an amount within a range of bonus payout amounts for achievement of the individual objectives.  The range of bonus payouts for individual achievement corresponds to the assessment of the Named Executive’s overall performance on all objectives as shown by the following chart:

Individual Performance Assessment Levels
	Threshold	Target	Maximum
Bonus Payout Range	75-99% of Target Bonus Payout for Individual Objectives	100% of Target Bonus Payout for Individual Objectives	101-125% of Target Bonus Payout for Individual Objectives

For each individual objective, a Named Executive has an expected deliverable or target performance.  The actual performance of the Named Executive with respect to an objective is evaluated and awarded at: (A) Target, which describes expected performance, (B) Threshold, which describes acceptable performance that is below Target performance, and (C) Maximum, which describes performance that exceeds expectations.  The performance targets for each Named Executive’s objectives are only stated in terms of target or expected performance. There are no stated performance targets for Threshold or Maximum as these standards are identified in connection with the evaluation of a Named Executive’s performance and in light of expected performance for the particular objective.

The individual objectives of the Named Executives fall into two categories:  (A) objectives relating to a particular aspect of the Named Executive’s performance and (B) objectives relating to the Company’s activities or operational results or the performance of others affiliated with the Company.  Generally, the Named Executives’ individual objectives relate to Company-wide activities, operational results, or performance due to the broad scope of their managerial responsibilities.

The evaluation levels for the individual objectives have the following achievement percentages: Threshold (75–99%), Target (100%), and Maximum (101–125%).  At the conclusion of each Named Executive’s evaluation on his individual objectives, all of the achievement percentages for the person’s objectives are aggregated. The aggregated percentages are then divided by the Named Executive’s total number of objectives to produce an overall achievement percentage. A Named Executive’s overall achievement percentage will range between 0% and 125% and is used to determine the portion of the Named Executive’s annual bonus award relating to achievement of individual objectives. Each objective is equally weighted, but the Named Executive’s performance evaluation for each objective may vary and affect his overall achievement percentage. If a Named Executive receives an overall achievement percentage below 75%, then he is ineligible for any bonus under the 2012 Executive Bonus Plan.  The 2012 individual objectives for the Named Executives, the target performance for each, and actual performance of the Named Executives on their respective objectives are discussed in greater detail in the section below captioned Annual Bonus.

The Elements of Compensation Within Our Executive Compensation Program

(i)      Base Salary

We provide base salaries for each of the Named Executives and for all of our other executive officers.  Their annual base salaries are intended to create a minimum level of compensation and are designed to achieve the objectives of our executive compensation program relating to hiring and retaining executive talent. Historically, our Compensation Committee has annually evaluated base salaries to determine whether adjustments were warranted to achieve better market comparability, to enhance comparability among the Company’s senior executives, to recognize promotions, and to reward performance. During 2010, the Compensation Committee restored base salaries for the Named Executives and the Company’s salaried personnel generally to fiscal year 2008 levels in response to an improving external economic environment and to recognize the exemplary performance of our senior executive team in managing the Company’s operations through a challenging fiscal period. Following the completion of Meridian’s 2010 compensation study, the Compensation Committee further modified base salaries in 2011 to improve the market comparability and competiveness of our executive salary compensation. In 2012, the Compensation Committee approved a 5% increase to base salaries of our executive officers including each of the Named Executives. The increases were consistent with our historical practice to implement annual merit based increases for executive salary compensation to reward performance and promote modest salary growth consistent with similar salary growth observed within the Peer Group. Additionally, our fiscal year 2012 executive salary modifications were designed to continue improvements in our target cash compensation that were noted in the 2012 Study. The fiscal year 2012 base salaries for the Named Executives that were approved by the Compensation Committee are listed below:

Named Executive	2012 Base Salary
Chairman of the Board & Chief Executive Officer	$813,750
Executive Vice President, Chief Financial Officer & Treasurer	$420,000
President & Chief Operating Officer	$551,250
Executive Vice President, Director of Leasing	$367,500
Executive Vice President, General Counsel (“GC”) & Secretary	$367,500

The salary data reported in the Summary Compensation Table for fiscal year 2012 does not fully reflect the salary modifications discussed above because the Named Executives, as well as our other bonus-eligible personnel who received salary adjustments, were not paid at the adjusted rates for the full fiscal year because our 2012 salary modifications for our personnel, including each of the Named Executive, became effective April 1, 2012. After the base salary modifications discussed above were implemented, our Chief Executive Officer and our President continued to have the first and second highest salary compensation amongst the Named Executives because of their management and oversight responsibilities. These differences in compensation are also reflected in our bonus, equity incentive opportunities, and change-in-control arrangements for the same reasons.  The amount of a Named Executive’s 2012 annual base salary was not affected or influenced by the amount of any other compensation element within our executive compensation program; however, annual paid salary continues to be a variable used in the formula to determine a Named Executive’s annual performance bonus.  Also, annual base salary is a variable in the formula to determine a Named Executive’s severance payout under our executive severance arrangements.  Salaries paid to the Named Executives for fiscal year 2012 are reflected in column (c) of the Summary Compensation Table and, generally, account for approximately 12% to 25% of a Named Executive’s total annual compensation reported in the Summary Compensation Table.

(ii) Annual Bonus

The annual bonuses for our senior executive officers, including the Named Executives, are designed to further our executive compensation objectives of providing performance-based compensation and compensation that motivates senior executive officers to work towards achieving our company’s corporate goals and objectives.  Historically, the annual bonus for our senior executive officers is a cash payment that is awarded in March for performance during the previous year.  The amount of the bonus payment for our senior executive officers, including the Named Executives, performance during 2012 is determined based upon the terms and conditions of our 2012 Executive Bonus Plan.

The 2012 Executive Bonus Plan is the only bonus plan in which the Named Executives participated in during 2012.  Each year, the Compensation Committee determines which senior executive officers will participate in that year’s Executive Bonus Plan and approves the terms and conditions of the respective plan.  The Board of Trustees also adopts the plan when it approves and ratifies the actions of the Compensation Committee. The participants in our Executive Bonus Plan are the Company’s Senior Vice Presidents and above. Actual award payouts under the 2012 Executive Bonus Plan vary amongst the plan participants, including the Named Executives, and are ultimately determined by the Compensation Committee. In making award determinations under the 2012 Executive Bonus Plan, the Compensation Committee has the authority and discretion to take into consideration the impact of unanticipated and extraordinary factors or events that positively or negatively affected our company or an individual’s performance during the year. The Compensation Committee’s use of discretion must always be authorized and ratified by the Board of Trustees, which has a majority of independent trustees, or must be pursuant to the terms of the compensation plan or contract approved by the Board of Trustees.

(A)      The Structure of the 2012 Executive Bonus Plan

Under our 2012 Executive Bonus Plan, a percentage of a plan participant’s salary received during the performance year is used to determine the target bonus amount from which the ultimate bonus award is derived. The structure and organization of the 2012 Executive Bonus Plan did not differ materially from the structure of the 2011 plan.  Under the 2012 Executive Bonus Plan, the final bonus payment amounts were determined based upon the evaluation of the Company’s FFO performance and the senior executive officer’s performance on his individual objectives. The plan is structured in this manner so that we may reward both individual achievement and corporate achievement in furtherance of our compensation objective to provide performance-based compensation and reward the type of achievement that our executive compensation program is designed to reward. An individual’s bonus payment amount is the sum of two components:  (1) the portion of the payment based upon a review and evaluation of our Company’s year-end FFO performance (the “FFO Component”) and (2) the portion of the payment based upon the overall achievement of the individual’s objectives (the “Individual Objectives Component”).

In determining the FFO Component and Individual Objectives Component that comprise a Named Executive’s bonus payment, the following bonus targets must initially be determined: (1) Target Bonus Payout Amount, (2) FFO Target Amount, and (3) Individual Objectives Target Amount.  Under the plan, a Named Executive’s Target Bonus Payout Amount is a stated percentage of the actual base earnings paid to him during the year.  The Named Executive’s FFO Target Amount is 70% of his Target Bonus Payout Amount and the Individual Objectives Target Amount is 30% of the Target Bonus Payout Amount.  The Compensation Committee structured the plan in this manner in order to make the majority of a Named Executive’s bonus award opportunity impacted by our company’s overall FFO performance. The Target Bonus Payout Amount, FFO Target Amount, and Individual Objectives Target Amount do not represent bonus payment amounts under the plan, but instead represent targets that determine the bonus amount depending upon the level of individual and corporate achievement.  The Target Bonus Payout Amount, FFO Target Amount, and Individual Objectives Target Amount for each of the Named Executives under the 2012 Executive Bonus Plan are listed in the table below (amounts are rounded to the nearest dollar):

Named Executive	Target Bonus Payout Amount	FFO Target Amount (70% of Target Bonus Payout Amount)	Individual Objectives Target Amount (30% of Target Bonus Payout Amount)
Chairman of the Board & CEO	$803,317 (100% of paid salary)	$562,322	$240,995
EVP, CFO & Treasurer	$290,231 (70% of paid salary)	$203,162	$87,069
President & COO	$380,928 (70% of paid salary)	$266,650	$114,278
EVP, Director of Leasing	$217,673 (60% of paid salary)	$152,371	$65,302
EVP, GC & Secretary	$217,673 (60% of paid salary)	$152,371	$65,302

As stated earlier, for each of the Named Executives, and each other participant in the 2012 Executive Bonus Plan, actual base earnings under the plan consists only of paid salary received during fiscal year 2012. The Compensation Committee continues to believe that the bonus compensation of the Named Executives furthers our objective to provide compensation that motivates our senior executives to perform at a high level.

(B)  Determining the Amount of the FFO Component of a Named Executive’s Annual Bonus

Following the Compensation Committee’s review and evaluation of our year-end FFO performance, the amount of the FFO Component of a Named Executive’s annual bonus under the 2012 Executive Bonus Plan is determined using the following scale:

Evaluation Levels for Per Common Share FFO Performance
Bonus Payment Component	Threshold (Yr. End FFO of $0.61 - $0.66 Per Share)	Target (Yr. End FFO of $0.67 Per Share)	Maximum (Yr. End FFO of $0.68 - $0.73 Per Share)
FFO Component	50-92% of FFO Target Amount	100% of FFO Target Amount	108-150% of FFO Target Amount

The FFO targets stated in the chart above were formulated to include the range of our anticipated 2012 per Common Share FFO results that were initially announced at the beginning of 2012. Under each level of FFO performance in the 2012 Executive Bonus Plan, each year-end FFO per share amount is assigned a percentage used to determine the portion of the FFO Target Amount a participant is eligible to receive based upon the Company’s year-end FFO performance.  For example, if we attain a year-end FFO of $0.61 per share, then plan participants would be eligible to receive 50% of their FFO Target Amount, but if we achieve a year-end FFO of $0.67 per share, then plan participants would be eligible to receive 100% of their FFO Target Amount.  For results achieved between the performance levels, bonus percentage payouts will be pro-rated accordingly.  The plan is structured in this manner to define the FFO Component payout levels for our per Common Share FFO performance that falls outside of Target performance and between the outer margins of Threshold and Target performance or Maximum and Target performance.  As discussed earlier, we believe that measurement of per share FFO is a primary metric in evaluating growth in shareholder value as well as evaluating the management and operation of our underlying business.

For fiscal year 2012, we reported FFO per diluted Common Share of $0.58.  After examining reported FFO and taking into account both the impact of certain transactions implemented to promote the Company’s growth and other non-operational factors none of which were contemplated in the Company’s fiscal year 2012 financial plan, the Compensation Committee determined that certain adjustments, both positive and negative, to reported year-end FFO were necessary in order to fairly determine the payout level, if any, for the FFO Component of the annual bonus.  Upon reviewing and assessing the Company’s financial and operational performance during 2012, the Compensation Committee determined that the Company’s reported per share FFO was effected by: (1) the dilutive impact of the issuance of additional Common Shares under the Company’s at-the-market stock offering program (the “ATM Program”) and the secondary Common Stock offering in March 2012 (the “March Offering”) as well as the accretive effect of interest savings related to the use of proceeds from the ATM Program and March Offering to reduce the outstanding indebtedness under the Company’s credit facility, (2) the accretive impact of acquisitions during the year of additional properties or interests in properties not originally contemplated in the Company’s 2012 fiscal budget (the “Acquisitions”), (3) a non-cash charge for pre-development costs relating to a project for which the Company terminated its involvement (the “Development Charge”), (4) the reserve for a promissory note issued by GPLP to a joint venture affiliate in connection with a mortgage loan transaction for one of the Company’s mall properties currently accounted for as a held-for-sale asset (the “Note Reserve”), and (5) non-cash charges related to the partial redemption of a portion of the Company’s then outstanding preferred shares (the “Redemption Charges). As described below, the net impact of the aforementioned events were excluded from both the Company’s reported FFO and reported weighted average Common Shares resulting in an adjusted FFO per Common Share used to determine the FFO Component of our annual bonus awards.

In considering the impact of the aforementioned events during its evaluation of the Company’s operating performance and the management of its underlying business, the Compensation Committee reasoned that it was appropriate to exclude the net dilutive impact of the offering activity as well as the accretive impact of the Acquisitions from the Company’s year-end per share FFO calculation for the following reasons. The ATM Program contributed significantly to the continuation of the Company’s recapitalization efforts initiated in September 2009 and towards achieving the Company’s strategy to reduce its outstanding corporate debt.  Also, the proceeds from the March Offering were utilized by the Company to complete the Acquisitions which further the Company’s growth strategy.

With respect to the dilutive impact of the Development Charge on the Company’s reported year-end per share FFO, the Compensation Committee recognized that impairment adjustments associated with depreciable real estate were now excludable from per share FFO calculations based on new accounting guidance from NAREIT and decided to treat the Development Charge in the same manner as impairment charges related to depreciable assets.  Similar reasoning applied to the Note Reserve, as it related to the Company’s economic investment in the respective mall property that was subject to impairment charges against its recorded value throughout 2012. These impairment charges were also excluded from the formula to determine the Company’s year-end reported per share FFO for purposes of determining the FFO Component of the annual bonus award.  Lastly, the Redemption Charges were neutralized because the transaction was consistent with the Company’s capital strategy and further enhanced its balance sheet.

As authorized by the Board of Trustees and permitted by the terms of the 2012 Executive Bonus Plan, the Compensation Committee evaluated our 2012 year-end per Common Share FFO results without regard to the impact of the aforementioned offering activity, strategic acquisitions, and non-cash charges. As part of its analysis and evaluation of information provided by management, the Compensation Committee concluded that the net fiscal impact on the Company’s 2012 reported year-end FFO results of the: (1) Note Reserve, (2) Redemption Charges, (3) Development Charge, (4) Acquisitions, and (5) offering activity under the ATM Program and March Offering when considering the additional Common Shares issued and the interest savings resulting from the use of the corresponding net proceeds to reduce our corporate indebtedness as described above mathematically amounted, in the aggregate, to approximately $0.07 per Common Share of dilution. Based upon this analysis and solely for purposes of determining the FFO Component of the annual bonus awards, the Compensation Committee added back $0.07 per Common Share to the Company’s 2012 reported year-end per Common Share FFO results, leaving an adjusted year-end FFO of $0.65 per Common Share. Under the 2012 Executive Bonus Plan, FFO of $0.65 per diluted Common Share is within the plan’s Threshold FFO performance level.

In addition to authorizing incentive awards relating to FFO performance of the Named Executives as described above, the Compensation Committee determined the incentive awards relating to FFO performance for our other senior executives in the same manner.  In determining incentive compensation as described above, the Compensation Committee believed that the adjustments made: (1) permitted the Compensation Committee to effectively and fairly evaluate the performance of the Named Executives, as well as other senior executives, in managing the Company’s business and (2) promoted our compensation objective of motivating personnel to focus their performance on our company’s long-term goals and objectives.  Based upon the foregoing, the Compensation Committee authorized the payment of bonus awards to the Named Executives for the Company’s 2012 per Common Share FFO achievement at the 2012 Executive Bonus Plan’s Threshold level of 88% of a Named Executive’s FFO Target Amount as shown in the table below (amounts are rounded to the nearest dollar):

Named Executive	FFO Target Amount (70% of Target Bonus Payout Amount)	FFO Component of Annual Bonus (88% of FFO Target Amount)
Chairman of the Board & CEO	$562,322	$494,843
EVP, CFO & Treasurer	$203,162	$178,783
President & COO	$266,650	$234,652
EVP, Director of Leasing	$152,371	$134,086
EVP, GC & Secretary	$152,371	$134,086

(C)  Determining the Individual Objectives Component of a Named Executive’s Annual Bonus

In determining the amount of the Individual Objectives Component of a Named Executive’s annual performance bonus, the Compensation Committee considers the overall performance of the Named Executive on his individual objectives.  Upon the completion of the Named Executive’s performance evaluation, the Named Executive receives an overall achievement percentage that ranges from 0% to 125% and reflects his performance on his individual objectives.  This overall achievement percentage is then applied to the Named Executive’s Individual Objectives Target Amount to determine the Individual Objectives Component of the Named Executive’s annual bonus award. The table below lists the range of bonus payouts for individual achievement that each of the Named Executives was eligible to receive based upon his achievement on his individual objectives (amounts are rounded to the nearest dollar):

	Overall Performance Evaluation Levels for Individual Objectives
Named Executive	Threshold (75-99% Achievement Percentage)	Target (100% Achievement Percentage)(1)	Maximum (101-125% Achievement Percentage)
Chairman of the Board & CEO	$180,746 – $238,585	$240,99	$243,405 – $301,244
EVP, CFO & Treasurer	$65,302 – $86,198	$87,069	$87,940 – $108,836
President & COO	$85,708 – $113,135	$114,278	$115,421 – $142,847
EVP, Director of Leasing	$48,976 – $64,649	$65,302	$65,955 – $81,627
EVP, GC & Secretary	$48,976 – $64,649	$65,302	$65,955 – $81,627
1Listed amounts represent each Named Executive’s Individual Objectives Target Amount.

The individual objectives of the Named Executives for 2012 generally included: (1) oversight of the fiscal management of the Company, completion of proposed strategic investment transactions, consummation of equity offerings, and identification of additional acquisition, disposition, and joint venture opportunities (each, separately and collectively, the “Investment Objective(s)”), (2) addressing the Company’s financing or refinancing strategies (the “Financing Objective(s)”), and (3) achieving the Company’s leasing and re-leasing plans (the “Leasing Objective(s)”). In addition to the Investment Objectives, Financing Objectives, and Leasing Objectives listed above, the Named Executives had additional objectives corresponding to individual performance or the performance of the department or functional area within our Company that the respective Named Executive manages.

With respect to determining the Chief Executive Officer’s Individual Objectives Component, the Compensation Committee considered his achievement of a Maximum rating for his first Investment Objective relating to the Company’s strategic acquisitions where his achievement was evidenced by the Company’s purchase of Malibu Lumber Yard, an open-air retail center located in Malibu, California, Town Center Crossing, an open-air retail center located in Leawood, Kansas, and the remaining joint venture interest in Pearlridge Center, an enclosed regional mall located in Aiea, Hawaii, as well as investigatory work that eventually led to the acquisition of University Park Village in early 2013 (as well as the active examination of other potential transactional opportunities throughout 2012). The Chief Executive Officer received a Maximum rating on his second Investment Objective relating to enhancing the Company’s liquidity and balance sheet based on the Company’s completion of the March Offering and a preferred stock offering during 2012, and the successful refinancing of mortgages for three mall properties within the Company’s portfolio. The Compensation Committee also considered, in formulating the Chief Executive Officer’s award, the Maximum rating he received on his objective relating to managing and improving the asset management of the Company’s mall properties as evidence by the increase in average mall store sales per square foot from $404 at the end of 2011 to $435 at the end of 2012, creation of The Outlet Collection™ brand, and the commencement of redevelopment of the Company’s two retail outlet centers. The Chief Executive Officer’s objective relating to the completion of the Company’s Scottsdale Quarter® development (“Scottsdale”) was evaluated at the Threshold level and supported by the substantial stabilization of Phases I and II of the project and the measurable progress made on the retail and residential components for Phase III of the development.  Lastly, the Compensation Committee considered the Chief Executive Officer’s Maximum performance on his objective to maintain the Company’s relationships with its primary lending partners as shown by the Chief Executive Officer’s achievement on his second Investment Objective.

In determining the Chief Financial Officer’s Individual Objectives Component, the Compensation Committee considered his achievement of a Maximum rating for both of his Financing Objectives that concerned addressing maturing construction financing for Scottsdale and refinancing mortgage loans for certain mall properties.  The Maximum evaluation was supported by the: (1) successful negotiation of a term extension and modification of the Scottsdale construction loan and (2) replacement of maturing debt with permanent mortgage financing for three mall properties within the Company’s portfolio. The Compensation Committee also considered, in formulating the Chief Financial Officer’s award, the Target rating on his Investment Objective to evaluate and analyze various strategies and costs to enhance the Company’s overall credit rating status. The Chief Financial Officer also achieved Target performance on his objective to provide integral leadership and support in overseeing the implementation of various productivity and technological initiatives within the Company. Lastly, the Compensation Committee considered the Chief Financial Officer’s Target performance on his objective to enhance the Company’s current systems and processes for reporting and analysis of key financial and operating data for the Company’s leasing and property operations departments.

With respect to determining the President’s Individual Objectives Component, the Compensation Committee considered his outstanding performance on his objectives to: (1) oversee achievement of increased occupancy and positive re-leasing results for the Company and (2) achieve expense savings for the Company’s common area maintenance (“CAM”) costs. With respect to each of these objectives, the President was evaluated at the Maximum level as supported by the Company achieving its 2012 budget goals for CAM expense, total mall occupancy of 95.3% for fiscal year 2012, and re-leasing spreads of 10% for leases executed during 2012. The Compensation Committee also considered, in formulating the President’s award, his Target performance on his objective to manage aspects of the Company’s reorganization of certain corporate departments and the restructuring of certain key roles within such departments as well as the President’s achievement of a Target rating on his objective to further communication efficiencies within the Company’s legal, leasing, construction, and development departments to further enhance internal productivity and workflow. Lastly, the Compensation Committee considered the President’s Threshold performance on his Investment Objective relating to the Company’s progress throughout 2012 to investigate potential strategic investments and acquisitions with one or more prospective joint venture partners.

With respect to determining the Executive Vice President, Director of Leasing’s Individual Objectives Component, the Compensation Committee considered his Maximum level performance on the following Leasing Objectives: (1) to lead the Company’s leasing department to achieve increased occupancy and positive re-leasing results for the Company, (2) to manage the Company’s leasing department to achieve maximum leasing results for the Company, and (3) to grow the Company’s business through improved leasing at the Company’s redeveloping outlet centers and newly acquired properties. The Executive Vice President, Director of Leasing’s Maximum evaluation on the aforementioned Leasing Objectives is supported by: (1) the Company achieving total mall occupancy of 95.3% during 2012 and re-leasing spreads of 10% for leases executed during 2012, (2) retail occupancy at Scottsdale’s first two phases improving to 84.1% at the end of 2012 from 75% at the end of 2011, and (3) the opening during 2012 of new high-end fashion retail stores at the Company’s outlet properties. The Compensation Committee also considered, in formulating the Executive Vice President, Director of Leasing’s award, his Maximum level performance on his objective to further communication efficiencies within the Company’s legal, leasing, construction, and development departments to further enhance internal productivity and workflow as supported and illustrated by his Maximum achievement on his Leasing Objectives. Lastly, the Compensation Committee considered the Executive Vice President, Director of Leasing’s Maximum evaluation on his objective to continue expansion of the Company’s portfolio meeting program in order to increase the presence of key retailers within the Company’s properties. The Executive Vice President, Director of Leasing oversaw the completion during 2012 of over 100 portfolio meetings with key retailers, including several retailers new to the Company’s portfolio.

In determining the Executive Vice President, GC, and Secretary’s Individual Objectives Component, the Compensation Committee considered his Target level performance on each of his performance objectives.  The Executive Vice President, GC, and Secretary’s Financing Objective involved managing legal matters relating to completion of the Company’s major refinancing activity and disposition of a mall property. His evaluation on this objective is supported by the Company’s completion of mortgage refinancing for three mall properties within the Company’s portfolio and progress throughout 2012 in negotiating the sale and mortgage modification for a mall property held in a joint venture. The evaluation on the Executive Vice President, GC, and Secretary’s objective relating to the review and supervision of active department store and anchor lease negotiations is supported by the efficient and timely completion throughout 2012 of letters of intent for various department store and anchor transactions for the Company’s properties.  The evaluation of the Executive Vice President, GC, and Secretary’s objective relating to the evaluation and creation of a plan to reduce external legal costs is supported by the reduction of such expenses during 2012. Lastly, the evaluation of the Executive Vice President, GC, and Secretary’s objectives relating to personnel and organizational development within the Company’s legal department is supported by meaningful development and enhancements made during 2012 within those aspects of the department.

Following the Compensation Committee’s review and assessment of the performance evaluations for the Named Executives, the Compensation Committee determined payout amounts for the Individual Objectives Component for each of the Named Executives based upon each person’s overall achievement percentage that resulted from his performance evaluation.  The Individual Objectives Component for each Named Executive was added to the person’s FFO Component to obtain the total bonus payout under the 2012 Executive Bonus Plan as shown in the following table:

Named Executive (Achieve. Percent.)	Individual Objectives Target Amount (30% of Target Bonus Payout Amount)	Individual Objectives Component of Annual Bonus(1)	FFO Component of Annual Bonus	Total Bonus Award
Chairman of the Board & CEO (115%)	$240,995	$277,144	$494,843	$771,987
EVP, CFO & Treasurer (110%)	$87,069	$95,776	$178,783	$274,559
President & COO (102%)	$114,278	$116,564	$234,652	$351,216
EVP, Director of Leasing (113%)	$65,302	$73,791	$134,086	$207,877
EVP, GC & Secretary (100%)	$65,302	$65,302	$134,086	$199,388
1Amount determined by multiplying achievement percentage by Individual Objectives Target Amount.

The bonus payout award under the 2012 Executive Bonus Plan, for each of the Named Executives, is reflected in column (f) of the Summary Compensation Table. The bonus payment amount under the 2012 Executive Bonus Plan, generally, accounts for approximately 11% – 13% of a Named Executive’s total annual compensation that is reported in the Summary Compensation Table. Fluctuations in incentive compensation reflected in column (f) of the Summary Compensation Table between fiscal years 2010 and 2012 are attributable in part to the enhancements implemented in 2011 to the values of the variables used in the plan’s formula to determine bonuses and in part to the variances in awards received by the Named Executives between 2010 and 2012 for both individual performance as well as the Company’s FFO performance.

(iii) Equity Compensation

(A) Our Philosophy & Granting Practices

Our equity incentive compensation awards provide an opportunity for us to achieve one of the objectives of our executive compensation program – to provide compensation that motivates our senior executive officers to focus their performance on the long-term goals of our company and align their interests with those of our shareholders.  In addition to the aforementioned objective, the Compensation Committee also attempts to provide equity compensation that is competitive and reasonably consistent with our historical granting practices for the respective executive position.  Our senior executives, including each of the Named Executives, currently hold three types of equity awards: restricted stock, performance shares, and stock options. However, since 2011, we have discontinued the use of stock options as a form of incentive equity compensation amongst our senior executive officers, including each of the Named Executives, because of the associated fiscal expense, high dividend yields among REITs stocks, and minimal incentive effect stock options have on company performance or individual performance.

Restricted stock and performance shares have been the primary type of incentive equity compensation used within our executive compensation program over the past two years for two reasons. First, based on our market analysis, awarding restricted stock and performance shares was the most effective strategy to improve our equity incentive compensation opportunity which, on average, was below the 25th percentile of the Peer Group as measured in Meridian’s 2010 survey. Second, the use of performance shares added a long-term equity compensation component to our program the absence of which was the most significant factor contributing to the aforementioned ranking. The Compensation Committee believes that improving the market competitiveness of our long-term equity compensation and equity incentive compensation program will further promote our compensation objective of providing compensation that is competitive and comparable with our Peer Companies, motivates our senior executive officers to focus their performance on the long-term goals of our company, rewards outstanding performance, fosters a greater professional commitment by the senior executive officers to the Company, and aligns their  interests with those of our shareholders.

(B) Our 2012 Equity Compensation Grants

In 2012, the Compensation Committee approved our annual grants to all of our senior executive officers and also authorized an additional special grant to the Named Executives.   The annual grants consisted of restricted Common Stock and performance shares while the special grant was limited to restricted Common Shares.  With respect to the annual grants, the Compensation Committee decided to increase the number of performance shares awarded to each executive, including each Named Executive. To determine the size of actual grants, all executives, including each Named Executive, were assigned by the Compensation Committee a target market value for the long-term incentive award (“LTI Value”) and the LTI Values for each respective security were divided by the NYSE closing market price for our Common Shares on the day preceding the grant date. The LTI Values used to formulate performance share awards in 2011 were generally doubled to accommodate the increase in the size of the awards while the LTI Values for restricted stock awards were unchanged from the levels used to determine the fiscal year 2011 awards.  As a result, performance shares and restricted shares were awarded in equal amounts and each recipient’s 2012 equity award had an even distribution of equity compensation that vested based on performance and such compensation that vested based on time.  The table below provides the LTI Values for each Named Executive and illustrates the methodology used to determine the award sizes for the fiscal year 2012 annual equity grants to the Named Executives:

Named Executive	LTI Value	Restricted Stock Value (50% of LTI Value)(1)	Restricted Stock Grant	Performance Share Value (50% of LTI Value)(1)	Performance Share Allocation
Chairman & CEO	$1,400,000	$700,000	70,779	$700,000	70,779
EVP & CFO and Treasurer	$560,000	$280,000	28,311	$280,000	28,311
President & COO	$640,000	$320,000	32,356	$320,000	32,356
EVP, Director of Leasing	$390,000	$195,000	19,717	$195,000	19,717
EVP, GC & Secretary	$390,000	$195,000	19,717	$195,000	19,717
1Amounts divided by $9.89 to derive respective total for restricted Common Stock grant and performance share allocation. Final grant sizes were rounded to the nearest whole share.

Following the annual grants and completion of the 2012 Study, the Compensation Committee, upon the recommendation of Meridian, approved additional grants of restricted Common Stock to the Named Executives.  As discussed earlier, the 2012 Study revealed that the existing long-term equity incentive opportunity for the Company’s Named Executives was not competitive with similarly-situated executives within the Peer Companies due primarily to shorter executive tenures and historically conservative equity grants as compared to awards issued by the Peer Companies.  In response to the data and upon Meridian’s recommendation, grants were designed to incentivize the Named Executives to remain with the Company, address the equity accumulation disparity noted in the 2012 Study, further align the interests of the Named Executives with those of Company shareholders, and recognize the strong individual and collective talents of the Named Executives in managing the Company and increasing shareholder value.  Restricted Common Shares were selected as the award currency and were structured to cliff vest on the five year anniversary of the grant date in order to differentiate the awards from the annual grants and permit the associated accounting expense to be amortized over the vesting period. Similar to the annual grants, LTI Values were formulated to determine award sizes.  The LTI Values for each Named Executive were intended to reduce the equity accumulation disparity noted in the 2012 Study and generally were 1.3x to 2.5x larger than LTI Values used to determine grant sizes for the annual awards.  The table below provides the LTI Values for each Named Executive and illustrates the methodology used to determine the award sizes for the special restrictive Common Stock grants to the Named Executives:

Named Executive	LTI Value(1)	Restricted Stock Grant
Chairman & CEO	$3,500,000	318,182
EVP & CFO and Treasurer	$1,250,000	113,636
President & COO	$1,250,000	113,636
EVP, Director of Leasing	$750,000	68,182
EVP, GC & Secretary	$500,000	45,455
1Amounts divided by $11.00, the grant date closing price for the Common Shares on the NYSE, to derive the respective total for the restricted Common Stock grant. Final grant sizes were rounded to the nearest whole share.

The terms and structure of our performance shares awarded in 2012 are similar to the performance shares awarded in fiscal year 2011. Performance shares allocated during fiscal year 2011 were awarded pursuant to the terms of the LTIP and performance shares allocated during 2012 were awarded pursuant to the terms of the newly adopted 2012 Plan. The terms in the 2012 Plan relating to the performance shares were not materially different from the terms in the LTIP governing the performance shares.  All of our senior executives, including each Named Executive, were allocated performance shares during 2012 that convert to Common Shares if we achieve certain results in our cumulative TSR on our Common Shares over a three-year period beginning on January 1, 2012 and ending on December 31, 2014 (the “Performance Period”). Our TSR performance is determined by comparing our cumulative TSR performance against each of the Peer Companies (the “Comparison Companies”).  We selected the Comparison Companies to serve as the pool of companies against which our TSR would be measured for the same reasons that we selected each of the Peer Companies to be part of the pool of companies from which we obtained comparative compensation data for purposes of the studies conducted by Meridian. Pursuant to the terms of the award agreements for each performance share recipient (each, collectively, the “Agreements”), TSR is calculated over the Performance Period as a percentage equal to the price appreciation (or depreciation) of one (1) Common Share during the Performance Period plus dividends paid (on a cumulative reinvested basis).  For purposes of measuring stock price appreciation under the Agreements, the stock price is the closing market price of the respective common stock on the NYSE (or such other applicable national stock exchange) on the applicable measurement date.  Once the TSR of our Common Shares is determined, it is compared with the TSR of each of the Comparison Companies for the same period using the same formula and then given a percentile rank.  Based upon the TSR percentile rank, a performance share recipient would qualify to receive Common Shares in accordance with the following award schedule:

If the Company’s Relative TSR Performance (Percentile Rank vs. Comparison Companies) is:	The number of Common Shares to be issued to a Named Executive is:
90th percentile and above (Maximum Performance)	200% of Performance Shares Allocated
80th percentile to 89th percentile	175% to 197.5% of Performance Shares Allocated
70th percentile to 79th percentile	150% to 172.5% of Performance Shares Allocated
60th percentile to 69th percentile	125% to 147.5% of Performance Shares Allocated
51st percentile to 59th percentile	102.5% to 122.5% of Performance Shares Allocated
50th percentile (Target Performance)	100% of Performance Shares Allocated
40th percentile to 49th percentile	66.7% to 96.7% of Performance Shares Allocated
36th percentile to 39th percentile	53.3% to 63.3% of Performance Shares Allocated
35th percentile (Threshold Performance)	50% of Performance Shares Allocated

If the Company’s TSR for the Performance Period is less than zero then the maximum payout shall be limited to the number of Common Shares awarded for Threshold performance or such lesser number of Common Shares as determined by the Compensation Committee in its sole discretion. If the Company’s TSR is below the 35th percentile then no payout of Common Shares will be awarded.

Similar to restricted Common Share grants in previous years, the 2012 restricted Common Share grants have transfer restrictions that lapse over time.  For the shares awarded in connection with our annual equity grants, the restrictions lapse in  three equal annual installments over a period of five years beginning on the third anniversary of the grant date. The special restricted stock grants made in September 2012 cliff vest on the five year anniversary of the grant date. The Compensation Committee made our 2012 annual equity awards in May which coincide with our annual meeting of shareholders and election of trustees. The Compensation Committee’s meeting schedule is determined several months in advance and the proximity of any award(s) to public announcements or other market events relating to our company is purely coincidental. Additionally, as with our equity awards in past years, the Board of Trustees approved and ratified the Compensation Committee’s decisions relating to our 2012 equity awards.

The values relating to our equity awards which are reported in columns (d) and (e) of the Summary Compensation Table for each Named Executive represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”) for each Named Executive’s respective award(s) during the listed year. Generally, the aggregate grant date fair value of the restricted Common Stock awards and performance share allocations account for approximately 59% to 74% of a Named Executive’s total annual compensation that is reported in the Summary Compensation Table.

(C) Common Stock Ownership Guidelines & Related Policies

Since May 2008, we have maintained share ownership guidelines to promote our compensation objective of encouraging our senior executive officers to increase their ownership of Common Stock in our company over the course of their employment.  In addition, we believe the share ownership guidelines motivate our senior executive officers to focus their performance on both the long-term and near-term goals of our company by aligning their interests with the interests of our shareholders. Under the guidelines, Common Shares acquired by executive officers through purchase, gift, exchange, or other means are counted toward the ownership requirement level in addition to Common Shares received through grants, awards, or payments from the Company. Performance share allocations do not count toward the ownership requirement level unless the allocation has vested, based on our TSR performance as described above, into a right to receive Common Shares.  Also, only the in-the-money value of exercisable and vested stock options may count toward an executive or trustee’s ownership requirement level.

The share ownership guidelines also apply to any member of our Board of Trustees who is not an employee of the Company or any of its affiliates. The guidelines require that each non-employee member of the Board of Trustees shall, within five years of the later of the guidelines’ adoption date of May 9, 2008 or the date on which such person is elected or appointed to the Board of Trustees, own Common Shares with a market value of no less than four times such person’s then current annual cash retainer for serving as a member of the Board of Trustees, exclusive of chairperson fees, lead independent trustee fees, or meeting fees. With respect to our executive officers, the guidelines provide that the Chief Executive Officer, resident, Chief Operating Officer, any Executive Vice Presidents, and any other executive officers of the Company that are identified by the Compensation Committee as being subject to the guidelines, shall, within five years of the later of the guidelines’ adoption date or the date on which such person is elected or appointed to the applicable office covered by the guidelines, own Common Shares with a market value as follows:

Executive Officer	Market Value of Common Shares Required to Own
Chief Executive Officer	Four times (4X) base salary
President and Chief Operating Officer	Three times (3X) base salary
Other executive officers of the Company subject to the guidelines	Two times (2X) base salary

Under the guidelines, an executive officer’s base salary shall be the actual paid annual salary received by the executive officer from the Company (or any applicable affiliated company or subsidiary) for the Company’s fiscal year in which the market value of the executive officer’s Common Shares are measured for purposes of compliance with the guidelines. Persons holding more than one of the listed offices shall comply with the guidelines by following the ownership requirements of the office with the larger Common Stock ownership obligation. Compliance with the guidelines for both trustees and executive officers shall be determined as of December 31st of the year in which the aforementioned grace period for the respective trustee or executive officer expires and each December 31st thereafter.

In addition to the above-described guidelines, our policies regarding trading in our securities by our senior executives and members of our Board of Trustees prohibit such persons from engaging in short selling or hedging of our securities and trading on any exchange or organized market, put options, call options, and other derivatives of our securities not issued or sponsored by our company.  Although our employees and trustees are permitted to have margin accounts for our securities or to pledge our securities, all senior executives and members of the Board of Trustees must notify our General Counsel prior to creating a margin account for our securities or pledging our securities and shall immediately notify the General Counsel if the broker for such an account sells the Company securities held in the pledged or margin account. Also, all employees and trustees shall notify the General Counsel before establishing a standing or limit order to buy or sell our securities.  If the General Counsel consents to the employee or trustee’s establishment of a standing or limit order then such person shall provide the details of the order to the General Counsel as well as any future changes or modifications to such order. Lastly, the Company has a program in place in which executive officers and trustees may enter into Rule 10b5-1 trading plans with a dedicated external third party broker.  As of the Record Date, no executive officers or trustees of the Company have an active Rule 10b5-1 trading plan in place.

(iv) Retirement & Health Benefits

Our retirement benefits are provided under our Amended and Restated Retirement Savings Plan (the “Savings Plan”).  The Savings Plan is a tax-qualified deferred compensation plan or 401(k) plan.  The Savings Plan currently has a feature that permits the Company to partially match employee contributions to the Savings Plan, including contributions made by our senior executive officers (the “Match Feature”).  Under the Match Feature, the Company matches 100% of the first 3% of salary deferrals that an employee contributed to the Savings Plan and 50% of the next 2% of salary deferrals that an employee contributed to the Savings Plan. The Company’s matching contributions to the Named Executives are reported in column (g) of the Summary Compensation Table. No material changes were made to the Savings Plan during 2012 that materially affected compensation provided under the Savings Plan. During 2012, for Named Executives who were Savings Plan participants, we provided matching contributions under the Savings Plan of up to $10,000 per person. We do not have a traditional pension plan or supplemental executive retirement plan.  The health benefits that we provide senior executive officers are the same benefits generally available to all of our salaried employees, and participation is optional.

(v) Perquisite & Other Compensation

We provide our senior executive officers with a limited number of perquisites that we believe are reasonable, competitive, and consistent with our objective to have an executive compensation program that provides compensation arrangements that are comparable with companies within our Peer Group and that will attract and retain the best leaders for our company.  We believe that the perquisites we provide to our senior executive officers advance the Company’s interests as well as the officer’s personal development and growth.  Examples of perquisites provided in the past to our senior executive officers include membership fees and dues for business travel programs, executive clubs, and participation in non-profit organizations.  For certain Named Executives, the perquisite value is included in column (g) of the Summary Compensation Table and represents the aggregate incremental cost of the item(s) to us.  Also included in the column (g) totals are dividend payments on restricted Common Stock holdings. These amounts, together with any matching contributions made under the Savings Plan, account for approximately 2% to 3% of a Named Executive’s total annual compensation that is reported in the Summary Compensation Table.

(vi)Change in Control Arrangements

(A) Severance Benefits Agreements

All of the Named Executives have change in control arrangements in the form of a Severance Benefits Agreement.  Payments under our severance agreements also include the continuation of certain health insurance benefits as well as the immediate vesting of all unvested and outstanding equity compensation held by the respective Named Executive. As shown in Table A in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control,” the amount of a Named Executive’s potential payment(s) is based upon a formula that includes the person’s annual base salary existing at the time the change in control occurs plus the applicable target bonus opportunity for such person under the bonus plan(s) in which the person participates during the year in which the change in control occurs or such plan(s) in effect during the Company’s most recently completed fiscal year if no bonus plan(s) are in place in the year in which the change in control occurs.  The Severance Benefits Agreements provide for a three-year renewable term.

We believe that providing change in control agreements to our senior executive officers and structuring them in this manner serves one of the chief objectives of our executive compensation program by aligning the motivations and interests of senior management with those of our shareholders when change in control offers or transactions are considered.  Under the Severance Benefits Agreements, the outstanding equity awards held by Named Executives immediately vest prior to a change in control and therefore a Named Executive has an incentive, both as an officer of the Company and as a shareholder, to optimize the investment return for our shareholders in connection with a change in control. Furthermore, we permit payments under the Severance Benefits Agreements to persons with such agreements who are still employed by our company following a change in control.  We believe that if the severance payment and benefits a Named Executive received under a Severance Benefits Agreement following a change in control were materially affected by the person’s employment status with our company following the change in control, then his or her motivations and interests in evaluating a change in control transaction involving our company are less likely to be aligned with those of our shareholders.

The existence and structure of our severance agreements also aids in our recruitment and retention of executive officers.  The tax related payments, health benefits, and severance multiplier are components of the agreements that we believe help us to achieve this objective.  Moreover, we believe that providing change in control benefits and protections to senior executive officers serves our retention and recruitment objective because the arrangements reassure executive officers that they will not lose the benefit of the Company’s future profits if a change in control occurs that they would have otherwise received in the short term had the change in control not occurred.

Table A in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control” illustrates that the amount payable and benefits received under the Severance Benefits Agreements are influenced by other elements of compensation within our executive compensation program.  However, the Compensation Committee’s decisions pertaining to these elements are not affected or influenced by the impact that each element may have on a Named Executive’s severance payment under a Severance Benefits Agreement.  Moreover, all of the Severance Benefits Agreements of the Named Executives are structured identically. Although the potential severance payout differs for each Named Executive, the differences relate mainly to the differences in salary (both actual and base) and target bonus opportunity for each individual. The reasons for these differences in the context of the severance arrangements are the same as those previously stated in this Compensation Discussion and Analysis section for the differences in salary and bonus compensation between the Named Executives.  Potential severance payments and benefits for the Named Executives are discussed in greater detail in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control.”  During fiscal year 2012, no changes were made to the existing severance arrangements for any of the Named Executives nor did any of the Named Executives receive additional severance arrangements or benefits.

(B) Change in Control Provisions for Performance Shares

Under the terms of our allocated performance shares, if a change in control occurs during the performance period for the respective grant, then the effective date of such an event shall be the last day of the performance period for the respective allocation. The determination of the number of Common Shares a performance share recipient receives in exchange for the performance shares allocated to such person is be based solely on the Company’s relative percentile ranking of its TSR over the abbreviated performance periods relative to the Comparison Companies.  A performance share recipient’s payout, including that of each Named Executive, following a change in control is made in the form of Common Shares (or such other consideration equivalent to the Common Shares that effectively results from the change in control).  Similar to the Severance Benefits Agreements, we believe that providing change in control terms for the allocated performance shares that are structured in this manner is consistent with our overall compensation objectives because it serves to motivate the Named Executives to focus their performance on the Company’s long-term goals and to align their interests with those of our shareholders.  Under the change in control terms for the performance shares, as the per share consideration for the Common Shares increases, so does the potential TSR for the Common Shares and potential payout for the performance share recipients, including each Named Executive.  A Named Executive holding allocated performance shares is therefore motivated to consider and negotiate change in control transactions, which are covered by the change in control provisions of the performance shares, which should result in a positive increase in the TSR for our shareholders.

It is possible for a Named Executive to receive a payout relating to the allocation of performance shares as well as under a Severance Benefits Agreement following a change in control as there are no provisions prohibiting this under either arrangement.  If the performance shares allocated to a Named Executive have not been forfeited, a Named Executive may receive a payout provided such person is still an employee of the Company (or any affiliate) at the time of the change in control.  The Compensation Committee has the sole authority to waive the forfeiture provisions applicable to a performance share recipient when such person’s employment with the Company (or any affiliate) terminates.

Similar to payouts under the severance arrangements, change in control payouts related to allocated performance shares are determined using the same formula for all Named Executives, but the potential payout amounts vary among the Named Executives.  The reasons for these differences are both practical and philosophical.  Generally and as described above, the Named Executives receive different performance share allocations based upon the appropriate compensation level for the respective position.  Depending on the TSR of the Common Shares as a result of a change in control, the Named Executive will receive a percentage of his performance share allocation in the form of Common Shares.  Unlike the severance arrangements, the formation and implementation of the performance shares did impact the decisions of the Compensation Committee as to other elements of compensation.  As discussed and explained earlier, after introduction and use of the performance shares in 2011 and 2012, the Compensation Committee did not grant stock options to the Named Executives in either 2011 or 2012.  Potential change in control payouts for the Named Executives for the performance shares are discussed in greater detail in the section of this Proxy Statement entitled “Potential Payments to Named Executives Upon Termination or Change in Control.”

Tax & Accounting Implications on Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRS Code”) imposes a $1,000,000 limit on a publicly traded company’s federal income tax deduction for non-performance based compensation paid during a tax year to persons who are covered by Section 162(m).  It is the responsibility of the Compensation Committee to address the issues raised by Section 162(m) with respect to the compensation paid to the Named Executives.  At this time, it is not anticipated that any such non-deductible compensation will be material in amount.  Moreover, so long as the Company continues to qualify as a REIT under the IRS Code, the payment of any non-deductible compensation should not have a materially adverse impact on the Company.  The Compensation Committee will continue to monitor the tax implications of executive compensation on the Company’s financial statements and will take appropriate action as warranted.

Section 409A of the IRS Code imposes taxes and interest on compensation deferred under nonqualified deferred compensation plans unless the plan and any compensation paid under the plan qualifies for certain exemptions or exceptions from the applicability of Section 409A.  At this time, we believe that the plan-based compensation of the Named Executives, including the potential compensation payable under the Severance Benefits Agreements, 2004 Plan, LTIP, and 2012 Plan is either within an exception or exemption from the applicability of Section 409A and is not intended to be deferred compensation, or the applicable plan complies with Section 409A. The Compensation Committee will continue to monitor the implications of Section 409A on our current executive compensation plans, as well as future arrangements provided by the Company.

Company Consideration of Previous Shareholder Voting Results in Determining Fiscal Year 2012 Executive Compensation

At the Annual Meeting, our shareholders will for a third time cast a non-binding advisory vote on the executive compensation matters discussed in this section and reported in the tables that follow. Over 95% of the Common Shares voted at our 2012 Annual Meeting of Shareholders (the “2012 Meeting”) on the proposal relating to our executive compensation were in favor of the proposal. The percentage of Common Shares voted at the 2012 Meeting in favor of the non-binding advisory vote on our executive compensation was significantly higher than the percentage of Common Shares voted in favor of our executive compensation proposal at the 2011 Annual Meeting of Shareholders.

Based on feedback from various external sources, we believe the improvement in the approval percentage for the shareholder vote on our executive compensation is attributable to certain changes in our compensation practices that we disclosed in the Compensation Discussion and Analysis section of our 2012 Proxy Statement relating to our Severance Benefits Agreements. Under our new policy, all future Severance Benefits Agreements with Company executives are to be structured to require both a change in control and a qualifying termination of the executive’s employment with the Company (or any affiliated entity) following such change in control in order for benefits to be payable under the agreement.  Furthermore, in all future agreements, we will not include tax gross up features to reimburse or fund the tax liability of executives for payments made pursuant to such Severance Benefits Agreements. The base salary adjustments discussed earlier were implemented prior to the 2012 Meeting and were not motivated by the results of the shareholder vote on compensation.  The changes in our equity incentive compensation were for the reasons stated earlier and not related to the results of the shareholder vote on compensation at the 2012 Meeting.  No changes or modifications to our executive compensation program or policies were made during fiscal year 2012 in response to the voting results from the 2012 Meeting for the non-binding shareholder advisory vote on our executive compensation.

Despite the positive response of our shareholders to the non-binding advisory proposal on executive compensation presented at the 2012 Meeting, our Board of Trustees and Compensation Committee will continue to review and examine the results of non-binding advisory shareholder votes on executive compensation that we hold in the future, including the one to be held at the Annual Meeting, in order to discern any meaningful trends and to consider the voting results in light of our existing governance policies and procedures, bylaws, as well as our executive compensation programs, policies, and objectives.

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Summary Compensation Table & Other Supporting Tables

The following tables and accompanying footnotes set forth certain information with respect to the cash and other compensation paid or accrued by the Company for its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers who were serving as executive officers at the end of fiscal years ended December 31, 2012, 2011, and 2010 (collectively, the “Named Executives”). All values stated are rounded to the nearest dollar.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards (1),(2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total (8) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael P. Glimcher Chairman of the Board and Chief Executive Officer	2012 2011 2010	$803,317 $721,923 $561,731	$4,858,251 $1,023,762 $270,600	$0 $0 $40,617	$771,987(4) $637,458 $393,914	$153,410(5) $86,446 $64,297	$6,586,965 $2,469,589 $1,331,159
Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer	2012 2011 2010	$414,615 $373,509 $293,251	$1,793,284 $409,509 $90,200	$0 $0 $13,539	$274,559(4) $226,944 $120,967	$54,867(6), (7) $33,617 $21,317	$2,537,325 $1,043,579 $539,274
Marshall A. Loeb President and Chief Operating Officer	2012 2011 2010	$544,183 $498,462 $415,192	$1,870,908 $468,010 $135,300	$0 $0 $20,309	$351,216(4) $300,771 $171,267	$65,426(6), (7) $47,215 $31,294	$2,831,733 $1,314,458 $773,362
Thomas J. Drought, Jr. Executive Vice President, Director of Leasing	2012 2011 2010	$362,789 $341,213 $316,888	$1,128,371 $282,878 $45,100	$0 $0 $6,770	$207,877(4) $178,318 $104,573	$37,060(6), (7) $24,264 $10,800	$1,736,097 $826,673 $484,131
George A. Schmidt Executive Vice President, General Counsel, and Secretary	2012 2011 2010	$362,789 $346,074 $327,469	$878,374 $282,878 $75,164	$0 $0 $11,281	$199,388(4) $174,007 $134,590	$40,079(6), (7) $31,281 $18,316	$1,480,630 $834,240 $566,820

(1)
With respect to fiscal years 2012 and 2011, the values represented for each Named Executive are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award and performance share allocation received during fiscal years 2012 and 2011, respectively.  The grant date fair values under FASB ASC Topic 718 for the special one-time restricted stock grants awarded to the Named Executives in September 2012 are as follows: (i) Mr. Michael P. Glimcher - $3,500,002, (ii) Mr. Mark E. Yale – $1,249,996, (iii) Mr. Marshall A. Loeb – $1,249,996, (iv) Mr. Thomas J. Drought, Jr. – $750,002, and (v) Mr. George A. Schmidt – $500,005.  The remaining values for fiscal year 2010 are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award received during 2010. The assumptions used in determining the listed valuations for fiscal years 2010-2012 are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2012 in Item 15 entitled “Exhibits and Financial Statement Schedules” in note 15 of the notes to consolidated financial statements.

(2)
With respect to the value reported for performance shares received by each Named Executive during fiscal year 2012, the FASB ASC Topic 718 grant date fair value reported in the table above is based upon the probable outcome of the performance conditions for such awards as of the respective grant date and is consistent with the estimate of the aggregate compensation cost for each respective award to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.  With respect to performance share allocations made in 2012 and 2011, the FASB ASC Topic 718 grant date fair value of each performance share allocation made during the respective year, assuming the highest level performance condition is achieved, is as follows for each Named Executive:  (i) Mr. Michael P. Glimcher – $1,310,827 (2012 allocation) and $661,398 (2011 allocation), (ii) Mr. Mark E. Yale – $524,320 (2012 allocation) and $264,556 (2011 allocation), (iii) Mr. Marshall A. Loeb – $599,233 (2012 allocation) and $302,362 (2011 allocation), (iv) Mr. Thomas J. Drought, Jr. – $365,159 (2012 allocation) and $179,518 (2011 allocation), and (v) Mr. George A. Schmidt – $365,159 (2012 allocation) and $179,518 (2011 allocation).

(3)
None of the Named Executives received stock option awards in 2012 or 2011. The remaining values for fiscal year 2010 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s stock option award received during 2010. The assumptions used in determining the listed valuations are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2012 in Item 15 entitled “Exhibits and Financial Statement Schedules” in note 16 of the notes to consolidated financial statements.

(4)	The amounts represent cash awards received by the respective Named Executive pursuant to the terms of the 2012 Executive Bonus Plan.

(5)
The amount listed includes: (i) $8,058 in matching contributions made by the Company for fiscal year 2012 under the Savings Plan, (ii) aggregate dividends of $123,636 received during fiscal year 2012 for Common Stock received from the Company in connection with restricted Common Stock grants, and (iii) the aggregate incremental cost to the Company of providing reimbursement of dues, fees, and related expenses for membership and participation in a non-profit corporate executive networking organization.

(6)
The listed amount represents the aggregate matching contributions made or credited by the Company for fiscal year 2012 under the Savings Plan to the respective Named Executive and the aggregate dividends received by the respective Named Executive during fiscal year 2012 for Common Stock received from the Company in connection with restricted Common Stock grants. The matching Savings Plan contributions and dividend proceeds for each respective Named Executive are as follows:  (i) Mr. Mark E. Yale – $10,000 in matching contributions and $44,867 in dividends, (ii) Mr. Marshall A. Loeb – $10,000 in matching contributions and $55,426 in dividends, (iii) Mr. Thomas J. Drought, Jr. – $10,000 in matching contributions and $27,060 in dividends, and (iv) Mr. George A. Schmidt – $10,000 in matching contributions and $30,079 in dividends.

(7)
The total value of all perquisites and other personal benefits received by the respective Named Executive during the fiscal year ended December 31, 2012 was less than $10,000 and therefore is not included in this table.

(8)	For each respective Named Executive, the amount listed represents the aggregate total of the amounts listed in columns (c) through (g).

The Summary Compensation Table above reflects for each Named Executive the payments and awards for 2012, 2011, and 2010 of the primary elements of executive compensation that were discussed in the preceding Compensation Discussion and Analysis section.  With respect to the data listed for fiscal year 2012, salary constitutes the largest component of each Named Executive’s total compensation that is paid in cash.  The data listed in column (d) for 2012 represents the aggregate grant date fair value for both restricted Common Shares awarded to the Named Executive and performance share allocations. The significant difference in the values listed for 2012 as compared to those for 2011 and 2010 can be attributed to the increase in the number of restricted Common Shares each Named Executive received during 2012 as compared to the number of shares awarded to each Named Executive in 2010 and 2011, the increase in allocated performance shares in 2012, as well as the increase during fiscal year 2012 in the market price of the Common Shares which is the variable used to calculate the grant date fair value under FASB ASC Topic 718 of our restricted Common Share awards.  The aggregate grant date fair value for stock option awards granted to the respective Named Executive is reported in column (e).  No stock option awards were made to the Named Executives in 2012 or 2011.

We determined the aggregate grant date values for our restricted Common Stock awards by taking the closing market price of the Common Shares on the NYSE on the date of grant and multiplying it by the number of restricted Common Shares received by the respective Named Executive in the listed year.   With respect to the performance shares, we determined the aggregate grant date fair value for those awards by using the Monte Carlo simulation technique which establishes a value by first simulating one or more variables that may affect or influence the value of the performance shares and then determines their average value over the range of resultant outcomes.  The dollar value of dividends paid to the Named Executives for their respective restricted Common Stock holdings are included in column (g). No dividends are paid or accrued with respect to our outstanding stock option awards or with respect to the performance share allocations.

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GRANTS OF PLAN-BASED AWARDS
FOR 2012

The following table and accompanying footnotes set forth certain information concerning grants of cash and non-cash awards made to each of the Named Executives under the Company’s equity and non-equity incentive compensation plans during the fiscal year ended December 31, 2012. All monetary values are rounded to the nearest dollar and all share amounts are rounded to the nearest whole share.  None of the Named Executives has transferred any of the awards that he received during the fiscal year ended December 31, 2012.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards:	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)(3)	Awards(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael P. Glimcher	5/10/2012 9/20/2012	$180,746	$803,317	$1,144,727	35,389	70,779	141,558	70,779 318,182	Rest. Stock: $702,835 Perf. Shares:$655,414 Rest. Stock: $3,500,002
Mark E. Yale	5/10/2012 9/20/2012	$65,302	$290,230	$413,577	14,155	28,311	56,622	28,311 113,636	Rest. Stock: $281,128 Perf. Shares:$262,160 Rest. Stock: $1,249,996
Marshall A. Loeb	5/10/2012 9/20/2012	$85,708	$380,928	$542,822	16,178	32,356	64,712	32,356 113,636	Rest. Stock: $321,295 Perf. Shares:$299,617 Rest. Stock: $1,249,996
Thomas J. Drought, Jr.	5/10/2012 9/20/2012	$48,976	$217,673	$310,183	9,858	19,717	39,434	19,717 68,182	Rest. Stock: $195,790 Perf. Shares:$182,579 Rest. Stock: $750,002
George A. Schmidt	5/10/2012 9/20/2012	$48,976	$217,673	$310,183	9,858	19,717	39,434	19,717 45,455	Rest. Stock: $195,790 Perf. Shares:$182,579 Rest. Stock: $500,005

(1)
Amounts represent possible cash payouts to the respective Named Executive pursuant to the terms of our 2012 Executive Bonus Plan.  The range of payments listed in columns (c) through (e) for each of the Named Executives represents the estimated possible bonus payment amounts under the 2012 Executive Bonus Plan that the respective Named Executive would be eligible for under the following circumstances and assuming no use of discretion by the Compensation Committee in authorizing such payments:

Threshold:
The FFO Component of an individual’s bonus payment is not awarded if the Company’s FFO performance is below the Minimum level under the 2012 Executive Bonus Plan and the individual attains an achievement percentage of 75% for overall performance on his individual objectives and receives 75% of his Individual Objectives Target Amount.

Target:
The FFO Component of an individual’s bonus payment is awarded at 100% of his FFO Target Amount.  The individual attains an achievement percentage of 100% for overall performance on his individual objectives and receives 100% of his Individual Objectives Target Amount.

Maximum:
The FFO Component of an individual’s bonus payment is awarded at 150% of his FFO Target Amount.  The individual attains an achievement percentage of 125% for overall performance on his individual objectives and receives 125% of his Individual Objectives Target Amount.

Actual payouts under the 2012 Executive Bonus Plan are reported in column (f) of the Summary Compensation Table.

(2)
For each Named Executive and as of December 31, 2012, the listed amounts are the Common Shares that the respective Named Executive would qualify to receive based upon the performance shares allocated to such person during fiscal year 2012 and the Company’s achieving a certain TSR. According to the award terms for our performance shares awarded during fiscal year 2012, TSR performance at the Threshold level qualifies a Named Executive to receive an award of Common Shares equal to 50% of the total number of performance shares allocated during the fiscal year, TSR performance at the Target level qualifies a Named Executive to receive an award of Common Shares equal to 100% of the total number of performance shares allocated during the fiscal year, and TSR performance at the Maximum level qualifies a Named Executive to receive an award of Common Shares equal to 200% of the total number of performance shares allocated during the fiscal year.  During fiscal year 2012, Mr. Glimcher received an allocation of 70,779 performance shares, Mr. Yale received an allocation of 28,311 performance shares, Mr. Loeb received an allocation of 32,356 performance shares, and Messrs. Drought and Schmidt received an allocation of 19,717 performance shares apiece.

(3)	Amounts represent restricted Common Stock granted from the 2012 Plan to the listed Named Executive during fiscal year 2012.

(4)	The value represented for the restricted Common Stock awards and performance share allocations for each Named Executive was computed in accordance with FASB ASC Topic 718.

The disclosures contained in the two preceding tables include both cash and equity compensation.  The largest components of each Named Executive’s cash compensation are their annual salary and annual bonus plan payment.  Generally, a Named Executive’s aggregate salary and bonus plan compensation account for approximately 24% to 38% of the individual’s total compensation.  All restricted Common Stock grants and performance share allocations were made from our 2012 Plan.  All of the Named Executives received regular dividends on their restricted Common Stock holdings during 2012 at the same dividend rates applicable to all of the Company’s other common shareholders. No dividends or other earnings are paid on a Named Executive’s performance share allocations.

The restricted Common Stock awards have service-based conditions related to their vesting in that the transfer restrictions on the Common Shares lapse over a predetermined period of time provided the Named Executive remains employed by our company or an affiliate of the Company.  The transfer restrictions on the Common Stock awards received by each of the Named Executives following the May 2012 grants are scheduled to lapse in three annual installments over a period of five years beginning on the third anniversary of the grant date. However, the transfer restrictions on the Common Stock awards received by each of the Named Executives following the September 2012 grants lapse on the fifth anniversary of the date of grant.  With respect to the performance shares, if a Named Executive’s performance share allocations vest at the end of the Performance Period and entitle him to receive Common Shares then, pursuant to the terms of the 2012 Plan and the respective Named Executive’s award agreement for such performance shares, the Common Shares received will be subject to restrictions deemed appropriate by the Compensation Committee or required by applicable law. Additionally, the restricted Common Stock awards and performance share allocations have forfeiture provisions that are triggered if the Named Executive is no longer employed by our company unless the Compensation Committee waives the forfeiture provisions for such securities.

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OUTSTANDING EQUITY AWARDS AT
FISCAL YEAR-END 2012

The following table and accompanying footnotes set forth certain information concerning unexercised options to purchase Common Shares, unvested restricted Common Stock, and unearned performance shares for each Named Executive that are outstanding as of December 31, 2012. None of the Named Executives has transferred any of the awards that are reported in the table below.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Michael P. Glimcher Grant Dates for Option & Perf. Share Awards 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award 05/10/12 Award	75,000 97,985 27,015 75,000 75,000 24,000 16,000 N/A N/A	0 0 0 0 0 0 8,000(8) N/A N/A	$18.93 $26.69 $19.56 $25.67 $25.22 $1.40 $4.51 N/A N/A	03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A N/A	573,907(3)	$6,364,629	N/A N/A N/A N/A N/A N/A N/A 74,946(9) 70,779(10)	N/A N/A N/A N/A N/A N/A N/A $831,151 $784,939
Mark E. Yale Grant Dates for Option & Perf. Share Awards 09/08/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award 05/10/12 Award	20,000 15,000 25,000 8,000 5,333 N/A N/A	0 0 0 0 2,667(8) N/A N/A	$25.61 $25.67 $25.22 $1.40 $4.51 N/A N/A	09/07/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A N/A	208,592(4)	$2,313,285	N/A N/A N/A N/A N/A 29,978(9) 28,311(10)	N/A N/A N/A N/A N/A $332,456 $313,967
Marshall A. Loeb Grant Dates for Option & Perf. Share Awards 05/16/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award 05/10/12 Award	25,000 25,000 12,000 8,000 N/A N/A	0 0 0 4,000(8) N/A N/A	$24.74 $25.22 $1.40 $4.51 N/A N/A	05/15/15 05/04/16 03/11/19 03/04/20 N/A N/A	235,253(5)	$2,608,956	N/A N/A N/A N/A 34,262(9) 32,356(10)	N/A N/A N/A N/A $379,966 $358,828

(1)
For each Named Executive, listed amounts represent the aggregate market value of the unvested restricted Common Shares listed in column (f) as computed by multiplying the Common Shares’ closing market price of $11.09 per share as listed on the NYSE as of December 31, 2012 by the number of unvested restricted Common Shares listed in the adjacent column (amounts are stated to the nearest dollar).

(2)
Listed amounts represent the aggregate market value of the Common Shares held by the respective Named Executive following issuance as described in footnotes 9-10. The listed value was computed by multiplying the Common Shares’ closing market price of $11.09 as listed on the NYSE as of December 31, 2012 by the number of Common Shares listed in the adjacent column for the particular award (amounts are stated to the nearest dollar).

(3)
The vesting dates for Mr. Glimcher’s 573,907 unvested restricted Common Stock awards are as follows: (i) 10,000 shares vest on March 14, 2013, (ii) 40,000 shares vest in equal installments on March 12, 2013 and March 12, 2014, (iii) 60,000 shares vest in equal installments on March 5, 2013, March 5, 2014, and March 5, 2015, (iv) 74,946 shares vest in equal installments on May 4, 2014, May 4, 2015, and May 4, 2016, (v) 70,779 shares vest in equal installments on May 10, 2015, May 10, 2016, and May 10, 2017, and (vi) 318,182 restricted Common Shares vest on September 20, 2017.  Mr. Glimcher held an aggregate total of 398,000 outstanding stock options awards at December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012 (cont’d)
Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Thomas J. Drought, Jr. Grant Dates for Option & Perf. Share Awards 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/05/10 Award 05/04/11 Award 05/10/12 Award	13,333 15,678 4,322 20,000 10,000 2,667 N/A N/A	0 0 0 0 0 1,333(8) N/A N/A	$18.93 $26.69 $19.56 $25.67 $25.22 $4.51 N/A N/A	03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/04/20 N/A N/A	127,111(6)	$1,409,661	N/A N/A N/A N/A N/A N/A 20,342(9) 19,717(10)	N/A N/A N/A N/A N/A N/A $225,593 $218,662
George A. Schmidt Grant Dates for Option & Perf. Share Awards 03/11/03 Award 03/12/04 Award 05/10/04 Award 03/09/05 Award 05/05/06 Award 03/12/09 Award 03/05/10 Award 05/04/11 Award 05/10/12 Award	50,000 39,194 10,806 25,000 25,000 6,666 4,444 N/A N/A	0 0 0 0 0 0 2,222(8) N/A N/A	$18.93 $26.69 $19.56 $25.67 $25.22 $1.40 $4.51 N/A N/A	03/10/13 03/11/14 05/09/14 03/08/15 05/04/16 03/11/19 03/04/20 N/A N/A	116,605(7)	$1,293,149	N/A N/A N/A N/A N/A N/A N/A 20,342(9) 19,717(10)	N/A N/A N/A N/A N/A N/A N/A $225,593 $218,662

(4)
The vesting dates for Mr. Yale’s 208,592 unvested restricted Common Stock awards are as follows: (i) 3,333 shares vest on March 14, 2013, (ii) 13,333 shares vest in installments on March 12, 2013 and March 12, 2014, (iii) 20,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, (iv) 29,979 shares vest in equal installments on May 4, 2014, May 4, 2015, and May 4, 2016, (v) 28,311 shares vest in equal installments on May 10, 2015, May 10, 2016, and May 10, 2017, and (vi) 113,636 shares vest on September 20, 2017.

(5)
The vesting dates for Mr. Loeb’s 235,253 unvested restricted Common Stock awards are as follows: (i) 5,000 shares vest on March 14, 2013, (ii) 20,000 shares vest in equal installments on March 12, 2013 and March 12, 2014, (iii) 30,000 shares vest in equal installments on March 5, 2013, March 5, 2014, and March 5, 2015, (iv) 34,261 shares vest in thirds on May 4, 2014, May 4, 2015, and May 4, 2016,  (v) 32,356 shares vest in thirds on May 10, 2015, May 10, 2016, and May 10, 2017, and (vi) 113,636 restricted Common Shares vest on September 20, 2017.

(6)
The vesting dates for Mr. Drought’s 127,111 unvested restricted Common Stock awards are as follows: (i) 1,667 shares vest on March 14, 2013, (ii) 6,667 shares vest in installments on March 12, 2013 and March 12, 2014, (iii) 10,000 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, (iv) 20,878 shares vest in thirds on May 4, 2014, May 4, 2015, and May 4, 2016, (v) 19,717 shares vest in thirds on May 10, 2015, May 10, 2016, and May 10, 2017, and (vi) 68,182 restricted Common Shares vest on September 20, 2017.

(7)
The vesting dates for Mr. Schmidt’s 116,605 unvested restricted Common Stock awards are as follows: (i) 2,778 shares vest on March 14, 2013, (ii) 11,111 shares vest in installments on March 12, 2013 and March 12, 2014, (iii) 16,666 shares vest in thirds on March 5, 2013, March 5, 2014, and March 5, 2015, (iv) 20,878 shares vest in thirds on May 4, 2014, May 4, 2015, and May 4, 2016, (v) 19,717 shares vest in thirds on May 10, 2015, May 10, 2016, and May 10, 2017, and (vi) 45,455 restricted Common Shares vest on September 20, 2017.

(8)	With respect to the unexercisable stock options awarded on March 5, 2010 and held by each respective Named Executive, the remaining unvested options shall vest on March 5, 2013.

(9)
With respect to the vesting date for the unearned performance shares allocated to each respective Named Executive on May 4, 2011, the vesting date is December 31, 2013.  For each Named Executive, the stated amount is 200% of such person’s performance share allocation for the respective grant and represents the number of Common Shares issued to the respective Named Executive following the achievement by the Company of a TSR for its Common Shares in the 90th percentile or above (Maximum Performance). Pursuant to SEC rules, this disclosure is provided in this manner because the Company's actual TSR performance for fiscal years 2011-2012 exceeded Threshold performance (35th percentile) and therefore the disclosure provided is to be based on the next higher performance level (Target or Maximum) that exceeds the Company’s actual TSR performance for 2011-2012.  As determined pursuant to the performance share award agreements, the Company’s TSR for the period of 2011-2012 was 43.8% and ranked in the 89th percentile among the Peer Companies exceeding the 35th percentile (Threshold Performance) and the 50th percentile (Target Performance).

(10)
With respect to the vesting date for the unearned performance shares allocated to each respective Named Executive on May 10, 2012, the vesting date is December 31, 2014.  For each Named Executive, the stated amount is 100% of such person’s performance share allocation for the respective grant and represents the number of Common Shares issued to the respective Named Executive following the achievement by the Company of a TSR for its Common Shares in the 50th percentile (Target Performance). Pursuant to SEC rules, this disclosure is provided in this manner because the Company's actual TSR performance for fiscal year 2012 exceeded Threshold performance (35th percentile) and therefore the disclosure provided shall be based on the next higher performance level (Target or Maximum) ) that exceeds the Company’s actual TSR performance for 2012. As determined pursuant to the performance share award agreements, the Company’s TSR for fiscal year 2012 was 25.2% and ranked in the 47h percentile among the Peer Companies exceeding the 35th percentile (Threshold Performance), but was less than performance at the 50th percentile (Target Performance).

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) under the LTIP.]
OPTION EXERCISES AND STOCK VESTED
DURING THE YEAR 2012

The following table sets forth certain information concerning each exercise of options to purchase Common Stock and the vesting of restricted Common Stock held by each of the Named Executives during the fiscal year ended December 31, 2012.

Name	Option Awards		Stock Awards
(a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Michael P. Glimcher	N/A	N/A	35,767	$351,815(2)
Mark E. Yale	N/A	N/A	11,835	$116,225(2)
Marshall A. Loeb	N/A	N/A	17,800	$175,386(2)
Thomas J. Drought, Jr.	4,000	$35,160(1)	6,133	$60,213(2)
George A. Schmidt	N/A	N/A	10,166	$99,813(2)

(1)
Represents the aggregate dollar value realized by the respective Named Executive upon exercise of the listed options as determined by taking the difference between the market price of the Common Shares underlying the listed options (computed using the closing market price of the Common Shares as listed on the NYSE on the respective exercise date) and the exercise price of the respective options. The amount stated is rounded to the nearest dollar.

(2)
Represents the aggregate dollar value realized upon the lapse of the transfer restrictions (i.e., vesting) of the respective Common Shares listed as determined by multiplying the number of Common Shares included in the adjacent column for the respective Named Executive by the market value of the Common Shares on the respective vesting dates (computed using the closing market price of the Common Shares as listed on the NYSE as of the respective vesting dates).  The amount stated is rounded to the nearest dollar.

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Potential Payments to Named Executives Upon Termination or Change in Control

Severance Benefits Agreements

The Company and GPLP have entered into Severance Benefits Agreements with each of the Named Executives (the “Severance Agreements”).  For purposes of the discussion in this section only, the Company, GPLP, their affiliates and subsidiaries (including entities in which the Company or GPLP own a majority of any non-voting stock) shall be referred to collectively as the “Corporation.”  Under the Severance Agreements, GPLP is required to make one or more severance payment(s) and the Corporation is to provide certain health benefits in the event of a change in control of the Company, as defined below (a “Change in Control”).  The Severance Agreements do not cover and are not applicable to the following situations that may occur prior to a Change in Control:

●  the termination of the respective Named Executive’s employment (with or without cause);
●  the constructive termination of the respective Named Executive’s employment;
●  the resignation of the respective Named Executive; or
●  a change in the job responsibilities of the respective Named Executive.

All Severance Agreements for each of the Named Executives have a term of three years and automatically renew at the end of the three year term unless otherwise terminated upon the earlier of any of the following occurring: (i) the Company, as approved by the Board of Trustees, issues a written termination notice to the Named Executive within sixty days or less of the end of the applicable term, (ii) the date on which GPLP and the Company have satisfied their obligations under the respective Severance Agreement, or (iii) the date on which the Named Executive is no longer an employee of the Company for any reason whatsoever including, without limitation, termination without cause; provided, however, if the Named Executive is terminated subsequent to a Change in Control, and the Named Executive is an employee of the Company at the moment immediately prior to the Change in Control, then the Named Executive shall be entitled to all of the benefits under the terminated Severance Agreement and the provisions of the agreement shall survive termination.

Definition of a “Change in Control” under the Severance Agreements

Under the Severance Agreements and consistent with the regulations published under Section 409A of the IRS Code, a Change in Control occurs if any of the three circumstances described in (i), (ii), or (iii) listed below occur:

(i)	there is a Change in Control in the Company that must be publicly disclosed by the Company in a proxy statement under the rules of the Exchange Act and the Named Executive is not:

(A)	the other party in the Change in Control transaction; or

(B)	an executive officer, trustee, director, or more than 5% stockholder of a company that is the other party in the Change in Control transaction; or

(C)	an executive officer, trustee, director, or more than 5% stockholder of a company that controls another company that is the other party in the Change in Control transaction; or

(ii)
the Company merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a “Transaction”); provided, however, that a Transaction shall not be deemed to result in a Change in Control if:

(A)	immediately prior to the Transaction, the circumstances described in (i)(A) or (i)(B) above exist; or

(B)
(1) the shareholders of the Company, immediately before such Transaction, own, directly or indirectly, immediately following such Transaction in excess of fifty percent of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the “Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Transaction; and (2) the individuals who were members of the Company’s Board of Trustees immediately prior to the execution of the agreement providing for such Transaction, constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owning a majority of the outstanding voting securities of the Surviving Corporation; or

(iii)	the Company acquires assets of another company or a subsidiary of the Company merges or consolidates with another company (each an “Other Transaction”) and:

(A)
the shareholders of the Company, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction fifty percent or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the “Other Surviving Corporation”) in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Other Transaction; or

(B)
the individuals who were members of the Company’s Board of Trustees immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially, directly or indirectly, owning a majority of the outstanding voting securities of the Other Surviving Corporation; provided, however, that an Other Transaction shall not be deemed to result in a Change in Control of the Company if immediately prior thereto the circumstances in (i)(A) or (i)(B) above exist.

Conditions for Payment and the Receipt of Benefits Under the Severance Agreements

Upon the occurrence of a Change in Control, and if certain conditions are satisfied, the Named Executive is eligible to receive a lump sum severance payment as described below and quantified in Table A and, for a period of eighteen months following a Change in Control, GPLP shall fund the premium equal to that provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, to continue coverage of all medical, dental, and vision group insurance benefits programs or arrangements in which the Named Executive was entitled to participate immediately prior to the date of the Change in Control.  Additionally, the Named Executive would be entitled to receive from GPLP reimbursements for any excise taxes on any payments received under the Severance Agreement, as well as any income taxes due on account of the reimbursement and any legal fees incurred during any dispute over the Severance Agreement in which a judgment was rendered in favor of the Named Executive.  The conditions that determine if a Named Executive is eligible to receive the aforementioned payments and benefits are as follows:

(i)	the Named Executive must be an employee of the Corporation immediately prior to a Change in Control;

(ii)
with respect to the provision of the health benefits described above, the Named Executive must have been a current participant in the plan in question at the time of the Change in Control and the general terms and provisions of the respective insurance benefit plan or program must permit the continued participation of the Named Executive following a Change in Control; and

(iii)
with respect to the provision of the health benefits described above, if the Named Executive becomes employed by any third party during the eighteen month period following the Change in Control, then after the commencement date of such employment, the Named Executive shall no longer be entitled to any medical, dental, or vision insurance benefits provided under the respective Severance Agreement.

Subject to the provisions of (iii) above, in the event that the Named Executive’s participation in any of the aforementioned plans or programs is barred, the Corporation shall arrange to pay the value of the COBRA premium at the pricing existing for the Named Executive at the time the Change in Control occurs. The Severance Agreements do not require the Named Executives to seek employment following a Change in Control in order to mitigate or lessen the amount of any payment that the Corporation must make following a Change in Control.  Conversely, if the Named Executive continues to be employed by the Corporation following a Change in Control and the respective Severance Agreement for the Named Executive is in force, then the Named Executive would be eligible to receive payments or benefits under the respective Severance Agreement. Lastly, the Severance Agreements do not require that payments made or benefits provided to a Named Executive following a Change in Control be reduced by any compensation earned by the respective Named Executive from employment obtained following such Change in Control or by benefits received after the date of termination, except as required by the respective Severance Agreement.

Determining the Amount of Payments and Health Benefits Received Under the Severance Agreements

Upon the occurrence of a Change in Control and if the conditions described above are satisfied, then the Named Executive shall be entitled to the following:

(i)
any repurchase and forfeiture restrictions on all restricted Common Shares held by the Named Executive shall lapse and options to purchase Common Shares granted to the Named Executive shall vest on the day immediately prior to the date of a Change in Control;

(ii)
a lump sum severance payment (to be received no later than the date of a Change in Control or such later date as is reasonably practicable provided that such date will not be after the later of the last day of the year in which the Change in Control occurs or two and one-half months after the date on which the Change and Control occurs) from GPLP in the amount of three times the sum of:  (A) the existing annual base salary for the Named Executive as of the time the Change in Control occurs and (B) the target bonus opportunity applicable to the Named Executive under the bonus plan(s) in which the Named Executive participates in the year in which the Change in Control occurs or such bonus plan(s) in effect during GRT's most recently completed fiscal year if no duly effective and approved bonus plan(s) is (are) in place for the year in which the Change in Control occurs;

(iii)
GPLP shall fund for the Named Executive the aforementioned premium costs for eighteen months following a Change in Control, to continue all, medical, dental, and vision group insurance benefit programs or arrangements in which the Named Executive was participating in and entitled to continue participation in immediately prior to the date of the Change in Control;

(iv)
payment from GPLP equal to all taxes payable by the Named Executive under Section 4999 of the IRS Code for payment(s) received by the Named Executive under the Severance Agreement (or any other plan or arrangement and regardless of whether the Named Executive’s employment is terminated in connection with the Change in Control) that are considered an “excess parachute payment,” as that term is defined by Section 280G(b)(i) of the IRS Code, to be received no later than the date of any Change in Control or such later date as is reasonably practicable provided that such date shall be no later than December 31st of the year after the year in which the Named Executive remits such taxes;

(v)
a payment from GPLP equal to all federal, state, and local income taxes on the payments described above in (iv) that the Named Executive may be responsible for, which shall be paid no later than the date of any Change in Control or such later date as is reasonably practicable; provided that such date shall be no later than December 31st of the year after the year in which the Named Executive remits such taxes; and

(vi)
the payment or reimbursement from GPLP of all legal fees and related expenses paid by the Named Executive as a result of:  (A) the Named Executive seeking to obtain or enforce any right or benefit provided by the respective Severance Agreement or (B) any action taken by the Corporation against the Named Executive in enforcing the rights of the Corporation under the respective Severance Agreement; provided, in each case, that a final judgment has been rendered in favor of the Named Executive and all legal appeals have been exhausted, that such expenses are reimbursed no later than December 31st of the year after the year of final judgment; that such expenses may not affect other expenses eligible for reimbursement; and that such expenses are not subject to liquidation or exchange for another benefit.

Table A below and its accompanying footnotes illustrate for each Named Executive the various amounts used to determine what each person’s estimated severance payment would be as well as the cost to provide continuing coverage of certain health benefits and tax payments that GPLP and the Corporation would provide to each of the Named Executives under the Severance Agreements if a Change in Control occurred on the last business day of fiscal year 2012, December 31, 2012, when the closing market price of the Company’s Common Stock was $11.09 per share. All monetary values are rounded to the nearest dollar. Below in Table B for each of the Named Executives is the aggregate number and value of stock options and restricted Common Stock that would vest under the Severance Agreements if a Change in Control occurred on December 31, 2012.

TABLE A — DETERMINATION OF ESTIMATED SEVERANCE PAYMENTS, TAX PAYMENTS,
& BENEFITS TO THE NAMED EXECUTIVES UNDER THE SEVERANCE AGREEMENTS(1), (2)

Name	Michael P. Glimcher	Mark E. Yale	Marshall A. Loeb	Thomas J. Drought, Jr.	George A. Schmidt
Salary(3)	$813,750	$420,000	$551,250	$367,500	$367,500
Bonus(4)	$803,317	$290,231	$380,928	$217,673	$217,673
Subtotal	$1,617,067	$710,231	$932,178	$585,173	$585,173
Severance Multiplier	3x	3x	3x	3x	3x
Estimated Severance Payment (product of Subtotal multiplied by Severance Multiplier)	$4,851,201	$2,130,693	$2,796,534	$1,755,519	$1,755,519
Estimated Tax Related Payments	$3,972,739	$1,633,365	$1,957,661	$1,197,618	$1,076,963
Estimated Cost to Provide Continuing Health Insurance(5)	$21,839	$21,839	$20,034	$21,839	$34,172
Total Estimated Value of Severance-Related Payments Received & Benefits Provided	$8,845,779	$3,785,897	$4,774,229	$2,974,976	$2,866,654

(1)
The estimated severance payments, tax-related payments, and premium estimates for continuing health insurance coverage are provided under the following assumptions: (i) the Change in Control is uncontested and not the subject of a dispute, (ii) the status of the Named Executive’s employment with the Company prior to or following the Change in Control is not disputed, (iii) there is no dispute as to the operation, applicability, interpretation, or validity of any aspect of the subject Severance Agreements, and (iv) the premium cost estimate is as of December 31, 2012. Variances in these assumptions could cause the amounts listed for one or more of the Named Executives in the “Estimated Severance Payment,” “Estimated Tax Related Payments,” “Estimated Cost to Provide Continuing Health Insurance,” or “Total Estimated Value of Severance-Related Payments Received & Benefits Provided” rows to change.

(2)	The total value of all perquisites and other personal benefits received by the respective Named Executive as part of the payments under the respective Severance Agreement is less than $10,000.

(3)	Represents the existing annual base salary for the respective Named Executive as of the end of fiscal year 2012.

(4)	Represents the respective Named Executive’s Target Bonus Payment Amount under the 2012 Executive Bonus Plan.

(5)
Represents estimated premium costs and administrative fees incurred by GPLP to continue coverage for eighteen months following a Change in Control of all medical, dental, and vision group insurance benefit programs or arrangements in which each Named Executive was entitled to participate immediately prior to the date of the Change in Control.

TABLE B —AMOUNT & VALUE OF VESTING STOCK OPTIONS & RESTRICTED COMMON
STOCK FOR THE NAMED EXECUTIVES UNDER THE SEVERANCE AGREEMENTS

Name	Amount of Stock Options Vesting Upon a Change in Control(1)	Value Realized on the Vesting of Unvested In-the- Money Options Upon a Change in Control (2)	Amount of Restricted Common Stock Vesting Upon a Change in Control(3)	Value Realized on Vesting of Restricted Common Stock(4)
Michael P. Glimcher	8,000	$88,112	573,907	$6,364,629
Mark E. Yale	2,667	$17,549	208,592	$2,313,285
Marshall A. Loeb	4,000	$26,320	235,253	$2,608,956
Thomas J. Drought, Jr.	2,667	$17,549	127,111	$1,409,661
George A. Schmidt	2,222	$14,621	116,605	$1,293,149

(1)	Amount of stock options listed is the total number of unvested stock options that the listed Named Executive held as of December 31, 2012.

(2)
Stock options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the stock option.  The values listed represent the difference between the fair market value of the Common Shares underlying unvested stock options that vest under the Severance Agreements following a Change in Control (computed using the closing market price of $11.09 per share for the Common Shares as listed on the NYSE as of December 31, 2012) and the exercise price of such stock options (the exercise price of the outstanding unvested stock options for each of the listed Named Executives at December 31, 2012 is reported in this Proxy Statement in column (d) of the table entitled “Outstanding Equity Awards at Fiscal Year-End 2012”).  The values listed are stated to the nearest dollar. The values do not reflect the values of stock options as determined under the regulations of IRS Code Section 280G.

(3)	Amount of restricted Common Stock listed is the total number of shares of unvested restricted Common Shares that the listed Named Executive held as of December 31, 2012.

(4)
The values listed were determined by multiplying the number of shares listed in the adjacent column for the respective Named Executive by the fair market value of the Common Shares (computed using the closing market price of $11.09 per share for the Common Shares as listed on the NYSE as of December 31, 2012).  The values listed are stated to the nearest dollar.

Payouts From Performance Share Allocations Following a Change in Control

As we discussed in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s senior executives, including all of the Named Executives, received performance share allocations that qualify the recipient to receive Common Shares if we achieve certain results in our TSR for our Common Shares during the respective performance period relating to the respective allocation.  Under the performance share award agreements, if a Change in Control occurs during the respective performance period for the allocated performance shares then the performance period shall conclude on the effective date of the Change in Control for all purposes under the award agreement, and the determination of the number of Common Shares that a performance share recipient, including each Named Executive, is eligible to receive shall be made in accordance with the provisions of the award agreement. At December 31, 2012, each Named Executive had two sets of performance share allocations. One set allocated during 2011 has a performance period of January 1, 2011 to December 31, 2013 and the other set awarded in 2012 has a performance period of January 1, 2012 to December 31, 2014. Under the award agreements and the 2012 Plan, the term “Change in Control” has the same meaning that such term has under the Severance Agreements.  Solely for purposes of this disclosure, the assumed effective date of the Change in Control shall be December 31, 2012 and the per share consideration on which the TSR of the Common Shares is determined shall be $11.09  per share, which was the closing market price of the Common Shares on the NYSE as of December 31, 2012.

For purposes of this section, the performance period for performance shares allocated in fiscal year 2011 shall be January 1, 2011 to December 31, 2012 (the “2011 Award Performance Period”) and the performance period of performance shares allocated in 2012 shall be January 1, 2012 to December 31, 2012 (the “2012 Award Performance Period”).  The TSR of the Common Shares shall be calculated as the percentage equal to the price appreciation of one Common Share during aforementioned performance periods plus dividends paid (on a cumulative reinvested basis) compared with the TSR of each of the Comparison Companies for the respective periods using the same formula and then given a percentile rank.  Based upon this comparison, the TSR for the Common Shares during the 2011 Award Performance Period was 43.8% which results in our Common Share TSR falling in the 89th percentile of the Comparison Companies. Therefore, for purposes of converting performance shares to Common Shares following a Change in Control, the Named Executives would receive payouts for performance shares allocated during fiscal year 2011 as follows:

Name	Allocated Performance Shares	Common Shares Received Following a Change in Control(1)
Michael P. Glimcher	37,473	74,009
Mark E. Yale	14,989	29,603
Marshall A. Loeb	17,131	33,834
Thomas J. Drought, Jr.	10,171	20,088
George A. Schmidt	10,171	20,088
1Stated amount represents 197.5% of the respective Named Executive’s performance share holdings listed above. Under the award agreements, performance share recipients receive a number of Common Shares equal to 197.5% of such person’s allocated performance shares if the Company achieves a TSR in the 89th percentile.  Listed amounts are rounded to the nearest whole Common Share.

The TSR for the Common Shares during the 2012 Award Performance Period was 25.2% which results in our Common Share TSR falling in the 47th percentile of the Comparison Companies. Therefore, for purposes of converting performance shares to Common Shares following a Change in Control, the Named Executives would receive payouts for performance shares allocated during fiscal year 2012 as follows:

Name	Allocated Performance Shares	Common Shares Received Following a Change in Control(1)
Michael P. Glimcher	70,779	63,701
Mark E. Yale	28,311	25,480
Marshall A. Loeb	32,356	29,120
Thomas J. Drought, Jr.	19,717	17,745
George A. Schmidt	19,717	17,745
1Stated amount represents 90% of the respective Named Executive’s performance share holdings listed above. Under the award agreements, performance share recipients receive a number of Common Shares equal to 90% of such person’s allocated performance shares if the Company achieves a TSR in the 47th percentile. Listed amounts are rounded to the nearest whole Common Share.

Benefits and Payouts to the Named Executives Upon Death or Disability

The Severance Agreements do not provide for any payout upon the death or disability of any Named Executive.  Under the award agreements for our 2004 Plan and the terms of the 1997 Plan, the vesting of unvested stock options held by the Named Executive shall not be accelerated at the time of the Named Executive’s death or disability, but to the extent that an option is vested on the date of the Named Executive’s death or disability the Named Executive, his estate, guardian, or legal representative, as applicable, shall have one year to exercise the option (so long as such term does not extend the stock option’s original term).  With respect to unvested restricted Common Shares, such shares shall be forfeited upon the termination of the Named Executive’s employment, even if by death or disability; provided, that the Compensation Committee is empowered to waive the forfeiture provisions with respect to unvested restricted Common Stock.

Under each award agreement for performance shares, in the event that a recipient of performance shares, including any Named Executive, ceases employment with the Company (or any affiliate or subsidiary) during the respective performance period because of death or disability, the number of performance shares shall be reduced by the percentage of the respective performance period the participant was not in active service with the Company or any affiliate or subsidiary. Any transfer of Common Shares in exchange for allocated performance shares shall occur in a lump sum in 2014 for performance shares allocated in 2011 and 2015 for performance shares allocated in 2012.  The term “disability” is defined in the performance share award agreement to mean the inability of a performance share recipient to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than twelve months, the permanence and degree of which shall be supported by medical evidence satisfactory to the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with the Company’s management and, based on that review and discussion, the Executive Compensation Committee recommended to the Board of Trustees that the aforementioned Compensation Discussion and Analysis section be included in this Proxy Statement.

The Executive Compensation Committee has furnished the foregoing report.

March 13, 2013	David M. Aronowitz	Howard Gross	William S. Williams
	Richard F. Celeste	Niles C. Overly

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COMPENSATION OF OUR TRUSTEES & DISCLOSURE OF
RELATED PARTY TRANSACTIONS

Trustee Compensation

The following table and accompanying footnotes set forth certain information with respect to the cash and other compensation paid or accrued by the Company for services rendered by the persons serving on the Board of Trustees during the fiscal year ended December 31, 2012.  All values stated are rounded to the nearest dollar.

TRUSTEE COMPENSATION TABLE FOR
THE YEAR 2012

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(1), (2) ($) (c)	Option Awards(3), (4) ($) (d)	All Other Compensation(5), (6) ($) (e)	Total(7) ($) (f)
David M. Aronowitz	$70,000	$50,206	$0	$5,146	$125,352
Richard F. Celeste	$60,000	$50,206	$0	$5,146	$115,352
Wayne S. Doran	$84,000	$50,206	$0	$5,146	$139,352
Howard Gross	$76,000	$50,206	$0	$5,146	$131,352
Herbert Glimcher	$54,000	$50,206	$0	$5,146	$109,352
Timothy J. O’Brien	$62,000	$50,206	$0	$5,146	$117,352
Niles C. Overly	$81,000	$50,206	$0	$5,146	$136,352
Alan R. Weiler	$54,000	$50,206	$0	$5,146	$109,352
William S. Williams	$80,000	$50,206	$0	$5,146	$135,352

(1)
The value represented for each named trustee is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for such person’s restricted Common Stock award during fiscal year 2012. The aggregate grant date fair value under FASB ASC Topic 718 for the stock awards and allocations received by Mr. Michael P. Glimcher, a Class II Trustee, during fiscal year 2012 is reported in this Proxy Statement in the Summary Compensation Table.  The assumptions used in determining the listed valuations are provided in Part IV of the Company’s Form 10-K for the fiscal year ended December 31, 2012 in Item 15 entitled “Exhibits and Financial Statement Schedules” in note 15 of the notes to consolidated financial statements.

(2)
As of the end of fiscal year 2012, each of the respective trustees listed above had 14,125 restricted Common Shares outstanding.  The aggregate outstanding restricted Common Stock awards held by Mr. Michael P. Glimcher, a Class II Trustee, at the end of fiscal year 2012 are reported in this Proxy Statement in the table entitled “Outstanding Equity Awards at Fiscal Year-End 2012.”

(3)	The Company did not award any stock options to any of the listed trustees during fiscal year 2012.

(4)
The following are the aggregate number of outstanding stock option awards for the respective trustees listed above as of the end of fiscal year 2012:  (i) Mr. David M. Aronowitz held 3,400 outstanding stock option awards, (ii) Messrs. Richard F. Celeste, Herbert Glimcher, and Timothy J. O’Brien each held 2,400 outstanding stock option awards apiece, (iii) Mr. Wayne S. Doran held 16,200 outstanding stock option awards, (iv) Messrs. Howard Gross and Niles C. Overly held 11,400 outstanding stock option awards apiece, (v) William S. Williams held 9,400 outstanding stock option awards, and (vi) Mr. Alan R. Weiler held 12,400 outstanding stock option awards. The aggregate outstanding stock option awards held by Mr. Michael P. Glimcher, a Class II Trustee, at the end of fiscal year 2012 is reported in this Proxy Statement in the footnotes to the table entitled “Outstanding Equity Awards at Fiscal Year-End 2012.”

(5)
Amount stated represents aggregate dividends received by the respective named trustee during fiscal year 2012 for Common Stock received by the respective named trustee from the Company in connection with restricted Common Stock grants.  Trustees received regular dividends on their restricted Common Stock holdings during 2012 at the same dividend rates applicable to all of the Company’s other common shareholders.

(6)
The total value of all perquisites and other personal benefits received by the respective named trustee during the fiscal year ended December 31, 2012 was less than $10,000, and therefore is not included in this table.

(7)	For each respective named trustee, the amount listed represents the aggregate total of the amounts listed in columns (b) through (e).

During fiscal year 2012, each non-employee trustee serving on the Board of Trustees received an annual stipend of $50,000 plus a $1,000 fee for attending meetings of committees to which they are a member except for the Executive Committee for which no fees are paid to committee members for attending meetings.  Additionally, the trustee serving as the Chairman of the Audit Committee of the Board of Trustees received an additional annual fee of $15,000, the trustee serving as the lead independent trustee of the Board of Trustees received an additional annual fee of $20,000, and each trustee serving as the Chairman of the Compensation Committee, Planning Committee, and the Nominating and Corporate Governance Committee of the Board of Trustees received an additional annual fee of $10,000, respectively.  Any trustee serving as the Chairman of more than one committee received an additional annual fee only for his chairmanship of one such committee.  The trustee serving as the Chairman of the Executive Committee of the Board of Trustees received no additional annual fees for serving in such capacity.  Additionally, no fees are paid to members of the Board of Trustees for attending regular or special meetings of the Board of Trustees. However, the Company reimburses trustees for travel expenses incurred in connection with attending activities or functions approved or sponsored by the Board of Trustees, including, but not limited to meetings of the Board of Trustees.

Each trustee who is not an executive officer of the Company is eligible to receive grants of restricted Common Stock, stock options, share appreciation rights, restricted share units, performance awards, annual incentive awards, cash-based awards, and other share-based awards under the 2012 Plan.  In years prior to fiscal year 2012, employee trustees and non-employee trustees have received stock option awards; however for the last few years, including 2012, Board members received restricted Common Shares as equity compensation and no stock option awards. Restricted Common Shares awarded to non-employee trustees have transfer restrictions that lapse in three annual installments over a period of three years beginning on the first anniversary of the grant date.  The transfer restrictions are designed to lapse over a similar time period as the terms for members of the Board of Trustees elected in the year of grant. Each non-employee trustee received a grant of 5,056 restricted Common Shares in fiscal year 2012.  Similar to the methodology used to formulate the grant sizes for trustee equity grants in fiscal year 2011, the target value for 2012 equity awards to non-employee trustees was set at slightly above the median value for equity compensation of board members within the Peer Companies based upon data from the compensation study conducted by Meridian in 2011. The fiscal year 2012 stock grants to Board of Trustees members were made simultaneously with equity awards to our senior executive officers including each Named Executive.

In previous years, restricted stock awards for non-employee trustees had a vesting period of five years, but in 2011 the vesting timeline was shortened to three years to mirror the terms of our trustees and to permit the Company to expense the awards over a shorter time period. As with stock awards in previous years, the restricted Common Stock awarded to non-employee trustees during fiscal year 2012 have forfeiture provisions that are triggered if the non-employee trustee is removed from the Board of Trustees for cause, unless the Compensation Committee waives such forfeiture provisions.

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Certain Relationships and Related Party Transactions

i.	Huntington Insurance, Inc. (successor-in-interest of Archer-Meek-Weiler)

The Company has engaged Huntington Insurance, Inc. (f/k/a Sky Insurance) as its agent for the purpose of obtaining property, liability, directors and officers, and employee practices liability insurance coverage. Sky Insurance, Inc., a subsidiary of Huntington Bancshares Corporation and known now as Huntington Insurance, Inc., acquired Archer-Meek-Weiler, our previous insurance agent, in October 2007. Mr. Alan R. Weiler, a Class II Trustee, currently serves as Senior Vice President of Huntington Insurance, Inc. In connection with serving as an insurance agent for the Company and securing the above-described insurance coverage, Huntington Insurance, Inc. received commissions and fees of $330,000 for the fiscal year ended December 31, 2012.  The rates for the commissions and fees are customary for the aforementioned insurance coverage.

ii.	Leasing Transactions

Until September 30, 2012, Herbert Glimcher, the Company’s Chairman Emeritus and a Class III Trustee, held a membership interest in a limited liability company that executed a commercial lease for a location in one of the Company’s regional mall properties. Mr. Glimcher divested his interest on September 30, 2012. For the fiscal year ended December 31, 2012, the Company billed $109,000 in aggregate rents or other lease charges for this lease. Throughout fiscal year 2012, the aforementioned lease had a ten year initial term with annual base rents of approximately $78,000 per year. The base rent, percentage rent, and other lease related charges for such location were determined in a negotiated transaction between the parties involved.

Mayer Glimcher, a brother of Herbert Glimcher, owns a company that currently leases four store locations in the Company’s properties.  For the fiscal year ended December 31, 2012, the Company received $315,000 in aggregate rents for these leases. The rents for each location were determined in negotiated transactions between the parties involved.

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INFORMATION ABOUT SECURITY OWNERSHIP AND OUR EQUITY COMPENSATION PLANS

The tables and accompanying footnotes set forth below under the heading “Security Ownership of Certain Beneficial Owners and Management” provide the beneficial ownership information for each trustee, trustee nominee, the Named Executives, and all trustees and executive officers as a group of the Company’s Common Shares and other equity securities as well as all other persons or entities known by the Company to be beneficial owners of more than five percent of the Company’s outstanding Common Shares and such other classes of equity securities of the Company as of the Record Date, except as otherwise noted.  The table under the heading “Equity Compensation Plan Information” discloses information about Common Shares issued or available to be issued pursuant to our equity compensation plans as of December 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK OWNERSHIP
Name of Beneficial Owner (1)	Amount Beneficially Owned (2), (3)	Percent Of Class
Herbert Glimcher	2,057,164(6)	1.42%(4)
Michael P. Glimcher	1,352,597(7)	(5)
Marshall A. Loeb	357,319(8)	(5)
George A. Schmidt	333,436(9)	(5)
Mark E. Yale	320,159(10)	(5)
Thomas J. Drought, Jr.	197,021(11)	(5)
Alan R. Weiler	133,466 (12)	(5)
Niles C. Overly	132,309(13)	(5)
David M. Aronowitz	43,309(14)	(5)
Wayne S. Doran	32,309(15)	(5)
Richard F. Celeste	30,409(16)	(5)
William S. Williams	30,309 (17)	(5)
Howard Gross	29,309(18)	(5)
Timothy J. O’Brien	20,309(19)	(5)
All trustees and executive officers as a group (17 persons)	5,208,975	3.56%(4)

COMMON STOCK OWNERSHIP (cont’d)
Name of Beneficial Owner(1)	Amount Beneficially Owned(2)	Percent Of Class

FMR LLC	20,861,605(20)	14.58%(4)

Cohen & Steers, Inc.	20,060,572(21)	13.92%(4)

The Vanguard Group, Inc.	17,229,161(22)	11.96%(4)

Deutsche Bank AG	15,143,338(23)	10.51%(4)

Vanguard Specialized Funds – Vanguard REIT Index Fund	9,276,991(24)	6.44%(4)

BlackRock, Inc.	9,225,800(25)	6.40%(4)

Wellington Management Company, LLP	8,123,340(26)	5.64%(4)

AllianceBernstein LP	5,971,449(27)	4.14%(4)

8.125% SERIES G PREFERRED STOCK OWNERSHIP
Name of Beneficial Owner(1)	Amount Beneficially Owned(2)	Percent Of Class

Alan R. Weiler	27,950(28)	(5)

William S. Williams	3,105	(5)

7.5% SERIES H PREFERRED STOCK OWNERSHIP
Name of Beneficial Owner(1)	Amount Beneficially Owned(2)	Percent Of Class
Alan R. Weiler _____________________________	4,000(28)	(5)

(1)	Unless otherwise indicated in the footnotes below, the address for each beneficial owner listed is 180 East Broad Street, Columbus, Ohio 43215.

(2)
Unless otherwise indicated, the listed beneficial owner has sole voting and investment power with respect to the Common Shares, 8.125% Series G Cumulative Redeemable Preferred Shares of Beneficial Interest (“Series G Preferred Stock”) and 7.5% Series H Cumulative Redeemable Preferred Shares of Beneficial Interest (“Series H Preferred Stock”), as applicable.

(3)
Certain trustees and executive officers of the Company own limited partnership operating units in GPLP (“OP Units”), which OP Units may (at the holder's election) be redeemed at any time for, at the sole option of GPLP, cash (at a price equal to the fair market value of an equal number of Common Shares), Common Shares on a one-for-one basis, or any combination of cash and Common Shares  (issued at fair market value on a one-for-one basis).

(4)
For the person, entity, or group listed, the Percent of Class was computed based on 144,070,454 Common Shares outstanding as of the Record Date and, in each person's case, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by such persons, or in the case of all trustees and executive officers as a group, the number of Common Shares issuable upon the exercise of options and the redemption of OP Units held by all such members of such group.  Common Shares issuable upon exercise of stock options are included only to the extent the related stock options are exercisable within sixty (60) days following the Record Date.

(5)
As applicable, the percentage ownership of the listed person does not exceed one percent (1%) of the Company’s outstanding Common Shares as of the Record Date, one percent (1%) of the Company’s outstanding Series G Preferred Stock as of the Record Date, or one percent (1%) of the Company’s outstanding Series H Preferred Stock as of the Record Date.

(6)
Includes 70,329 Common Shares and 958,230 OP Units directly held by Mr. Herbert Glimcher. Also includes, 120,404 OP Units and 753,845 Common Shares held directly by Mr. Glimcher's spouse. Also includes, 53,533 Common Shares owned by Mr. Glimcher and his spouse as tenants-in-common and 100,823 Common Shares owned directly by a corporation in which Mr. Glimcher is chairman as well as the sole shareholder. Of Mr. Glimcher’s 70,329  direct Common Share holdings, 11,625 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Glimcher’s direct or indirect holdings are pledged as collateral or security.

(7)
Includes 769,225 Common Shares held directly by Mr. Michael P. Glimcher and 500 Common Shares held directly by Mr. Glimcher’s spouse. Also includes 259,872 OP Units held directly by Mr. Glimcher as well as 323,000 fully vested stock options. Of Mr. Glimcher’s 769,225 Common Shares, 523,907 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Glimcher’s holdings are pledged as collateral or security.

(8)
Includes 283,319 Common Shares held directly by Mr. Loeb and 74,000 fully vested stock options.  Of Mr. Loeb’s 283,319 Common Shares holdings, 210,253 Common Shares have transfer restrictions that lapse at various dates in the future. None of Mr. Loeb’s holdings are pledged as collateral or security.

(9)
Includes 220,104 Common Shares held directly by Mr. Schmidt and 113,332 fully vested stock options.  Of Mr. Schmidt’s 220,104 Common Shares holdings, 102,716 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Schmidt’s holdings are pledged as collateral or security.

(10)
Includes 244,159 Common Shares held directly by Mr. Yale and 76,000 fully vested stock options. Of Mr. Yale’s 244,159 Common Shares holdings, 191,926 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Yale’s holdings are pledged as collateral or security.

(11)
Includes 143,021 Common Shares held directly by Mr. Drought and 54,000 fully vested stock options. Of Mr. Drought’s 143,021 Common Shares holdings, 118,777 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Drought’s holdings are pledged as collateral or security.

(12)
Includes 19,909 Common Shares held directly by Mr. Weiler of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future.  Also includes 5,000 Common Shares held by a limited partnership in which Mr. Weiler and his spouse are the general partners.  Mr. Weiler also holds 12,400 fully vested stock options. Also, includes 18,000 unrestricted Common Shares held in a trust in which Mr. Weiler is the sole trustee and initial beneficiary as well as 78,157 OP Units held through a limited partnership in which Mr. Weiler and his spouse are the general partners.  None of Mr. Weiler’s direct or indirect holdings (including Common Shares, OP Units, stock options, and preferred shares) are pledged as collateral or security.

(13)
Includes 120,909 Common Shares held directly by Mr. Overly of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future.  Also includes 11,400 fully vested stock options. None of Mr. Overly’s holdings are pledged as collateral or security.

(14)
Includes 39,909 Common Shares held directly by Mr. Aronowitz as well as 3,400 fully vested stock options. Of Mr. Aronowitz’s 39,909 Common Shares holdings, 11,625 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Aronowitz’s holdings are pledged as collateral or security.

(15)
Includes 19,109 Common Shares held directly by Mr. Doran of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 13,200 fully vested stock options.  None of Mr. Doran’s holdings are pledged as collateral or security.

(16)
Includes 27,909 Common Shares held directly by Mr. Celeste and 100 Common Shares held directly by Mr. Celeste’s spouse.  Also includes 2,400 fully vested stock options. Of Mr. Celeste’s 27,909 Common Shares direct holdings, 11,625 Common Shares have transfer restrictions that lapse at various dates in the future.  None of Mr. Celeste’s holdings are pledged as collateral or security.

(17)
Includes 20,909 Common Shares held directly by Mr. Williams of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future and 9,400 fully vested stock options. None of Mr. Williams’ holdings are pledged as collateral or security.

(18)
Includes 17,909 Common Shares held directly by Mr. Gross of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 11,400 fully vested stock options.  None of Mr. Gross’ holdings are pledged as collateral or security.

(19)
Includes 17,909 Common Shares held directly by Mr. O’Brien of which 11,625 Common Shares have transfer restrictions that lapse at various dates in the future. Also includes 2,400 fully vested stock options.  None of Mr. O’Brien’s holdings are pledged as collateral or security.

(20)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 14, 2013 in which FMR LLC reported that it has sole voting power over 1,217,136 of the Common Shares reported in the table above and sole dispositive power over all of the 20,861,605 Common Shares reported in the table above. Fidelity Management & Research Company (“FMRC”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 13,255,273 of the Common Shares reported in the table above as a result of acting as investment advisory to various investment funds (the “Funds”).  Edward C. Johnson 3d and FMR LLC, through its control of FMRC and the Funds, each has sole power to dispose of the 13,255,273 Common Shares owned by the Funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the Common Shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees.  Pyramis Global Advisors, LLC (“PGALLC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 5,343 of the Common Shares reported in the table above as a result of its serving as investment manager for the institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over the 5,343 Common Shares and sole power to vote or to direct the voting of the 5,343 Common Shares owned by the institutional accounts managed by PGALLC.  Pyramis Global Advisors Trust Company (“PGATC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,210,406 of the Common Shares reported in the table above as a result of its serving as investment manager for the institutional accounts owning such shares.  Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over the 1,210,406 shares and sole power to vote or to direct the voting of the 1,210,406 Common Shares owned by the institutional accounts managed by PGATC. The address of FMR LLC reported in the Schedule 13G/A is 82 Devonshire Street, Boston, MA 02109.

(21)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on March 8, 2013 by Cohen & Steers, Inc. (“Cohen”), Cohen & Steers Capital Management, Inc. (“C&S”), and Cohen & Steers Europe S.A. (“C&S Europe”). According to the Schedule 13G/A, Cohen owns all interests in C&S. Also, C&S and Cohen, together, own all interests in C&S Europe. Together Cohen, C&S, and C&S Europe, beneficially own all of the 20,060,572 Common Shares reported in the table above.  Of this amount, Cohen and C&S each reported sole voting power with respect to the 17,291,712 of the Common Shares reported in the table above and Cohen reported sole dispositive power with respect to all of the 20,060,572 of the Common Shares reported in the table above. C&S reported sole dispositive power with respect to 19,891,753 of the Common Shares reported in the table aboveand C&S Europe reported sole dispositive power for 168,819 of the Common Shares reported above. The address for Cohen and C&S reported in the Schedule 13G/A is 280 Park Avenue, 10th Floor, New York, NY  10017 and the address for C&S Europe reported in the Schedule 13G/A is Chaussee de la Hulpe 116, 1170 Brussels, Belgium.

(22)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 12, 2013 in which The Vanguard Group, Inc. (“Vanguard”) reported that it had sole dispositive power of 16,883,651 of the Common Shares reported in the table above, shared dispositive power of 345,510 of the Common Shares reported in the table above, sole voting power over 406,120 of the Common Shares reported in the table above, and shared voting power over 109,610 of the Common Shares reported in the table above. The address of Vanguard reported in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.

(23)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 15, 2013 by Deutsche Bank AG, Deutsche Investment Management Americas (“DIMA”), Oppenheim Asset Management Services S.à. r.l (“OAMS”) and RREEF America L.L.C. (“RREEF”).  The Private Clients and Asset Management business group of Deutsche Bank AG and its subsidiaries (including DIMA, OAMS and RREEF) and affiliates beneficially own all of the 15,143,338 Common Shares reported in the table above.  Of this amount, Deutsche Bank AG has sole voting power over 8,664,819 Common Shares and sole dispositive power over 15,143,338 Common Shares, DIMA has sole voting power and sole dispositive power over 1,378,456 Common Shares, RREEF has sole voting power over 7,258,053 Common Shares and sole dispositive power over 13,736,572 Common Shares, and OAMS has sole voting and sole dispositive power over 28,310 Common Shares. The address of Deutsche Bank AG reported in the Schedule 13G/A is Taunusanlage 12, 603258 Frankfurt am Main, Federal Republic of Germany.

(24)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 14, 2013 in which Vanguard Specialized Funds – Vanguard REIT Index Fund (“Vanguard REIT”) reported that it has sole power to vote or direct the voting power over all of the 9,276,991 Common Shares reported in the table above. The address of Vanguard REIT reported in the Schedule 13G/A is 100 Vanguard Blvd., Malvern, PA 19355.

(25)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 6, 2013 in which  BlackRock, Inc. reported that it owned beneficially, held sole power to dispose of, and held sole power to vote all of the 9,225,800 Common Shares reported in the table above.  The address of BlackRock, Inc. reported in the Schedule 13G/A is 40 East 52nd Street, New York, NY 10022.

(26)
Based solely upon information contained in a Schedule 13G filed with the SEC on February 14, 2013 in which Wellington Management Company, LLP reported that it has sole voting power over 7,534,470 of the Common Shares reported in the table above and sole dispositive power over all of the 8,123,340 Common Shares reported in the table above. The address of Wellington Management Company, LLP reported in the Schedule 13G is 280 Congress Street, Boston, MA 02210.

(27)
Based solely upon information contained in a Schedule 13G/A filed with the SEC on February 13, 2013 in which AllianceBernstein LP reported that it has sole voting power over 5,157,745 of the Common Shares reported in the table above and sole dispositive power over all of the 5,971,449 Common Shares reported in the table above. The address of AllianceBernstein LP reported in the Schedule 13G/A is 1345 Avenue of the Americas, New York, NY 10105.

(28)	Shares are held by a limited partnership of which Mr. Weiler and his spouse are the general partners.

Information regarding the Company’s equity compensation plans in effect as of December 31, 2012 is as follows:

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	1,845,892	$16.23	3,120,647

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

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AUDIT COMMITTEE STATEMENTS

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements with both management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as amended and modified.  Additionally, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting and Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the independent registered accounting firm its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees, and the Board of Trustees has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

February 13, 2013	David M. Aronowitz	William S. Williams
	Timothy J. O’Brien	Niles C. Overly

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS – FEES FOR AUDIT & NON-AUDIT SERVICES

The Audit Committee has appointed BDO as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2013.  A proposal to ratify this appointment is being presented to the holders of the Common Shares at the Annual Meeting and is described in the section of this Proxy Statement entitled “Proposals for Shareholder Consideration at the Annual Meeting.” One or more representatives of BDO is expected to be present at the Annual Meeting and available to respond to appropriate questions and, although BDO has indicated that no statement is expected to be made, an opportunity for a statement will be provided if the BDO representative(s) desire to do so.  For the years ended December 31, 2012 and 2011, the aggregate fees billed to the Company by BDO for professional services were $917,250 and $897,350, respectively.

AUDIT FEES.  BDO’s aggregate fees billed for professional services rendered for the fiscal years ended December 31, 2012 and December 31, 2011 were $764,250 and $744,350, respectively.

AUDIT-RELATED FEES.  BDO billed aggregate fees for audit-related services for the fiscal years ended December 31, 2012 and 2011 of $153,000 and $153,000, respectively.  These fees relate to stand-alone audits of the Company’s subsidiaries as required by the respective mortgage loan agreements encumbering the property owned by the respective subsidiary. The fees relating to attest services are not required by statute or regulation.

TAX FEES.  There were no fees billed by BDO for tax compliance and tax consulting services for the fiscal years ended December 31, 2012 and 2011.

ALL OTHER FEES.  There were no other fees billed by BDO in the fiscal years ended December 31, 2012 and 2011.

All of the services provided by BDO described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Company’s Audit Committee.  The Audit Committee has determined that the rendering of professional services by BDO is compatible with maintaining BDO’s independence.

Audit Committee Pre-Approval Policies

The Audit Committee Charter provides that the Audit Committee shall approve in advance all audit services and all non-audit services provided by the independent registered public accounting firm based on policies and procedures developed by the Audit Committee from time to time.  The Audit Committee will not approve any non-audit services prohibited by applicable SEC or NYSE regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the IRC and its related regulations.

The Company’s Audit Committee expects that our independent registered public accounting firm will seek pre-approval from the Audit Committee prior to providing services to the Company.

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GENERAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's trustees, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC on Forms 3, 4, and 5. Trustees, executive officers, and beneficial owners of greater than ten percent are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) Forms 3, 4, and 5 that they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, for the exception of one non-employee trustee, all executive officers, and affiliated beneficial owners of greater than ten percent (10%) of the outstanding Common Shares complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the year ended December 31, 2012. The non-compliant Section 16 filing pertained to a late Form 4 filing by Mr. Herbert Glimcher, a non-employee member of the Company’s Board of Trustees.

Shareholder Proposals

The Bylaws provide that in order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, written notice of the nominee or proposal must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year's annual meeting of shareholders.  Accordingly, proposals of shareholders that pertain to such matters or any other matters permitted under our Bylaws to be brought before our shareholders at the 2013 Annual Meeting of Shareholders must be received by the Company at its principal executive offices no earlier than October 30, 2013 and no later than 5:00 p.m., Eastern Time, on November 29, 2013 in order for such proposal(s) to be considered at the 2014 Annual Meeting of Shareholders.  Shareholders interested in presenting a proposal for inclusion in the Company’s proxy statement for the 2014 Annual Meeting of Shareholders may do so by following the procedures in Rule 14a-8, or any such successor rule, under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company at its principal executive offices no later than October 30, 2013. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver by the Company of its right to do so at any time in the future.  The Nominating and Corporate Governance Committee will consider nominations of persons to serve as a trustee recommended by the shareholders using the process described herein.

Financial and Other Information

The Company's Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including certain financial statements and schedules, are being made available to the Company's shareholders concurrently with this Proxy Statement.  Glimcher® is a registered trademark of the Company.

Expenses of Solicitation

The cost of soliciting proxies will be borne by the Company.  Brokers and nominees should forward soliciting materials to the beneficial owners of the Common Shares held of record by such persons and the Company will reimburse them for their reasonable forwarding expenses.  In addition to the use of the mails, proxies may be solicited by trustees, officers, and regular employees of the Company, who will not be specially compensated for such services, by means of personal calls upon, or telephonic or telegraphic communications with, shareholders or their personal representatives.

Other Matters

The Board of Trustees knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting.  If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their discretion to the extent permitted by applicable laws or regulations.

By Order of the Board of Trustees, George A. Schmidt Executive Vice President, General Counsel and Secretary

March 29, 2013

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GLIMCHER REALTY TRUST
180 EAST  BROAD STREET
 COLUMBUS, OH 43215
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Glimcher Realty Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To Vote, Mark Blocks Below In Blue or Black Ink As Follows	Keep This Portion For Your Records
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	Detach And Return This Portion Only

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 10-K - Combo Doc. are available at www.proxyvote.com.

GLRTR2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES ANNUAL MEETING OF SHAREHOLDERS May 9, 2013

The undersigned shareholder(s) hereby appoint(s) George A. Schmidt, Esq. and Michael P. Glimcher, or either of them, as proxies for the undersigned, each with the power to appoint a substitute, and hereby authorizes  them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common  Stock of Glimcher Realty Trust that  the undersigned shareholder(s) is/are entitled  to vote at the Annual Meeting of Shareholders  to be held at 11:00 A.M., local time, on May 9, 2013,  at the Renaissance Columbus Downtown Hotel, 50 North 3rd Street, Columbus,  Ohio 43215,  and any adjournment  or postponement   thereof.   The undersigned  hereby acknowledges  receipt of the notice  of the annual  meeting  of shareholders to be held on May 9, 2013  and of the accompanying  proxy statement,  the terms of each of which are incorporated  herein by reference,  and revokes any proxy heretofore  given with respect  to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF TRUSTEES AND FOR PROPOSALS 2 AND 3.  PROXY HOLDERS ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK, SIGN,   DATE AND RETURN THIS PROXYCARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE